Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND RESTATEMENT AGREEMENT dated as of August 25, 2011 (this “Agreement”), to the Credit Agreement dated as of June 9, 2008, as amended and restated as of February 12, 2010 (as in effect immediately prior to the Second Restatement Effective Date (as defined below), the “First Restated Credit Agreement”), among SCIENTIFIC GAMES INTERNATIONAL, INC. (the “Borrower”), SCIENTIFIC GAMES CORPORATION (“Holdings”), the lenders from time to time party thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to the First Restated Credit Agreement, the Existing Lenders have extended credit to the Borrower.

WHEREAS, the Borrower has requested that the First Restated Credit Agreement be amended and restated in the form attached hereto as Exhibit A (the “Second Restated Credit Agreement”) (a) to extend the final maturity date of all or a portion of the Revolving Commitments (such term and each other capitalized term used but not defined in this preamble having the meaning assigned thereto in Section 1 below) and Term Loans, in each case outstanding under the First Restated Credit Agreement and (b) to modify certain other provisions of the First Restated Credit Agreement as provided herein;

WHEREAS, upon the Second Restatement Effective Date, certain of the terms of the Term Loans of each Term Lender, and certain of the terms of the Dollar Revolving Commitments and Multicurrency Revolving Commitments of each Dollar Revolving Lender and Multicurrency Revolving Lender that, in each case, approves this Agreement and elects to convert its Term Loans into Tranche B-1 Term Loans, its Dollar Revolving Commitments into Class A Dollar Revolving Commitments or its Multicurrency Revolving Commitments  into Class A Multicurrency Revolving Commitments, as applicable, by executing and delivering to the Administrative Agent (or its counsel) a signature page to this Agreement designating itself as such will be modified as set forth herein; and

WHEREAS, each of Holdings, the Borrower, the Administrative Agent and the Lenders whose signatures appear below are willing to amend and restate the First Restated Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereby agrees as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Restated Credit Agreement, except that the defined terms “Dollar Revolving Commitment”, “Dollar

Revolving Lender”, “Dollar Revolving Loan”, “Multicurrency Revolving Commitment”, “Multicurrency Revolving Lender”, “Multicurrency Revolving Loan”, “Term Lender” and “Term Loan” shall have the meanings assigned to such terms in the First Restated Credit Agreement.  The provisions of Section 1.2 of the Second Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.  The following terms shall have the following meanings:

“Declining Dollar Revolving Lender”:  each Dollar Revolving Lender that is not an Extending Dollar Revolving Lender.

“Declining Lender”:  a Declining Term Lender, a Declining Dollar Revolving Lender or a Declining Multicurrency Revolving Lender.

“Declining Multicurrency Revolving Lender”:  each Multicurrency Revolving Lender that is not an Extending Multicurrency Revolving Lender.

“Declining Term Lender”:  each Term Lender that is not an Extending Term Lender.

“Extending Dollar Revolving Lender”:  each Dollar Revolving Lender that elects to extend the termination date of all, but not less than all, of its Dollar Revolving Commitment pursuant to the terms set forth herein and in the Second Restated Credit Agreement and approves this Agreement by delivering a signature page to this Agreement to the Administrative Agent (or its counsel) designating itself as an Extending Dollar Revolving Lender.

“Extending Lender”:  an Extending Term Lender, an Extending Dollar Revolving Lender or an Extending Multicurrency Revolving Lender.

“Extending Multicurrency Revolving Lender”:  each Multicurrency Revolving Lender that elects to extend the termination date of all, but not less than all, of its Multicurrency Revolving Commitment pursuant to the terms set forth herein and in the Second Restated Credit Agreement and approves this Agreement by delivering a signature page to this Agreement to the Administrative Agent (or its counsel) designating itself as an Extending Multicurrency Revolving Lender.

“Extending Term Lender”:  each Term Lender that elects to extend the maturity date of all, but not less than all, of its Term Loans pursuant to the terms set forth herein and in the Second Restated Credit Agreement and approves this Agreement by delivering a signature page to this Agreement to the Administrative Agent (or its counsel) designating itself as an Extending Term Lender.

SECTION 2.  Amendment and Restatement of the First Restated Credit Agreement.  Effective on the Second Restatement Effective Date, the First Restated Credit Agreement (excluding the exhibits thereto to the extent not attached as part of Exhibit A hereto, each of which shall remain unchanged) is hereby amended and restated to read in its entirety in the form of the Second Restated Credit Agreement attached as Exhibit A hereto.  From and after the Second Restatement Effective Date, the terms

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“Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Second Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Second Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Second Restated Credit Agreement.

SECTION 3.  Term Loans; Revolving Commitments and Revolving Loans. (a)  Subject to the terms and conditions set forth herein and in the Second Restated Credit Agreement, effective upon the Second Restatement Effective Date (a) each Extending Term Lender shall be a Tranche B-1 Term Lender under the Second Restated Credit Agreement and its Term Loans shall be Tranche B-1 Term Loans thereunder and (b) each Declining Term Lender shall be a Tranche B-2 Term Lender under the Second Restated Credit Agreement and its Term Loans shall be Tranche B-2 Term Loans thereunder.

(b)  Subject to the terms and conditions set forth herein and in the Second Restated Credit Agreement, effective upon the Second Restatement Effective Date, (a) each Extending Dollar Revolving Lender shall be a Class A Dollar Revolving Lender under the Second Restated Credit Agreement and its Dollar Revolving Commitment and Dollar Revolving Loans shall be a Class A Dollar Revolving Commitment and Class A Dollar Revolving Loans, respectively, thereunder, (b) each Extending Multicurrency Revolving Lender shall be a Class A Multicurrency Revolving Lender under the Second Restated Credit Agreement and its Multicurrency Revolving Commitment and Multicurrency Revolving Loans shall be a Class A Multicurrency Revolving Commitment and Class A Multicurrency Revolving Loans, respectively, thereunder, (c) each Declining Dollar Revolving Lender shall be a Class B Dollar Revolving Lender under the Second Restated Credit Agreement and its Dollar Revolving Commitment and Dollar Revolving Loans shall be a Class B Dollar Revolving Commitment and Class B Dollar Revolving Loans thereunder, respectively, and (d) each Declining Multicurrency Revolving Lender shall be a Class B Multicurrency Revolving Lender under the Second Restated Credit Agreement and its Multicurrency Revolving Commitment and Multicurrency Revolving Loans shall be a Class B Multicurrency Revolving Commitment and Class B Multicurrency Revolving Loans thereunder, respectively.

(c)  Notwithstanding anything to the contrary contained in the First Restated Credit Agreement or the Second Restated Credit Agreement, the Borrower may, within 30 Business Days following the Second Restatement Effective Date, replace any Declining Lender in accordance with the provisions of Section 4.13 of the Second Restated Credit Agreement and may require such Declining Lender to assign its Tranche B-2 Term Loans or Class B Revolving Commitments and Class B Revolving Loans, as applicable, to a replacement financial institution pursuant thereto and for purposes thereof, the transactions contemplated hereby shall be deemed to be a Conversion Offer under Section 4.19(b) of the Second Restated Credit Agreement (and to have satisfied the conditions set forth in such Section), and each Declining Lender shall be deemed to have elected not to convert its

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Tranche B-2 Term Loans or Class B Revolving Commitments and Class B Revolving Loans, as applicable, pursuant to such Conversion Offer.

SECTION 4.  Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party hereby represents and warrants to each of the other parties hereto, that:

(a)  This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Second Restatement Effective Date as if made on the Second Restatement Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be so true and correct in all material respects as of such earlier date.

(c)  No Default or Event of Default has occurred and is continuing on the Second Restatement Effective Date or after giving effect to this Agreement and the transactions contemplated hereby.

SECTION 5.  Additional Agreements. Within 30 days following the Second Restatement Effective Date (which period may be extended by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent (a) amendments to each of the Mortgages duly executed by the parties thereto (collectively, the “Mortgage Amendments”) as are necessary to reflect the Extended Term Loan Maturity Date and the Extended Revolving Termination Date and such other amendments thereto as are necessary to reflect the transactions contemplated hereby and by the Second Restated Credit Agreement, (b) evidence reasonably satisfactory to the Administrative Agent of the recording of the Mortgage Amendments in the applicable recording offices or evidence that arrangements for such recording have been made, (c) bring-down endorsements of the title insurance policies issued in connection with the Mortgages insuring the liens of the Mortgages, as amended by the Mortgage Amendments as first priority liens upon the Mortgaged Properties, free of Liens except as expressly permitted by Section 8.3 of the Second Restated Credit Agreement and (d) legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property.

SECTION 6.  Fees.  (a)  The Borrower agrees to pay to the Administrative Agent (i) for the account of each Lender that executes and delivers a copy of this

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Agreement to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on August 25, 2011, an upfront fee in an amount equal to 0.25% of the sum of (x) the aggregate principal amount of Term Loans of such Lender under the First Restated Credit Agreement as of the Second Restatement Effective Date immediately prior to giving effect to this Agreement and the transactions contemplated hereby and (y) the aggregate amount of Revolving Commitments (whether used or unused) of such Lender under the First Restated Credit Agreement as of the Second Restatement Effective Date immediately prior to giving effect to this Agreement and the transactions contemplated hereby that are converted to Tranche B-1 Term Loans and Class A Revolving Commitments, respectively, as of the Second Restatement Effective Date immediately after giving effect to this Agreement and the transactions contemplated hereby, other than any such Tranche B-1 Term Loans or Class A Revolving Commitments that are assigned by JPMorgan Chase Bank, N.A., as assignor, pursuant to the Master Assignment to Purchasing Lenders (as defined below) to the assignees party thereto (the “Assignee Lenders”) and (ii) for the account of each Assignee Lender that executes and delivers a copy of the Master Assignment Agreement to Purchasing Lenders to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on August 25, 2011, an upfront fee in an amount equal to 0.25% of the sum of (x) the aggregate principal amount of Tranche B-1 Term Loans purchased and assumed by such Assignee Lender pursuant thereto and (y) the aggregate amount of Class A Revolving Commitments (whether used or unused) purchased and assumed by such Assignee Lender pursuant thereto (all such upfront fees payable pursuant to clause (i) and (ii), collectively, the “Upfront Fees”); provided that the Borrower shall have no liability for any such Upfront Fees if this Agreement and the Second Restated Credit Agreement do not become effective in accordance with Section 7 below.  The Upfront Fees shall be payable in immediately available funds (A) in the case of the Upfront Fees payable pursuant to clause (i) above, on, and subject to the occurrence of, the Second Restatement Effective Date and (B) in the case of the Upfront Fees payable pursuant to clause (ii) above, on the Effective Date under (and as defined in) the Master Assignment to Purchasing Lenders and subject to the occurrence of the Second Restatement Effective Date.

SECTION 7.  Conditions Precedent.  This Agreement and the Second Restated Credit Agreement shall become effective as of the date (the “Second Restatement Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:

(a)  The Administrative Agent (or its counsel) shall have received from each of the Loan Parties, the Required Lenders and each Extending Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)  After giving effect to the transactions contemplated by this Agreement, at least two-thirds of (i) the outstanding Term Loans shall be Tranche B-

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1 Term Loans and (ii) the Revolving Commitments shall be Class A Revolving Commitments;

(c)  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Agreement and the Second Restated Credit Agreement and the transactions contemplated hereby and thereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)  The Administrative Agent shall have received the following executed legal opinions: (i) the legal opinion of Latham & Watkins LLP, special counsel to the Loan Parties and (ii) the legal opinion of Ira H. Raphaelson, general counsel of Holdings and its Subsidiaries, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(e)  The Administrative Agent shall have received all fees and other amounts due and payable hereunder or under the First Restated Credit Agreement on or prior to the Second Restatement Effective Date, including the Upfront Fees and, to the extent invoiced at least one Business Day prior to the Second Restatement Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f)  The Administrative Agent shall have received a completed Perfection Certificate dated as of the Second Restatement Effective Date and signed by an executive officer or Responsible Officer of Holdings and the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) that are not permitted by Section 8.3 of the Second Restated Credit Agreement have been terminated.

(g)  Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the United States PATRIOT Act, to the extent reasonably requested through the Administrative Agent within five Business Days prior to the Second Restatement Effective Date.

(h)  Each of the conditions set forth in Section 6.2(a) and (b) of the Second Restated Credit Agreement shall be satisfied as of the Second Restatement

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Effective Date, and the Administrative Agent shall have received a certification of a Responsible Officer of the Borrower to that effect.

(i)  The Administrative Agent shall be reasonably satisfied that each of the conditions set forth in Section 3 of the Master Assignment Agreement from Assigning Lenders dated as of August 25, 2011, among JPMorgan Chase Bank, N.A., as assignee and as Administrative Agent, the assignors listed on Schedule 1 thereto and the Borrower, shall have been satisfied (or waived as provided therein) and that the transactions contemplated thereby shall have been consummated.

(j)  The Administrative Agent shall be reasonably satisfied that each of the conditions set forth in Section 2 of the Master Assignment Agreement to Purchasing Lenders dated as of August 25, 2011 (the “Master Assignment Agreement to Purchasing Lenders”), among JPMorgan Chase Bank, N.A., as assignor and as Administrative Agent, the assignees listed on Schedule 1 thereto and the Borrower, shall have been satisfied (or waived as provided therein) and that the transactions contemplated thereby shall be consummated substantially contemporaneously with the effectiveness hereof.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of the Second Restated Credit Agreement, and such notice shall be conclusive and binding.

SECTION 8.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.  Consent and Reaffirmation. Each Guarantor hereby consents to this Agreement and the Second Restated Credit Agreement and the transactions contemplated hereby and thereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Agreement and the Second Restated Credit Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guarantee of the Obligations (as defined in the Guarantee and Collateral Agreement) and its grant of a security interest pursuant to the Security Documents in its assets that constitute Collateral as collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Second Restated Credit Agreement and the

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other Loan Documents, including, without limitation, the Tranche B-1 Term Loans and the Class A Revolving Commitments.

SECTION 11.  No Novation. Neither this Agreement nor the effectiveness of the Second Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the First Restated Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement) securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the First Restated Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement, the Second Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the First Restated Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms thereof being modified as provided in this Agreement and in the Second Restated Credit Agreement.  The First Restated Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby.  This Agreement shall constitute a Loan Document for all purposes of the First Restated Credit Agreement and the Second Restated Credit Agreement.

SECTION 12.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 11.2 of the Second Restated Credit Agreement.

SECTION 13.  Severability; Submission to Jurisdiction; Waivers; Acknowledgements.  Sections 11.9, 11.12 and 11.13 of the Second Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 14.  Counterparts.  This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 15.  Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC. SCIENTIFIC GAMES CORPORATION

by
/s/ Jeffrey S. Lipkin
	Name:	Jeffrey S. Lipkin
	Title:	Senior Vice President & Chief Financial Officer

SCIENTIFIC GAMES PRODUCTS, INC. SG GAMING, INC. SCIENTIFIC GAMES SA, INC.

by
/s/ Jeffrey S. Lipkin
	Name:	Jeffery S. Lipkin
	Title:	Vice President & Chief Financial Officer

MDI ENTERTAINMENT, LLC,

by SCIENTIFIC GAMES INTERNATIONAL, INC. as its sole member

by
/s/ Jeffrey S. Lipkin
	Name:	Jeffery S. Lipkin
	Title:	Senior Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:
OWS CLO I Ltd

	by	/s/ Ronald Grobeck
		Name:	Ronald Grobeck
		Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:
PACIFICA CDO III Ltd

	by	/s/ Ronald Grobeck
		Name:	Ronald Grobeck
		Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:
PACIFICA CDO IV Ltd.

	by	/s/ Ronald Grobeck
		Name:	Ronald Grobeck
		Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	Allied Irish Banks PLC as a Term Loan Lender:

	by	/s/ Edwin Holmes
		Name:	Edwin Holmes
		Title:	Vice President

by
/s/ David Smith
		Name:	David Smith
		Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

AMMC CLO III, LIMITED
Name of Institution:	By:	American Money Management Corp., as Collateral Manager

		by	/s/ David P. Meyer
			Name:	David P. Meyer
			Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

AMMC CLO IV, LIMITED
Name of Institution:	By:	American Money Management Corp., as Collateral Manager

		by	/s/ David P. Meyer
			Name:	David P. Meyer
			Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

AMMC VIII, LIMITED
Name of Institution:	By:	American Money Management Corp., as Collateral Manager

		by	/s/ David P. Meyer
			Name:	David P. Meyer
			Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	WHITNEY CLO I LTD.

By: Apidos Capital Management, LLC On behalf of Resource Capital Asset Management (RCAM)

	by	/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Senior Portfolio Manager

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒                                  CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:
BANK OF AMERICA, N.A.

	by	/s/ Brian D. Corum
		Name:	Brian D. Corum
		Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:
THE BANK OF NOVA SCOTIA

		by	/s/ David L. Mahmood
Name: DAVID L. MAHMOOD
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	Compass Bank

	by	/s/ Nancy Zezza
Name: Nancy Zezza
Title: SVP

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	CRÉDIT INDUSTRIEL ET COMMERCIAL

	by	/s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

	by	/s/ Bernard Laleuf
Name: BERNARD LALEUF
Title: SENIOR VICE PRESIDENT & DEPUTY GENRAL MANAGER

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐            CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	Credit Suisse, AG, Cayman Islands Branch

	by	/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

	by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐            CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	GOLDMAN SACHS BANK USA

	by	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	HSBC Bank USA, N.A.

	by	/s/ Randolph Cates
Name: Randolph Cates
Title: Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	ING Capital LLC

	by	/s/ Christopher J Moon
Name: Christopher J Moon
Title: Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	JPMorgan Chase Bank, N.A.

	by	/s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	MIHI LLC

	by	/s/ Stephen Mehos
Name: Stephen Mehos
Title: Authorized Signatory

	by	/s/ Andrew Underwood
Name: Andrew Underwood
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐            CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	by: PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company.

	by	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	PPM GRAYHAWK CLO, LTD.

By:
PPM America, Inc., as Collateral Manager

by	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:
PPM Monarch Bay Funding LLC

by	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	Dryden IX – Senior Loan Fund 2005 p.l.c
By: Prudential Investment Management,
Inc., Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	Dryden VII – Leveraged Loan CDO 2004
By: Prudential Investment Management,
Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	Dryden VIII – Leveraged Loan CDO 2005
By: Prudential Investment Management,
Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒                                  CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	RAYMOND JAMES BANK, FSB

by	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒                                  CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	RB International Finance (USA) LLC

by	/s/ Christoph Hoedl
	Name:	CHRISTOPH HOEDL
	Title:	First Vice President

by
/s/ Randall Abrams
	Name:	RANDALL ABRAMS
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐                                    CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND TERM LOANS

Name of Institution:	The Royal Bank of Scotland plc

by	/s/ Alex Daw
	Name:	Alex Daw
	Title:	Director

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	TORONTO DOMINION (TEXAS) LLC

	by	/s/ Debbi L Brito
		Name:	DEBBI L BRITO
		Title:	Authorized Officer

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☐            CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☐                                    CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	UBS AG, Stamford Branch

	by	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director
Banking Products
Services, US

by
/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products
Services, US

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☐            CONSENT AND EXTEND TERM LOANS

Name of Institution:	UBS Loan Finance LLC

	by	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director
Banking Products
Services, US

by
/s/ Irja R. Otsa
	Name:	Iria R. Otsa
	Title:	Associate Director
Banking Products
Services, US

LENDER SIGNATURE PAGE TO

THE SCIENTIFIC GAMES INTERNATIONAL, INC.

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

Lenders may consent to this Agreement and elect to become (a) an Extending Dollar Revolving Lender, (b) an Extending Multicurrency Revolving Lender and/or (c) an Extending Term Lender, as applicable. Please indicate your choice by checking the appropriate box(es) below:

☒           CONSENT AND EXTEND DOLLAR REVOLVING COMMITMENT

☒                                  CONSENT AND EXTEND MULTICURRENCY REVOLVING COMMITMENT

☒           CONSENT AND EXTEND TERM LOANS

Name of Institution:	UniCredit Bank AG
New York Branch

	by	/s/ Kimberly D. Sousa
		Name:	Kimberly D. Sousa
		Title:	Director

by
/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

EXHIBIT A

CREDIT AGREEMENT

Dated as of

June 9, 2008,

as Amended and Restated as of February 12, 2010,

as Further Amended and Restated as of August 25, 2011,

among

SCIENTIFIC GAMES INTERNATIONAL, INC.,
as Borrower,

SCIENTIFIC GAMES CORPORATION,
as Holdings and a Guarantor,

The Several Lenders
from Time to Time Parties Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

J.P. MORGAN SECURITIES LLC

CREDIT SUISSE SECURITIES (USA) LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

RBS SECURITIES INC.

and

UBS SECURITIES LLC
as Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A.

and

UBS SECURITIES LLC

as Co-Syndication Agents,

and

ING CAPITAL LLC
THE ROYAL BANK OF SCOTLAND PLC
DEUTSCHE BANK SECURITIES INC.
and

CREDIT SUISSE SECURITIES (USA) LLC

as Co-Documentation Agents

i

4.11.	Indemnity	72
4.12.	Change of Lending Office	73
4.13.	Replacement of Lenders	73
4.14.	Evidence of Debt	74
4.15.	Illegality	74
4.16.	Foreign Currency Exchange Rate	75
4.17.	Incremental Facilities	75
4.18.	Refinancing Amendments	77
4.19.	Conversion of Class B Revolving Commitments, Class B Revolving Loans and Tranche B-2 Term Loans	78

Section 5.	REPRESENTATIONS AND WARRANTIES	79
5.1.	Financial Condition	79
5.2.	No Change	79
5.3.	Corporate Existence; Compliance with Law	79
5.4.	Power; Authorization; Enforceable Obligations	79
5.5.	No Legal Bar	80
5.6.	Litigation	80
5.7.	No Default	80
5.8.	Ownership of Property; Liens	80
5.9.	Intellectual Property	80
5.10.	Taxes	81
5.11.	Federal Regulations	81
5.12.	Labor Matters	81
5.13.	ERISA	81
5.14.	Investment Company Act; Other Regulations	81
5.15.	Subsidiaries	82
5.16.	[Reserved]	82
5.17.	Environmental Matters	82
5.18.	Accuracy of Information, etc.	83
5.19.	Security Documents	83
5.20.	Solvency	84
5.21.	Senior Indebtedness	84
5.22.	Regulation H	84
5.23.	Material Contracts	84
5.24.	Insurance	85

Section 6.	CONDITIONS PRECEDENT	85
6.1.	[Reserved]	85
6.2.	Conditions to Each Extension of Credit	85

Section 7.	AFFIRMATIVE COVENANTS	86
7.1.	Financial Statements	86
7.2.	Certificates; Other Information	86
7.3.	Payment of Obligations	88

7.4.	Maintenance of Existence; Compliance	88
7.5.	Maintenance of Property; Insurance	88
7.6.	Inspection of Property; Books and Records; Discussions	88
7.7.	Notices	88
7.8.	Environmental Laws	89
7.9.	Additional Collateral, etc.	90
7.10.	Further Assurances	92
7.11.	Use of Proceeds	93
7.12.	[Intentionally Omitted.]	93
7.13.	[Intentionally Omitted.]	93

Section 8.	NEGATIVE COVENANTS	93
8.1.	Financial Condition Covenants	93
8.2.	Indebtedness	94
8.3.	Liens	96
8.4.	Fundamental Changes	99
8.5.	Disposition of Property	100
8.6.	Restricted Payments	103
8.7.	Payment Blockage Notice	105
8.8.	Investments	105
8.9.	Payments and Modifications of Certain Debt Instruments	109
8.10.	Transactions with Affiliates	110
8.11.	Sales and Leasebacks	110
8.12.	Changes in Fiscal Periods	110
8.13.	Negative Pledge Clauses	110
8.14.	Clauses Restricting Subsidiary Distributions	111
8.15.	Lines of Business	112
8.16.	Hedge Agreements	112

Section 9.	EVENTS OF DEFAULT	112

Section 10.	THE AGENTS	116
10.1.	Appointment	116
10.2.	Delegation of Duties	117
10.3.	Exculpatory Provisions	117
10.4.	Reliance by Agents	117
10.5.	Notice of Default	118
10.6.	Non-Reliance on Agents and Other Lenders	118
10.7.	Indemnification	118
10.8.	Agent in Its Individual Capacity	119
10.9.	Successor Administrative Agent	119
10.10.	Agents Generally	120
10.11.	Lead Arranger, Joint Lead Arrangers and Syndication Agents	120
10.12.	Intercreditor Agreements	120

Section 11.	MISCELLANEOUS	120
11.1.	Amendments and Waivers	120
11.2.	Notices	123
11.3.	No Waiver; Cumulative Remedies	124
11.4.	Survival	124
11.5.	Payment of Expenses	124
11.6.	Successors and Assigns	126
11.7.	Adjustments; Set-off	129
11.8.	[Reserved]	130
11.9.	Severability	130
11.10.	Integration	130
11.11.	GOVERNING LAW	130
11.12.	Submission to Jurisdiction; Waivers	130
11.13.	Acknowledgments	131
11.14.	Releases of Guarantees and Liens	131
11.15.	Confidentiality	132
11.16.	WAIVERS OF JURY TRIAL	132
11.17.	USA PATRIOT Act Notice	132
11.18.	Conversion of Currencies	132
11.19.	Interest Rate Limitation	133

SCHEDULES:

1.1(a)	Mortgaged Property
1.1(b)	Specified Hedge Agreements
1.1(c)	Italian Concession Obligations

2.1	Commitments
5.4	Consents, Authorization, Filings and Notices
5.6	Litigation
5.15(a)	Subsidiaries
5.15(b)	Outstanding Equity Commitments
5.19(a)	UCC Filing Jurisdictions
5.19(b)	Mortgage Filing Jurisdictions
5.22	Regulation H
5.23	Material Contracts
5.24	Insurance
8.2(d)	Existing Indebtedness
8.3(l)	Existing Liens
8.8(f)	Existing Investments
8.13(c)	Specified Contracts — Negative Pledge
8.13(d)	Specified Contracts — Prohibition of Assignment

EXHIBITS:

A	Form of Guarantee and Collateral Agreement

B	Form of Compliance Certificate
C-1	Form of Closing Certificate for Borrower
C-2	Form of Closing Certificate for Loan Parties
D	Form of Mortgage
E	Form of Assignment and Assumption
F-1	Form of Legal Opinion of Latham & Watkins LLP
F-2	Form of Legal Opinion of Ira H. Raphaelson
G	Form of Exemption Certificate
H	Summary of Key Terms of First Lien Intercreditor Agreement
I	Summary of Key Terms of Second Lien Intercreditor Agreement

v

CREDIT AGREEMENT, dated as of June 9, 2008, as amended and restated as of February 12, 2010, as further amended and restated as of August 25, 2011, among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation, as Borrower, SCIENTIFIC GAMES CORPORATION, a Delaware corporation, as Holdings and a Guarantor, the several banks and other financial institutions or entities from time to time parties to this Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent.

The parties hereto agree as follows:

SECTION 1.   DEFINITIONS

1.1.                              Defined Terms.  As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Additional Lender”:  any bank or other financial institution (other than any such bank or financial institution that is a Lender at such time) that agrees to provide any portion of an Incremental Term Loan or a Revolving Commitment Increase pursuant to an Incremental Amendment in accordance with Section 4.17 or Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 4.18; provided that each such bank or financial institution shall be reasonably satisfactory to the Administrative Agent and, in the case of any such bank or financial institution providing any portion of a Revolving Commitment Increase or a Refinancing Revolving Commitment, to the Issuing Lenders and, in the case of any such bank or financial institution providing a Dollar Revolving Commitment, the Swingline Lender, in each case such consent not to be unreasonably withheld or delayed.

“Adjustment Date”:  as defined in the definition of the term “Applicable Margin”.

“Administrative Agent”:  JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity, as provided in Section 10.9.

“Administrative Questionnaire”:  shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Foreign Currency”:  as defined in Section 4.7(c).

“Affiliate”:  as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agents”:  the collective reference to the Syndication Agents, the Documentation Agents and the Administrative Agent, which term shall include, for purposes of Section 10 only, the Issuing Lenders.

“Aggregate Exposure”:  with respect to any Lender at any time, the sum of (a) the aggregate then unpaid principal amount of such Lender’s Term Loans, (b) the amount of such Lender’s Revolving Commitments then in effect and (c) if the Revolving Commitments of a Class have been terminated, the amount of such Lender’s Revolving Extensions of Credit of such Class then outstanding.

“Aggregate Exposure Percentage”:  with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”:  this Credit Agreement.

“Agreement Currency”:  as defined in Section 11.18(b).

“Amendment”:  Amendment dated as of March 27, 2009, to this Agreement.

“Applicable Creditor”:  as defined in Section 11.18(b).

“Applicable Margin”:  for any day with respect to a Loan, the applicable rate per annum set forth below under the caption “Applicable Margin for Eurocurrency Loans” or “Applicable Margin for Base Rate Loans”, as the case may be, based upon the Consolidated Leverage Ratio as of the most recent determination date:

Consolidated Leverage Ratio	Applicable Margin for Eurocurrency Loans	Applicable Margin for Base Rate Loans
Category 1 Greater than or equal to 4.75:1.00	3.50%	2.50%
Category 2 Less than 4.75:100 but greater than or equal to 4.25:1.00	3.25%	2.25%
Category 3 Less than 4.25:1.00 but greater than or equal to 4.00:1.00	3.00%	2.00%
Category 4 Less than 4.00:1.00 but greater than or equal to 3.25:1.00	2.75%	1.75%
Category 5 Less than 3.25:1.00	2.50%	1.50%

For purposes of the foregoing, the Applicable Margin shall be adjusted based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph.  If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the grid above shall apply.  On each Adjustment Date, the Applicable Margin shall be adjusted to be equal to the Applicable Margin opposite the Category determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

“Applicable Senior Debt”: as defined in Section 8.2(h).

“Application”:  an application, in such form as an Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

“Approved Fund”:  as defined in Section 11.6.

“Asset Sale”:  any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c), (d), (f), (g), (h), (i), (j), (k), (l), (m), (n), (q) and (u) of Section 8.5) that yields Net Cash Proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $5,000,000.

“Assignment and Assumption”:  an Assignment and Assumption, substantially in the form of Exhibit E.

“Available Revolving Commitment”:  as to any Revolving Lender under either Revolving Facility at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment under such Revolving Facility then in effect over (b) such Lender’s Revolving Extensions of Credit under such Revolving Facility then outstanding; provided that, in calculating any Dollar Revolving Lender’s Revolving Extensions of Credit under the Dollar Revolving Facility for the purpose of determining commitment fees with respect to such Lender’s Available Revolving Commitment under the Dollar Revolving Facility pursuant to Section 3.5, the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be $0.00.

“Base Rate”:  for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Eurocurrency Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1%.  For purposes hereof, “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by the Reference Lender as its prime rate in effect at its principal office in New York City, and the Eurocurrency Rate on any day shall be based on the rate per annum appearing on the Reuters “LIBOR01” screen displaying British Bankers’ Association Interest Settlement Rates (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative

Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to such day for deposits in dollars with a maturity of one month.  Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate, respectively.

“Base Rate Loans”:  Loans the rate of interest applicable to which is based upon the Base Rate.

“Benefitted Lender”:  as defined in Section 11.7(a).

“Board”:  the Board of Governors of the Federal Reserve System of the United States (or any successor thereto).

“Borrower”:  Scientific Games International, Inc., a Delaware corporation.

“Borrowing Date”:  any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business”:  as defined in Section 5.17(b).

“Business Day”:  a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that (a) when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (b) when used in connection with a Multicurrency Revolving Loan denominated in a Foreign Currency, the term “Business Day” shall also exclude any day on which banks in (i) the jurisdiction of the account to which the proceeds of such Loan are to be disbursed and (ii) the jurisdiction in which payments of principal of and interest on such Loan are to be made are authorized or required by law to close and (c) when used in connection with any Loan denominated in Euro, the term “Business Day” shall also exclude any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is not open for settlement of payment in Euro.

“Calculation Date”:  with respect to each Foreign Currency, the fifteenth and last day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day); provided that the second Business Day preceding each Borrowing Date with respect to any Multicurrency Revolving Loans denominated in a Foreign Currency shall also be a “Calculation Date” with respect to such Foreign Currency.

“Capital Expenditures”:  for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for (a) the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its subsidiaries, (b) the purchase or development of computer software or systems to the extent such expenditures are capitalized on the consolidated balance sheet of such Person and its subsidiaries in conformity with GAAP and (c) deferred installation costs; provided that Capital Expenditures shall not include expenditures recorded as consideration paid in connection with acquisitions permitted by Section 8.8(k) or any other related expenditure made substantially contemporaneously therewith.

“Capital Lease Obligations”:  as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”:  any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Collateral Account”:  as defined in Section 4.2(e).

“Cash Equivalents”:  (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least “A-1” by Standard & Poor’s Ratings Services (“S&P”) or “P-1” by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least “A” by S&P or “A” by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) shares of Dollar denominated money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Conversion Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated “AA+” by S&P and “Aa1” by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; (h) in the case of Subsidiaries doing business outside of the United States, substantially similar investments to those set forth in clauses (a) through (g) above denominated in foreign currencies; provided that references to the United States shall be deemed to mean foreign countries having a sovereign rating of “A” or better from either S&P or Moody’s; or (i) in the case of Subsidiaries doing business outside of the United States, substantially similar investments to those set forth in clauses (a) through (g) above denominated in foreign currencies; provided that (i) such investments are held in the ordinary course of business, (ii) the aggregate amount of such investments do not exceed the Dollar Equivalent of $50,000,000 at any time and (iii) such investments would otherwise constitute Cash Equivalents under clause (h) above but for the sovereign debt rating of the country issuing such foreign currency.

“Charges”:  as defined in Section 11.19.

“Class”:  (a) when used in reference to any Loan or borrowing, refers to whether such Loan, or the Loans constituting such borrowing, are Dollar Revolving Loans, Multicurrency Revolving Loans, Term Loans or Swingline Loans, (b) when used in reference to any Commitment, refers to whether such Commitment is a Dollar Revolving Commitment, Multicurrency Revolving Commitment or Term Commitment and (c) when used in reference to any Lender, refers to whether such Lender is a Dollar Revolving Lender, Multicurrency Revolving Lender or Term Lender.

“Class A Dollar Revolving Commitment”:  as to any Class A Dollar Revolving Lender, the obligation of such Lender, if any, to make Class A Dollar Revolving Loans and participate in Swingline Loans and Dollar Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Class A Dollar Revolving Commitment” with respect to such Lender on Schedule 2.1 or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The aggregate amount of the Class A Dollar Revolving Commitments as of the Second Restatement Effective Date is $145,443,037.97.

“Class A Dollar Revolving Extensions of Credit”:  as to any Class A Dollar Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of Class A Dollar Revolving Loans held by such Lender then outstanding, (b) such Lender’s Dollar Revolving Percentage of the Dollar L/C Obligations then outstanding and (c) such Lender’s Dollar Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Class A Dollar Revolving Lender”:  each Lender that has a Class A Dollar Revolving Commitment or any Class A Dollar Revolving Extensions of Credit.

“Class A Dollar Revolving Loan”:  a Dollar Revolving Loan made by a Class A Dollar Revolving Lender pursuant to its Class A Dollar Revolving Commitment.

“Class A Multicurrency Revolving Commitment”:  as to any Class A Multicurrency Revolving Lender, the obligation of such Lender, if any, to make Class A

Multicurrency Revolving Loans and participate in Multicurrency Letters of Credit in an aggregate principal and/or face amount (based on Dollar Equivalents, in the case of amounts denominated in Foreign Currencies) not to exceed the amount set forth under the heading “Class A Multicurrency Revolving Commitment” with respect to such Lender on Schedule 2.1 or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The aggregate amount of the Class A Multicurrency Revolving Commitments as of the Second Restatement Effective Date is $100,000,000.00.

“Class A Multicurrency Revolving Extensions of Credit”:  as to any Class A Multicurrency Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Class A Multicurrency Revolving Loans denominated in Dollars held by such Lender then outstanding, (b) such Lender’s Multicurrency Revolving Percentage of the Multicurrency L/C Obligations then outstanding and (c) such Lender’s Multicurrency Revolving Percentage of the Dollar Equivalent of the aggregate principal amount of Class A Multicurrency Revolving Loans denominated in Foreign Currencies then outstanding.

“Class A Multicurrency Revolving Lender”:  each Lender that has a Class A Multicurrency Revolving Commitment or any Class A Multicurrency Revolving Extensions of Credit.

“Class A Multicurrency Revolving Loan”:  a Multicurrency Revolving Loan made by a Class A Multicurrency Revolving Lender pursuant to its Class A Multicurrency Revolving Commitment.

“Class A Revolving Commitment”:  a Class A Dollar Revolving Commitment or Class A Multicurrency Revolving Commitment, as applicable.

“Class A Revolving Lender”:  a Class A Dollar Revolving Lender or Class A Multicurrency Revolving Lender, as applicable.

“Class A Revolving Loan”: a Class A Dollar Revolving Loan or Class A Multicurrency Revolving Loan, as applicable.

“Class B Dollar Revolving Commitment”:  as to any Class B Dollar Revolving Lender, the obligation of such Lender, if any, to make Class B Dollar Revolving Loans and participate in Swingline Loans and Dollar Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Class B Dollar Revolving Commitment” with respect to such Lender on Schedule 2.1 or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The aggregate amount of the Class B Dollar Revolving Commitments as of the Second Restatement Effective Date is $4,556,962.03.

“Class B Dollar Revolving Extensions of Credit”:  as to any Class B Dollar Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of Class B Dollar Revolving Loans held by such Lender then outstanding, (b) such Lender’s

Dollar Revolving Percentage of the Dollar L/C Obligations then outstanding and (c) such Lender’s Dollar Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Class B Dollar Revolving Lender”:  each Lender that has a Class B Dollar Revolving Commitment or any Class B Dollar Revolving Extensions of Credit.

“Class B Dollar Revolving Loan”:  a Dollar Revolving Loan made by a Class B Dollar Revolving Lender pursuant to its Class B Dollar Revolving Commitment.

“Class B Multicurrency Revolving Commitment”:  as to any Class B Multicurrency Revolving Lender, the obligation of such Lender, if any, to make Class B Multicurrency Revolving Loans and participate in Multicurrency Letters of Credit in an aggregate principal and/or face amount (based on Dollar Equivalents, in the case of amounts denominated in Foreign Currencies) not to exceed the amount set forth under the heading “Class B Multicurrency Revolving Commitment” with respect to such Lender on Schedule 2.1 or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.  The aggregate amount of the Class B Multicurrency Revolving Commitments as of the Second Restatement Effective Date is $0.

“Class B Multicurrency Revolving Extensions of Credit”:  as to any Class B Multicurrency Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Class B Multicurrency Revolving Loans denominated in Dollars held by such Lender then outstanding, (b) such Lender’s Multicurrency Revolving Percentage of the Multicurrency L/C Obligations then outstanding and (c) such Lender’s Multicurrency Revolving Percentage of the Dollar Equivalent of the aggregate principal amount of Class B Multicurrency Revolving Loans denominated in Foreign Currencies then outstanding.

“Class B Multicurrency Revolving Lender”:  each Lender that has a Class B Multicurrency Revolving Commitment or any Class B Multicurrency Revolving Extensions of Credit.

“Class B Multicurrency Revolving Loan”:  a Multicurrency Revolving Loan made by a Class B Multicurrency Revolving Lender pursuant to its Class B Multicurrency Revolving Commitment.

“Class B Revolving Commitment”:  a Class B Dollar Revolving Commitment or Class B Multicurrency Revolving Commitment, as applicable.

“Class B Revolving Lender”:  a Class B Dollar Revolving Lender or Class B Multicurrency Revolving Lender, as applicable.

“Class B Revolving Loan”: a Class B Dollar Revolving Loan or Class B Multicurrency Revolving Loan, as applicable.

“Class Vote”:  as defined in Section 11.1.

“Code”:  the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”:  all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commitment”:  a Term Commitment or a Revolving Commitment.

“Commitment Fee Rate”:  If the Consolidated Leverage Ratio as of the most recent determination date is (a) greater than or equal to 4.25:1.00, 0.75% per annum or (b) less than 4.25:1.00, 0.50% per annum.  For purposes of the foregoing, the Commitment Fee Rate shall be adjusted based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the Adjustment Date and to remain in effect until the next adjustment to be effected pursuant to this paragraph.  If any financial statements delivered to the Lenders pursuant to Section 7.1 are not delivered within the time periods specified therein, until the date that is three Business Days after the date on which such financial statements are delivered, the Commitment Fee Rate shall be 0.75%.  On each Adjustment Date, the Commitment Fee Rate shall be adjusted to be equal to the rate per annum set forth in clause (a) or (b) above, as applicable.

“Commonly Controlled Entity”:  an entity, whether or not incorporated, that is under common control with Holdings within the meaning of Section 4001 of ERISA or is part of a group that includes Holdings and that is treated as a single employer under Section 414 of the Code.

“Compliance Certificate”:  a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Compliance Event”: in respect of any Person (other than the Borrower or any other Wholly Owned Subsidiary of Holdings) in which Holdings or any of its Subsidiaries owns an interest (a) the reasonable good faith determination by Holdings (or the compliance committee thereof) that, or the notification of Holdings or any of its Subsidiaries by any Governmental Authority to the effect that, the ownership by Holdings or any of its Subsidiaries of interests in such Person, or the association by Holdings or any of its Subsidiaries with any Person (other than Holdings or any of its Wholly Owned Subsidiaries) that owns or holds an interest in such Person (an “Other Joint Venture Party”) or any Affiliate of such Other Joint Venture Party, in either case, would reasonably be expected to (i) result in legal, regulatory or governmental liability or sanction of Holdings or any of its Subsidiaries or the inability of Holdings or any of its Subsidiaries to make its regulatory filings in a timely manner, (ii) jeopardize in any material respect the existing licenses or permits of Holdings or any of its Subsidiaries (or its ability to obtain future licenses or permits) under applicable Gaming Laws or other applicable law or (iii) interfere in any material respect with the ability of Holdings or any of its Subsidiaries to conduct a material part of its business (whether as then conducted or as then proposed to be conducted) in compliance with applicable law or (b) the felony indictment or felony conviction of any Other Joint Venture Party or any Affiliate of such Other Joint Venture Party, or any of their respective officers, directors, managers or 5% equity holders.

“Conduit Lender”:  any special purpose entity organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrower (which consent shall not be unreasonably withheld); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 4.9, 4.10, 4.11 or 11.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

“Confidential Information Memorandum”:  the Confidential Information Memorandum relating to the Borrower and the Facilities dated May 2008, and furnished to the Lenders.

“Consolidated EBITDA”:  for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in calculating of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense (other than any interest expense of any Italian Concession Vehicle in respect of Indebtedness for borrowed money of such Italian Concession Vehicle if such Indebtedness for borrowed money of such Italian Concession Vehicle exceeds $25,000,000 in the aggregate), amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) the earnout payments with respect to the Global Draw Acquisition, the Games Media Acquisition, the Racing Venue Acquisition and any Permitted Acquisitions (including any loss or expense with respect to earnout payments with respect to such acquisitions), (f) any extraordinary charges or losses determined in accordance with GAAP, (g) non-cash stock-based compensation expenses and any other compensation expense not paid in cash in such period and which will not require any cash payment prior to the Latest Maturity Date (provided that non-cash compensation expenses accrued prior to the Second Restatement Effective Date in an aggregate amount not to exceed $993,000 may be added back notwithstanding any cash payments that may be required to be made in respect thereof prior to the Latest Maturity Date); provided that if any cash payment in respect of such compensation expense is made in any period thereafter, Consolidated EBITDA for such period shall be reduced by the amount of such cash payment, (h) any expenses, charges or losses incurred after the Effective Date resulting from the Peru Investments in an aggregate amount (for all periods combined) not to exceed $3,000,000, (i) the non-cash portion of any non-recurring write-offs or write-downs as required in accordance with GAAP, (j) any advisory fees and related expenses paid to advisory firms in connection with Permitted Acquisitions, (k) any Permitted Add-Backs; provided that such amounts do not include (i) write-offs or write-downs of accounts receivable or inventory and (ii) except with respect to the Permitted Add-Backs, any write-off or write-down to the extent it is in respect of cash payments to be made in a future period, (l) to the extent treated as an expense in the period paid or incurred, any Italian Concession Obligations contemplated by clause (a) or (b) of the definition thereof paid or incurred in such period, (m) restructuring charges, transaction expenses and shutdown expenses incurred in connection with a Racing Business Disposition, together with any charges incurred in connection with discontinued operations and cost-reduction initiatives associated with such Racing Business Disposition, in an aggregate amount (for all periods combined) not to exceed $7,325,000 and (n) any expenses or charges incurred in connection with the payment of license royalties or other fees to one or more Playtech Entities and for software services provided to the Global Draw Entities by one or more Playtech Entities in an aggregate amount not to exceed £5,250,000 during any four-quarter period minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income,  (b) any extraordinary income or gains determined in accordance with GAAP and (c) any income or gains with respect to earnout payments with respect to any acquisitions referred to in clause (e); provided that the aggregate amount of Consolidated EBITDA that is attributable to any Italian Concession Vehicle and that would not properly be included in Consolidated EBITDA if Consolidated EBITDA were calculated pursuant to this Agreement without giving effect to the Sixth Amendment shall not exceed $25,000,000 in any period of four consecutive fiscal quarters (or $30,000,000 in the case of any such period ending on or prior to June 30, 2012) (it being understood that, for the avoidance of doubt, this proviso shall not be construed to limit the inclusion in Consolidated EBITDA of the amount of Consolidated EBITDA that is attributable to any Italian Concession Vehicle (including pursuant to any commercial transactions with such Italian Concession Vehicle) and that would properly be included in Consolidated EBITDA if Consolidated EBITDA were so calculated).  For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) (A) pursuant to any determination of the Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio, (i) if at any time during such Reference Period Holdings or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period Holdings or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period and (B) Consolidated EBITDA shall be calculated after giving effect to any Pro Forma Adjustments associated with a Material Acquisition.

“Consolidated Interest Coverage Ratio”:  for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Expense”:  for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of Holdings and its Subsidiaries for such period with respect to all outstanding Indebtedness of Holdings and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP and excluding fees and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and any amendment hereto to the extent such fees are not capitalized and are treated as interest expense in accordance with GAAP).

“Consolidated Leverage Ratio”:  as of the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day.

“Consolidated Net Income”:  for any period, the consolidated net income (or loss) of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Holdings and any Italian Concession Vehicle) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary from such Person in the form of (i) dividends or similar distributions or (ii) without duplication to the extent otherwise treated as income, payments received by Holdings or such Subsidiary of principal of, and interest, premium and fees on, loans made by Holdings or such Subsidiary to such Person in lieu of an equity investment in or a capital contribution to such Person as reasonably determined by Holdings or such Subsidiary in good faith and (c) the undistributed earnings of any Subsidiary of Holdings (other than the Borrower) and any Italian Concession Vehicle to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary or such Italian Concession Vehicle is not at the time permitted by the terms of any Requirement of Law (other than, in the case of such Italian Concession Vehicle, to the extent the terms of such Requirement of Law limit or restrict in any way solely the dates on which or the number of times during any period of four consecutive fiscal quarters in which the actual payment of any such dividend or similar distribution may be made, so long as such Italian Concession Vehicle is permitted to make at least one such dividend or similar distribution in each such period of four consecutive fiscal quarters) or Contractual Obligation (other than (i) under any Loan Document and (ii) in the case of such Italian Concession Vehicle, to the extent that the terms of such Contractual Obligation incorporate the applicable terms of any such Requirement of Law described in the parenthetical exception above) applicable to such Subsidiary or such Italian Concession Vehicle.

“Consolidated Senior Debt”:  all Consolidated Total Debt other than the Senior Subordinated Securities.

“Consolidated Senior Debt Ratio”:  as of the last day of any period, the ratio of (a) Consolidated Senior Debt on such day to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day.

“Consolidated Total Debt”:  at any date, the aggregate principal amount of all Indebtedness of Holdings and its Subsidiaries at such date, determined on a consolidated basis and required to be reflected on Holdings’s balance sheet in accordance with GAAP, provided that for purposes of determining the Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio, any cash and Cash Equivalents of the Group Members in excess of $15,000,000 (less the amount of any such cash and Cash Equivalents at such date that are not (a) available to the Group Members without any restriction that would impair the application thereof to pay any of the Indebtedness included in the calculation of Consolidated Total Debt within three Business Days or (b) are subject to any Liens other than (i) Liens created under the Loan Documents or (ii) Liens arising by operation of law, or bankers Liens and brokers Liens arising under customary account agreements entered into in the ordinary course of business, in each case that do not impair access to such cash or Cash Equivalents) at such determination date will be subtracted from Consolidated Total Debt in an aggregate amount not to exceed $100.0 million, provided further that Indebtedness of Holdings or any of its Subsidiaries incurred pursuant to Section 8.2(s) shall not be included as Indebtedness in the calculation of Consolidated Total Debt.

“Continuing Directors”:  the directors of Holdings on the Effective Date and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by a majority of the then Continuing Directors.

“Contractual Obligation”:  as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Conversion Offer”:  as defined in Section 4.19(b).

“Credit Agreement Refinancing Indebtedness”:  (a) Permitted Additional Debt incurred in the form of one or more series of debt securities or in the form of bank loans or (b) Permitted Additional Debt incurred or Refinancing Revolving Commitments obtained pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or (other than pursuant to a Refinancing Amendment) in part, existing Term Loans or, in the case of Refinancing Revolving Commitments obtained pursuant to a Refinancing Amendment, Revolving Credit Commitments hereunder (collectively, “Refinanced Debt”); provided that (i) such Indebtedness (including, in the case of any Refinancing Revolving Commitments, the unused portion of such Refinancing Revolving Commitments) is in an original aggregate principal amount not to exceed the aggregate principal amount of the Refinanced Debt, plus accrued and unpaid interest and fees (including call premiums) and expenses relating thereto (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Revolving Commitments, the amount thereof), (ii) such Indebtedness has a later maturity and, except in the case of Refinancing Revolving Commitments, a weighted average life to maturity that is no shorter than the remaining weighted average life to maturity of such Refinanced Debt, (iii) such Refinanced Debt shall be repaid, defeased or otherwise satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, and, to the extent such Refinanced Debt consists, in whole or in part, of Revolving Commitments, such Revolving Commitments shall be terminated, and all accrued fees in connection therewith shall be paid, in each case on the date such refinancing Indebtedness is issued, incurred or obtained and (iv) without duplication of the actions taken pursuant to clause (iii) above, to the extent such Refinanced Debt consists of Revolving Loans, the Revolving Commitments shall be concurrently reduced in an aggregate amount equal to the Revolving Loans repaid with such refinancing Indebtedness.

“CSL Retailer Consignment Business”:  the activities of Holdings, any of its Subsidiaries, and/or any of its direct or indirect joint investments to promote the sale of lottery tickets in the People’s Republic of China and/or to facilitate the ability of lottery ticket retailers in the People’s Republic of China to sell lottery tickets, including, without limitation, advertising, acquiring and holding lottery ticket inventory, providing lottery tickets to retailers on consignment, installing validation terminals, and providing distribution and delivery services.

“Default”:  any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender” means any Revolving Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder (unless such Revolving Lender notifies the Administrative Agent in writing that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied), (b) notified Holdings, the Borrower, the Administrative Agent, the Issuing Lenders, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Disposition”:  with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof.  The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Stock”: any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable),

or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Capital Stock that would not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit or, in the sole discretion of the Issuing lender, the cash collateralization with respect to any outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Capital Stock that would not constitute Disqualified Stock), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Stock, in each case, prior to the date that is 90 days after the Latest Maturity Date in effect at the time of the issuance thereof.

“Documentation Agents”:  ING Capital LLC , The Royal Bank of Scotland PLC, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, in their capacity as documentation agents for each Facility.

“Dollar Equivalent”:  at any time as to any amount denominated in a Foreign Currency, the equivalent amount in Dollars as determined by the Administrative Agent at such time on the basis of the Exchange Rate for the purchase of Dollars with such Foreign Currency on the most recent Calculation Date for such Foreign Currency.

“Dollar L/C Obligations”:  at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Dollar Letters of Credit and (b) the aggregate amount of drawings under Dollar Letters of Credit that have not then been reimbursed pursuant to Section 3.11.

“Dollar Letters of Credit”:  as defined in Section 3.7(a).

“Dollar Revolving Commitment”:  a Class A Dollar Revolving Commitment or a Class B Dollar Revolving Commitment, as applicable.

“Dollar Revolving Extensions of Credit”:  Class A Dollar Revolving Extensions of Credit or Class B Dollar Revolving Extensions of Credit, as applicable.

“Dollar Revolving Facility”:  the credit facility represented by all of the Dollar Revolving Commitments and all of the Dollar Revolving Extensions of Credit.

“Dollar Revolving Lender”:  a Class A Dollar Revolving Lender or a Class B Dollar Revolving Lender, as applicable.

“Dollar Revolving Loans”:  as defined in Section 3.1(a).

“Dollar Revolving Percentage”:  as to any Dollar Revolving Lender at any time, the percentage which such Lender’s Dollar Revolving Commitment then constitutes of the Total Dollar Revolving Commitments (or, at any time after the Dollar Revolving Commitments shall have expired or terminated, the percentage which such Lender’s Dollar Revolving Extensions of Credit then outstanding constitutes of the Total Dollar Revolving Extensions of Credit then outstanding of all Dollar Revolving Lenders).  For the avoidance of doubt, the Dollar Revolving Percentage of each Lender shall be determined without regard to whether such Lender is a Class A Revolving Lender or a Class B Revolving Lender.

“Dollars” and “$”:  dollars in lawful currency of the United States.

“Domestic Subsidiary”:  any Subsidiary of Holdings organized under the laws of any jurisdiction within the United States, excluding (i) any such Subsidiary that is a disregarded entity for U.S. Federal income tax purposes, all or substantially all of the assets of which are equity interests (or equity and debt interests) in one or more Subsidiaries not organized under the laws of any jurisdiction within the United States and (ii) any such Subsidiary that is owned by one or more Subsidiaries of Holdings not organized under the laws of any jurisdiction within the United States.

“Effective Date”:  June 9, 2008, which was the date on which the conditions specified in Section 6.1 of the Original Credit Agreement were satisfied.

“Environmental Laws”:  any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, binding agreements, judgments or requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of human health or the environment, as have been, are now, or may at any time hereafter be in effect.

“ERISA”:  the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Eurocurrency Base Rate”:  with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined on the basis of the rate for deposits in Dollars (or, in the case of a Eurocurrency Loan that is a Multicurrency Revolving Loan denominated in a Foreign Currency, the applicable Foreign Currency) for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 (or on the Page for the applicable Foreign Currency) of the Telerate screen (or such other page that may replace such page, as determined by the Administrative Agent) as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period (or, in the case of Eurocurrency Loans denominated in British Pounds Sterling, the relevant Page of the Telerate screen as of 11:00 A.M., London time, on the first day of such Interest Period).  In the event that such rate does not appear on Page 3750 (or on the Page for the applicable Foreign Currency) of the Telerate screen (or otherwise on such screen), the “Eurocurrency Base Rate” shall be determined by reference to such other comparable publicly available service for displaying Eurocurrency rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits (or, in the case of a Eurocurrency Loan that is a Multicurrency Revolving Loan denominated in a Foreign Currency, deposits in the applicable Foreign Currency) at or about 11:00 A.M., local time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

“Eurocurrency Loans”:  Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

“Eurocurrency Rate”:  with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Requirements

“Eurocurrency Reserve Requirements”:  for any day as applied to a Eurocurrency Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including any special, supplemental, marginal or emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.  Such reserve requirements shall include those imposed pursuant to Regulation D.  Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve requirement.

“Eurocurrency Tranche”:  with respect to any Facility, the collective reference to Eurocurrency Loans in the same currency under such Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”:  any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Rate”:  on any day, with respect to any currency (the “specified currency”), the rate at which such specified currency may be exchanged into any other relevant currency (the “exchange currency”), as set forth at approximately 11:00 A.M., London time, on such date on the Reuters World Currency Page for such currency.  In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such specified currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of such exchange currency with the relevant specified currency for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Indebtedness”:  all Indebtedness permitted by Section 8.2.

“Existing Credit Agreement”:  the Amended and Restated Credit Agreement dated as of December 23, 2004, as amended and restated as of January 24, 2007, by and among Holdings, as borrower, the several lenders from time to time party thereto and the Administrative Agent.

“Existing Credit Agreement Repayment”:  (i) the termination of all financing commitments under the Existing Credit Agreement, (ii) the repayment of all loans and other amounts accrued and owing thereunder and (iii) the release and the termination of all security interests and other liens securing obligations thereunder.

“Expenditure Use Amounts”:  at any date, the amount equal to the sum of all amounts utilized by Holdings and its Subsidiaries on and after the Second Restatement Effective Date to make Restricted Payments pursuant to clause (z)(ii) of Section 8.6(b) and Investments pursuant to Section 8.8(y) in reliance on the Permitted Expenditure Amount.

“Extended Revolving Termination Date”:  June 30, 2015.

“Extended Term Loan Maturity Date”:  June 30, 2015.

“Facility”:  each of (a) the Term Facility, (b) the Dollar Revolving Facility and (c) the Multicurrency Revolving Facility.

“FATCA”:  Sections 1471 through 1474 of the Code (as of the date of this Agreement and any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate”:  for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by such Reference Lender.

“Fee Payment Date”:  the third Business Day after the last day of each March, June, September and December and the last day of the Revolving Commitment Period with respect to the Class B Revolving Commitments and the Class A Revolving Commitments in respect of each Revolving Facility.

“First Lien Intercreditor Agreement”:  the First Lien Intercreditor Agreement between the Administrative Agent and any agent, trustee or authorized representative for the holders of Permitted First Priority Additional Debt that is secured by the Collateral on a pari passu basis with the Obligations, with terms substantially the same as those set forth in Exhibit H and other terms reasonably satisfactory to the Administrative Agent (and, in the case of terms governing the rights and obligations of the Borrower thereunder, reasonably satisfactory to the Administrative Agent and the Borrower).

“Foreign Currency”:  (a) with respect to any Multicurrency Revolving Loan or Multicurrency Revolving Letter of Credit, each of British Pounds Sterling, Euro and any other currency approved by the Multicurrency Revolving Lenders or the relevant Issuing Lender, as applicable, and the Administrative Agent, provided that the Eurocurrency Base Rate applicable to Multicurrency Revolving Loans denominated in a Foreign Currency approved after the Effective Date may be amended as agreed by the Multicurrency Revolving Lenders, the Administrative Agent and the Borrower, (b) solely with respect to any Multicurrency Revolving Letter of Credit issued by JPMorgan Chase Bank, N.A., each of British Pounds Sterling, Euro and Canadian Dollars, and, to the extent available, Chilean Pesos, Swiss Francs, New Israeli Shekels, Turkish Liras and Indian Rupees and (c) with respect to any Incremental Term Loans, any currency approved by the Borrower, the lender or lenders providing such Incremental Term Loans and (if such currency is other than British Pounds Sterling or Euro) the Administrative Agent.

“Foreign Currency Equivalent”:  at any time as to any amount denominated in Dollars, the equivalent amount in the relevant Foreign Currency or Currencies as determined by the Administrative Agent at such time on the basis of the Exchange Rate for the purchase of such Foreign Currency or Currencies with Dollars on the date of determination thereof.

“Foreign Subsidiary”:  any Subsidiary of Holdings that is not a Domestic Subsidiary.

“Funding Office”:  the office of the Administrative Agent specified in Section 11.2, or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP”:  generally accepted accounting principles in the United States as in effect from time to time.  In the event that any Accounting Change (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then, at any time, the Borrower (by notice to the Administrative Agent) may, or the Administrative Agent, or the Required Lenders (in each case, by notice to the Borrower) may, elect to require negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Holdings and its Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made.  In the event of any such election, then, until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders (or the electing party has rescinded its election), all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred.  “Accounting Changes” refers to (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board, the Emerging Issues Task Force or, if applicable, the SEC or (b) changes in the application of GAAP from the application used in preparation of Holdings’s audited financial statements for its fiscal year ended December 31, 2007.  Notwithstanding the foregoing, for purposes of determining compliance with any provision of this Agreement, the determination of whether a lease is to be treated as an operating lease or capital lease shall be made without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of proposed Accounting Standards Update (ASU) Leases (Topic 840) issued August 17, 2010, or any successor proposal.

“Games Media Acquisition”:  the purchase of Games Media Limited, a supplier of amusement and gaming terminals and content, and certain related companies by one or more Group Members pursuant to a stock purchase agreement for an initial consideration not exceeding £10,200,000 plus (a) working capital adjustments, (b) future earnout payments and (c) other payments pursuant to such stock purchase agreement subject to a maximum amount to be agreed upon.

“Gaming Approval”:  any and all approvals, authorizations, consents, rulings, orders or directives of any Governmental Authority (i) necessary, as of the Second Restatement Effective Date, to enable the Group Members to engage in the lottery, gambling, horse racing or gaming business or otherwise continue to conduct their business as it is conducted on the Second Restatement Effective Date, (ii) that regulates gaming in any jurisdiction in which the Group Members conduct gaming activities and has jurisdiction over such persons (including any successors to any of them) or (iii) necessary, as of the Second Restatement Effective Date, to accomplish the transactions contemplated hereby.

“Gaming Authority”:  as to any Person, any governmental agency, authority, board, bureau, commission, department, office or instrumentality with regulatory, licensing or permitting authority or jurisdiction over any gaming business or enterprise or any Gaming Facility, or with regulatory, licensing or permitting authority or jurisdiction over any gaming operation (or proposed gaming operation) owned, managed or operated by any Group Member.

“Gaming Facility”:  as to any Person, any lottery operation, gaming establishment and other property or assets directly ancillary thereto or used in connection therewith, including, without limitation, any casinos, hotels, resorts, race tracks, off-track wagering sites and other recreation and entertainment facilities owned, managed or operated by any Group Member.

“Gaming Laws”:  as to any Person, (a) constitutions, treaties, statutes or laws governing Gaming Facilities (including, without limitation, pari-mutuel race tracks) and rules, regulations, codes and ordinances of any Gaming Authority, and all administrative or judicial orders or decrees or other laws pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gambling, gaming or Gaming Facility activities conducted by any Group Member within its jurisdiction, (b) Gaming Approvals and (c) orders, decisions, determinations, judgments, awards and decrees of any Gaming Authority.

“GLB Business”:  the activities of Holdings, any of its Subsidiaries, and/or any of its direct or indirect joint investments to expand and support the lottery ticket validation network and ticket distribution services currently provided to the China Welfare Lottery in the People’s Republic of China.

“Global Draw Acquisition”:  the purchase of Global Draw, Ltd., a supplier of fixed odds betting terminals and systems, and interactive betting systems, and certain related companies by one or more Group Members from Walter Grubmueller and other parties.

“Global Draw Entities”:  collectively, Global Draw Limited, a company incorporated in England and Wales, and Games Media Limited, a company incorporated in England and Wales, or any Subsidiary thereof.

“Governmental Authority”:  any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members”:  the collective reference to Holdings and its Subsidiaries (including the Borrower).

“Guarantee and Collateral Agreement”:  the Guarantee and Collateral Agreement executed and delivered by the Borrower, Holdings and each Subsidiary Guarantor, substantially in the form of Exhibit A.

“Guarantee Obligation”:  as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors”: the collective reference to Holdings and the Subsidiary Guarantors.

“Hedge Agreements”:  any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or the Subsidiaries shall be a Hedge Agreement.

“Holdings”: Scientific Games Corporation, a Delaware corporation.

“Incremental Amendment”:  as defined in Section 4.17.

“Incremental Facilities”:  as defined in Section 4.17.

“Incremental Term Loans”:  as defined in Section 4.17.

“Indebtedness”:  of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all mandatorily redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Liabilities”:  as defined in Section 11.5.

“Indemnitee”:  as defined in Section 11.5.

“Ineligible Assignee”:  (a) Holdings or any of its Subsidiaries or other Affiliates (except any such Affiliate that is not a Subsidiary of Holdings and is regularly engaged as its principal business in the purchase and sale of senior secured loans) or (b) any other Person that is (i) to the extent required under applicable Gaming Laws, a Person who is not registered or licensed with, approved, qualified or found suitable by a Gaming Authority, or has been disapproved, denied a license, qualification or approval or found unsuitable by a Gaming Authority (whichever may be required under applicable Gaming Laws) or (ii) a competitor of Holdings or an affiliate or related entity of any such competitor.

“Insolvency”:  with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”:  pertaining to a condition of Insolvency.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Payment Date”:  (a) as to any Base Rate Loan (other than a Swingline Loan), the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurocurrency Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Loan (other than any Dollar Revolving Loan that is a Base Rate Loan and is prepaid prior to the end of the Revolving Commitment Period), the date of any repayment or prepayment made in respect thereof and (e) as to any Swingline Loan, the day that such Loan is required to be repaid.

“Interest Period”:  as to any Eurocurrency Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two, three or six months thereafter, or, if available from all participating Lenders, nine or 12 months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two, three or six months thereafter, or, if available from all participating Lenders, nine or 12 months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)                                     if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)                                  the Borrower may not select an Interest Period under a particular Facility that would extend beyond either of (x) if any Class B Revolving Commitments or Class B Revolving Loans are then outstanding, the Original Revolving Termination Date or (y) the Extended Revolving Termination Date (in the case of a Revolving Facility) or beyond the date final payment is due on any Term Loans; and

(iii)                               any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“International Internet Gaming Joint Venture Agreement”:  the Shareholders’ Agreement of Sciplay International, dated as of January 21, 2010, by and among Scientific Games Global Gaming S.à r.l., Playtech (Cyprus) Limited, Playtech Limited (for the limited purposes set forth therein) and Holdings (for the limited purposes set forth therein), as amended, supplemented or otherwise modified from time to time.

“Internet JV Agreements”:  collectively, the International Internet Gaming Joint Venture Agreement and the U.S. Internet Gaming Joint Venture Agreement.

“Investments”:  as defined in Section 8.8.

“Issuing Lenders”:  JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Toronto Dominion Texas (LLC), in their respective capacities as an issuer of Letters of Credit hereunder, and their respective successors or any other Revolving Lender under the relevant Revolving Facility from time to time designated by the Borrower as an Issuing Lender under such Revolving Facility with the consent of such Revolving Lender and the Administrative Agent.  An Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Italian Concession”: any concession awarded to, or agreement entered into by, the Borrower, Holdings, any Subsidiary of Holdings or any Italian Concession Vehicle by or with the Amministrazione Autonoma dei Monopoli di Stato (or other applicable Italian governmental authority), whether such concession or agreement is now existing or hereafter arising and any renewals of such concession or agreement, with respect to the public games known as national lotteries in Italy (whether now existing or hereafter arising), together with any procedures, activities, functions or requirements in connection therewith (or any amendment or supplement to any such concession, agreement, procedures, activities, functions or requirements).

“Italian Concession Obligations”: any payments, costs, contributions or obligations (in the case of clauses (a) and (b) hereof, in an aggregate amount (based on the fair market value thereof, as reasonably determined in good faith by the Borrower, in the case of non-cash assets) not to exceed the amount set forth on Schedule 1.1(c)), made or incurred by any of the Borrower, Holdings or any Subsidiary of Holdings (whether directly, or indirectly to or through any Italian Concession Vehicle or any of its equity holders or members) in the form of (and including any costs to obtain, or credits or discounts associated with) (a) tender fees, up-front fees, bid or performance bonds, guarantees, reimbursement obligations or similar arrangements, capital requirements or contributions or similar payments or obligations in respect of any award, renewal or extension of any Italian Concession or the formation of or entry into or capitalization of any Italian Concession Vehicle, (b) other payments, costs, contributions or obligations (including any credits or discounts) in connection with obtaining, renewing or extending any Italian Concession, or the formation of or entry into or capitalization of any Italian Concession Vehicle, that are (and are certified by the Borrower to be) incurred or agreed to in lieu of payments, costs, contributions or obligations described in clause (a) above or (c) commissions, payments or other consideration (including any credits or discounts) paid or given to any Italian Concession Vehicle or any of its equity holders or members in connection with the direct or indirect provision by the Borrower, Holdings or any Subsidiary of Holdings of goods or services to any consortium, joint venture or other Person that is awarded any concession by, or has an agreement with, the Amministrazione Autonoma dei Monopoli di Stato (or other applicable Italian governmental authority) (whether now existing or hereafter arising and any renewals thereof) with respect to the public games known as national lotteries in Italy (whether now existing or hereafter arising) other than an Italian Concession.

“Italian Concession Vehicle”: any consortium, joint venture or other Person entered into by the Borrower, Holdings and/or any Subsidiary of Holdings or in which the Borrower, Holdings and/or any Subsidiary of Holdings directly or indirectly participates or has an interest or a contractual relationship, which consortium, joint venture or other Person holds or is party to an Italian Concession.

“Joint Lead Arrangers”:  Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, RBS Securities Inc. and UBS Securities LLC.

“Judgment Currency”:  as defined in Section 11.18(b).

“Latest Maturity Date”: at any date of determination, the latest maturity date or termination date applicable to any Loan or Commitment hereunder at such time.

“L/C Commitment”:  $200,000,000.

“L/C Disbursement”:  the amount of a drawing under a Letter of Credit that has not then been reimbursed pursuant to Section 3.11.

“L/C Fee Payment Date”:  the third Business Day after the last day of each March, June, September and December and the last day of the Revolving Commitment Period.

“L/C Obligations”:  Dollar L/C Obligations and Multicurrency L/C Obligations.

“L/C Participants”:  with respect to any Letter of Credit issued under a Revolving Facility or L/C Disbursement thereunder, the collective reference to all the Revolving Lenders under such Revolving Facility other than the Issuing Lender that issued such Letter of Credit (in the event such Issuing Lender is a Revolving Lender).

“Lead Arranger”:  J.P. Morgan Securities LLC, in its capacity as lead arranger and bookrunner for each Facility.

“Lender Affiliate”:  (a) any Affiliate of any Lender, (b) any Person that is administered or managed by any Lender and that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (c) with respect to any Lender which is a fund that invests in commercial loans and similar extensions of credit, any other fund that invests in commercial loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

“Lenders”:  the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Amendment or a Refinancing Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption; provided that, unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Swingline Lender, Issuing Lender or Conduit Lender.

“Letter of Credit”:  a Dollar Letter of Credit or a Multicurrency Letter of Credit.

“Lien”:  any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loan”:  any loan made by any Lender pursuant to this Agreement or an Incremental Amendment.

“Loan Documents”:  this Agreement, the Security Documents, the Second Amendment and Restatement Agreement, each Incremental Amendment, each Refinancing Amendment and the Notes.

“Loan Parties”:  the Borrower and each other Group Member that is a party to a Loan Document as a Guarantor.

“Mafco”: means MacAndrews & Forbes Holdings, Inc.

“Mafco Specified Change of Control” means a Specified Change of Control arising as a result of the Parents or any of them becoming or obtaining the right to become, directly or indirectly, the beneficial owner of any specified percentage of the issued and outstanding Capital Stock of Holdings, including any such issued and outstanding Capital Stock of Holdings entitled under ordinary circumstances to elect a majority of the directors of Holdings.

“Majority Facility Lenders”:  with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving

Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of a Revolving Facility, prior to any termination of the Revolving Commitments thereunder, the holders of more than 50% of the Total Revolving Commitments thereunder).

“Material Acquisition”:  any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $5,000,000.

“Material Adverse Effect”:  a material adverse effect on (a) the business, assets, property, condition (financial or otherwise), results of operations or prospects of Holdings and its Subsidiaries, taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

“Material Contract”:  each contract of the Group Members described on Schedule 5.23.

“Material Disposition”:  any Disposition of property or series of related Dispositions of property that yields gross proceeds to Holdings or any of its Subsidiaries in excess of $5,000,000.

“Material Indebtedness”:  Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedge Agreements, of Holdings or any Subsidiary in an aggregate principal amount exceeding $20,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings or any Subsidiary in respect of any Hedge Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings or such Subsidiary would be required to pay if such Hedge Agreement were terminated at such time.

“Materials of Environmental Concern”:  any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, asbestos or asbestos-containing material, polychlorinated biphenyls, urea-formaldehyde insulation, any hazardous or toxic substances, materials or wastes, defined as such or regulated pursuant to any applicable Environmental Laws, and any other substances that could reasonably be expected to result in liability under any applicable Environmental Laws.

“Maximum Rate”:  as defined in Section 11.19.

“Mortgaged Properties”:  the real properties listed on Schedule 1.1(a), as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

“Mortgages”:  each of the mortgages and deeds of trust, as applicable, made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the

Lenders, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

“Multicurrency L/C Obligations”:  at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Multicurrency Letters of Credit (including the Dollar Equivalent of Multicurrency Letters of Credit issued in Foreign Currencies) and (b) the aggregate amount of drawings under Multicurrency Letters of Credit (including the Dollar Equivalent of Multicurrency Letters of Credit issued in Foreign Currencies to the extent such amounts have not been converted to Dollars in accordance with the terms hereof) that have not then been reimbursed pursuant to Section 3.11.

“Multicurrency Letters of Credit”:  as defined in Section 3.7(a).

“Multicurrency Revolving Commitment”:  a Class A Multicurrency Revolving Commitment or a Class B Multicurrency Revolving Commitment, as applicable.

“Multicurrency Revolving Extensions of Credit”:  Class A Multicurrency Revolving Extensions of Credit or Class B Multicurrency Revolving Extensions of Credit, as applicable.

“Multicurrency Revolving Facility”:  the credit facility represented by all of the Multicurrency Revolving Commitments and all of the Multicurrency Revolving Extensions of Credit.

“Multicurrency Revolving Lender”:  a Class A Multicurrency Revolving Lender or a Class B Multicurrency Revolving Lender, as applicable.

“Multicurrency Revolving Loans”:  as defined in Section 3.1(a).

“Multicurrency Revolving Percentage”:  as to any Multicurrency Revolving Lender at any time, the percentage which such Lender’s Multicurrency Revolving Commitment then constitutes of the Total Multicurrency Revolving Commitments (or, at any time after the Multicurrency Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Multicurrency Revolving Extensions of Credit then outstanding constitutes of the Total Multicurrency Revolving Extensions of Credit then outstanding of all Multicurrency Revolving Lenders).  For the avoidance of doubt, the Multicurrency Revolving Percentage of each Lender shall be determined without regard to whether such Lender is a Class A Revolving Lender or a Class B Revolving Lender.

“Multiemployer Plan”:  a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”:  (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys’ fees, accountants’ fees, investment banking fees, brokers’ fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“New Co-Operative Services Contract”:  any new contract relating to the establishment and operation of a co-operative service instant ticket lottery with a customer for whom neither Holdings nor any of its Subsidiaries operated a co-operative service instant ticket lottery on or prior to the date such contract is entered into or any new contract relating to a co-operative service instant ticket lottery with an existing customer of Holdings or any of its Subsidiaries that was entered into in accordance with normal jurisdictional laws regarding “request for proposal” procedures, provided that such contract shall cease to be a New Co-Operative Services Contract on the date on which Holdings or such Subsidiary commences “commercial operations” under such contract.

“New On-Line Contract”:  any new contract relating to the establishment and operation of an on-line lottery or other wide area gaming system with a customer for whom neither Holdings nor any of its Subsidiaries operated an on-line lottery or other wide area gaming system on or immediately prior to the date such contract is entered into or any new contract relating to an on-line lottery or other wide area gaming system with an existing customer of Holdings or any of its Subsidiaries that was entered into in accordance with normal procurement procedures; provided that, such contract shall cease to be a New On-Line Contract three months after the date on which Holdings or such Subsidiary commences “commercial operations” under such contract.

“New Pari-Mutuel Contract”:  a new contract relating to the establishment and operation of a pari-mutuel wagering system at a horse track, dog track or off-track betting facility where neither Holdings nor any of its Subsidiaries previously operated a pari-mutuel wagering system during the period in respect of which the pro forma calculation with respect to such pari-mutuel contract is being made, provided that such contract shall cease to be a New Pari-Mutuel Contract on the date on which Holdings or such Subsidiary commences “commercial operations” under such contract.

“Non-Defaulting Lender” at any time, any Revolving Lender that is not a Defaulting Lender at such time.

“Non-Excluded Taxes”:  as defined in Section 4.10(a).

“Non-Guarantor Subsidiary”:  any Subsidiary of Holdings that is not the Borrower or a Subsidiary Guarantor.

“Non-U.S. Lender”:  as defined in Section 4.10(d).

“Notes”:  the collective reference to any promissory note evidencing Loans.

“Obligations”:  the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower (or, in the case of Specified Hedge Agreements, Holdings or any of its Subsidiaries) to any Agent or to any Lender (or, in the case of Specified Hedge Agreements, any affiliate of any Lender or any counterparty to a Specified Hedge Agreement set forth on Schedule 1.1(b)), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by the Borrower pursuant to this Agreement) or otherwise; provided that (i) obligations of Holdings or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Subsidiary Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

“Original Credit Agreement”:  the Credit Agreement dated as of June 9, 2008, as amended and restated as of February 12, 2010, among the Borrower, Holdings the several lenders from time to time party thereto and the Administrative Agent, as in effect immediately prior to the Second Restatement Effective Date.

“Original Revolving Termination Date”:  the fifth anniversary of the Effective Date.

“Original Term Loan Maturity Date”:  the fifth anniversary of the Effective Date.

“Other Taxes”:  any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Parents”: means (a) Mafco, (b) each of Mafco’s direct and indirect subsidiaries and Affiliates, (c) Ronald O. Perelman, (d) any of the directors or executive officers of Mafco or (e) any of their respective Permitted Transferees.

“Participant”:  as defined in Section 11.6(c).

“Participant Register”:  as defined in Section 11.6(c).

“PBGC”:  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Perfection Certificate”:  as defined in the Guarantee and Collateral Agreement.

“Permitted Acquisition”:  as to any Person, (a) the acquisition by such Person of the Capital Stock of another Person which is primarily engaged in the same or related line of business of Holdings and its Subsidiaries (or any other Person that is engaged in a business that is a reasonable extension of the business of Holdings and its Subsidiaries and that utilizes the same or similar technology as that used by Holdings and its Subsidiaries immediately prior to such acquisition) so long as following such acquisition such other Person becomes a Subsidiary of such Person or (b) the acquisition by such Person of all or substantially all of the assets of another Person or all or substantially all of the assets constituting a division or business unit of another Person.

“Permitted Add-Backs”:  (a) up to a maximum of $15,000,000 (which $15,000,000 shall be reduced by the amount of any Pro Forma Adjustment that is greater than zero during such period) of charges incurred during any 12-month period commencing on or after March 1, 2009, in connection with (i) reductions in workforce, (ii)  contract losses, discontinued operations, shutdown expenses and cost-reduction initiatives, (iii) legal, advisory and due diligence costs and other transaction fees and expenses incurred in connection with potential acquisitions and divestitures, whether or not consummated, (iv) restructuring charges and legal, advisory and due diligence costs and other transaction fees and expenses incurred in connection with the Playtech Transactions and (v) nonrecurring changes in management and (b) reasonable and customary costs and fees incurred in connection with the Amendment and any other amendment to this Agreement.

“Permitted Additional Debt”:  Indebtedness incurred by the Borrower, which Indebtedness may be unsecured (“Permitted Unsecured Additional Debt”), secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations (“Permitted First Priority Additional Debt”) or secured by the Collateral on a junior basis to the Obligations (“Permitted Second Priority Additional Debt”); provided that (a) (i) in the case of Permitted First Priority Additional Debt and Permitted Second Priority Additional Debt, such Indebtedness is not secured by any Lien on any property or assets of Holdings, the Borrower or any other Subsidiary other than assets constituting Collateral and (ii) in the case of Permitted Unsecured Additional Debt, such Indebtedness is not secured by any Lien on any property or assets of Holdings, the Borrower or any other Subsidiary, (b) such Indebtedness shall have a stated maturity no earlier than, and shall not provide for any scheduled amortization, principal or sinking fund payments prior to, the date that is 90 days after the Latest Maturity Date at the time of the issuance or incurrence of such Indebtedness (provided that amortization not in excess of 1.00% per annum of the initial principal amount of such Indebtedness shall be permitted), (c) the terms and conditions of such Indebtedness shall not provide for any mandatory prepayment or redemption, prepayment or redemption at the option of the holder thereof, or similar mandatory prepayment provisions, other than, subject to reinvestment rights no less favorable to the Borrower than those under this Agreement and to rights in respect of the prior repayment of the Obligations, upon the occurrence of a change of control or similar event, asset sale or casualty or condemnation event, the incurrence of Indebtedness not permitted to be incurred pursuant to the terms thereof and customary acceleration rights following an event of default, (d) except as otherwise permitted hereunder, the other terms of such Indebtedness, taken as a whole, shall be no less favorable to the Loan Parties and the Lenders in any material respect than the terms of debt securities or bank loans of the same type issued by similarly rated issuers or incurred by similarly rated borrowers, as applicable (provided that in any event, (i) the terms of such Indebtedness, taken as a whole, shall be no less favorable to the Loan Parties and the Lenders in any material respect than the terms of this Agreement and (ii) the subordination provisions of any such senior subordinated debt securities shall be no less favorable to the Loan Parties and the Lenders than those of the 2008 Senior Subordinated Notes); provided that a certificate of a Responsible Officer delivered to the Administrative Agent at the option of the Borrower at least 15 days prior to the incurrence of such Indebtedness, together with a detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirements of this clause (d) shall be conclusive evidence that such terms and conditions satisfy such requirements unless the Administrative Agent or any Lender shall notify the Borrower in writing within such 15 day period that it disagrees with such determination; provided, further, that for the avoidance of doubt, (x) the Borrower shall not be required to deliver such certificate in order to satisfy the requirements of this clause (d), (y) failure to deliver such certificate shall not affect any determination of whether the conditions set forth in this clause (d) have been satisfied and (z) any delivery of such certificate shall be solely at the Borrower’s option, (e) in the case of Permitted First Priority Additional Debt and Permitted Second Priority Additional Debt, all security therefor shall be granted pursuant to documentation substantially the same as the Security Documents, and such security interest and the exercise of rights and remedies in connection therewith shall be subject, in the case of Permitted First Priority Additional Debt, to the First Lien Intercreditor Agreement, and in the case of Permitted Second Priority Additional Debt, to the Second Lien Intercreditor Agreement, (f) such Indebtedness shall not be subject to any Guarantee Obligation by any Person that is not a Loan Party (and any such Guarantee Obligation by a Subsidiary Guarantor shall provide for release thereof if the Guarantee Obligation of the applicable Subsidiary Guarantor in respect of the Obligations is released unless such release of such Guarantee Obligation of the applicable Subsidiary Guarantor in respect of the Obligations is in connection with the repayment or refinancing in full of the Obligations and the termination of the Commitments), (g) in the case of Permitted First Priority Additional Debt and Permitted Second Priority Additional Debt, the holders of such Indebtedness (or a trustee or other authorized representative thereof) shall have become party to the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement, as applicable (or, if such Indebtedness is the initial Permitted First Priority Additional Debt or Permitted Second Priority Additional Debt incurred by the Borrower, then the Borrower, the other Loan Parties, the Administrative Agent and the holders of such Indebtedness (or a trustee or other authorized representative thereof) shall have executed and delivered the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement, as applicable), (h) at the time of and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default has occurred and is continuing, (i) Holdings shall be in compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time of issuance of such Indebtedness, determined on a Pro Forma Basis, and (j) Holdings or the Borrower shall have delivered to the Administrative Agent, at least two Business Days prior to the issuance of such Indebtedness, a description of the terms and conditions of such Indebtedness and calculations demonstrating compliance with clause (i) above, in each case certified by a financial officer of Holdings or the Borrower.

“Permitted Additional Senior Indebtedness”: unsecured Indebtedness issued by Holdings or the Borrower; provided that (a) such Indebtedness matures no earlier than, and does not require any scheduled payment of principal, mandatory prepayment or redemption of principal prior to, the date that is 90 days after the Latest Maturity Date in effect at the time of the issuance thereof (except for up to $5,000,000 of principal payments during any year, in the aggregate for all such Indebtedness, with carry forwards to the extent such $5,000,000 allowed amount is not used in any year), (b) the other terms of such Indebtedness, taken as a whole, are no less favorable to the Loan Parties and the Lenders in any material respect than those of senior unsecured debt securities issued in the capital markets by similarly rated issuers; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at the option of the Borrower at least 15 days prior to the incurrence of such Indebtedness, together with a detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirements of this clause (b) shall be conclusive evidence that such terms and conditions satisfy such requirements unless the Administrative Agent or any Lender shall notify the Borrower in writing within such 15 day period that it disagrees with such determination; provided, further, that for the avoidance of doubt, (x) the Borrower shall not be required to deliver such certificate in order to satisfy the requirements of this clause (b), (y) failure to deliver such certificate shall not affect any determination of whether the conditions set forth in this clause (b) have been satisfied and (z) any delivery of such certificate shall be solely at the Borrower’s option, (c) such Indebtedness is not subject to any Guarantee Obligation by any Person that is not a Loan Party (and any such Guarantee Obligation by a Subsidiary Guarantor shall provide for release thereof if the Guarantee Obligation of the applicable Subsidiary Guarantor in respect of the Obligations is released unless such release of such Guarantee Obligation of the applicable Subsidiary Guarantor in respect of the Obligations is in connection with the repayment or refinancing in full of the Obligations and the termination of the Commitments), (d) at the time of and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default has occurred and is continuing, (e) Holdings shall be in compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time of issuance of such Indebtedness, determined on a Pro Forma Basis, and (f) Holdings or the Borrower shall have delivered to the Administrative Agent, at least two Business Days prior to the issuance of such Indebtedness, a description of the terms and conditions of such Indebtedness and calculations demonstrating compliance with clause (e) above, in each case certified by a financial officer of Holdings or the Borrower.

“Permitted Additional Subordinated Debt”:  unsecured subordinated Indebtedness issued by Holdings or the Borrower; provided that (a) such subordinated Indebtedness matures no earlier than, and does not require any scheduled payment of principal prior to, the date that is 90 days after the Latest Maturity Date in effect at the time of the issuance thereof, (b) the terms and conditions of such subordinated Indebtedness shall be no less favorable to the Lenders and the Loan Parties than those of senior subordinated debt securities issued in the capital markets by similarly rated issuers (provided that in any event, the subordination provisions thereof shall be no less favorable to the Lenders and the Loans Parties than those of the 2008 Senior Subordinated Notes); provided that a certificate of a Responsible Officer delivered to the Administrative Agent at the option of the Borrower at least 15 days prior to the incurrence of such Indebtedness, together with a detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirements of this clause (b) shall be conclusive evidence that such terms and conditions satisfy such requirements unless the Administrative Agent or any Lender shall notify the Borrower in writing within such 15 day period that it disagrees with such determination; provided, further, that for the avoidance of doubt, (x) the Borrower shall not be required to deliver such certificate in order to satisfy the requirements of this clause (b), (y) failure to deliver such certificate shall not affect any determination of whether the conditions set forth in this clause (b) have been satisfied and (z) any delivery of such certificate shall be solely at the Borrower’s option, (c) such Indebtedness shall not be subject to any Guarantee Obligation other than Guarantee Obligations of Loan Parties that are subordinated to the same extent as the obligations of the issuer in respect of such Indebtedness, (d) Holdings shall be in compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time of issuance of such Indebtedness, determined on a Pro Forma Basis, and (e) Holdings or the Borrower shall have delivered to the Administrative Agent, at least two Business Days prior to the issuance of such subordinated Indebtedness, a description of the terms and conditions of such subordinated Indebtedness and calculations demonstrating compliance with clause (d) above, in each case certified by a financial officer of Holdings or the Borrower.

“Permitted Expenditure Amount”:  at any date, the amount equal to (a) the sum of (i) 50% of cumulative Consolidated Net Income, or if cumulative Consolidated Net Income shall be negative, minus 100% of such loss, for the period commencing on July 1, 2011 and ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1, treating such period as a single account period (in no event shall the amount in this clause (i) be less than zero); (ii) 100% of the Net Cash Proceeds received by Holdings from the sale of Capital Stock (other than Disqualified Stock) of Holdings (other than to a Group Member) during the period beginning on the Effective Date and ending on such date; and (iii) $5,000,000, minus (b) the aggregate amount of Expenditure Use Amounts as of such date.  For purposes of this definition, Consolidated Net Income for any period shall be adjusted to add back (to the extent otherwise deducted and without duplication) (i) non-cash stock-based compensation expenses and any other compensation expense not paid in cash in such period and which will not require any cash payment prior to the Latest Maturity Date; provided that if any cash payment in respect of such compensation expense is made in any period thereafter, Consolidated Net Income shall be reduced by the amount of such cash payment, (ii) any increase in amortization or depreciation or other non-cash charges (including, without limitation, any non-cash fair value adjustment of inventory) resulting from the application of purchase accounting in relation to any acquisition, net of taxes, (iii) any net after-tax impairment charge or asset write-off (other than in respect of any inventory or accounts receivable), in each case in accordance with GAAP, and the amortization of intangibles arising pursuant to GAAP, (iv) any deferred financing costs amortized or written off, and premiums and prepayment penalties and other related fees or reserves paid in connection with the Transactions or any acquisition, disposition, financing, refinancing (including pursuant to the Second Restatement Effective Date) or repayment that is consummated on or after the Second Restatement Effective Date, (v) any charges resulting from the application of Statement of Financial Account Standards No. 142 “Goodwill and Other Intangible Assets”, No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” or No. 150 “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” and (vi) any non-cash cost related to the termination of any employee pension benefit plan, together with any related provision for taxes on any such termination (or the effect of any such termination).

“Permitted First Priority Additional Debt”:  as defined in the definition of the term “Permitted Additional Debt”.

“Permitted Incremental Indebtedness”:  Permitted Additional Debt incurred in the form of one or more series of debt securities in an aggregate principal amount, together with the aggregate principal amount of Incremental Facilities established under Section 4.17 on and after the Second Restatement Effective Date, not to exceed $200,000,000.

“Permitted Refinancing Securities”: (a) Permitted Additional Subordinated Debt and (b) Capital Stock of Holdings, other than Disqualified Stock.

“Permitted Second Priority Additional Debt”  as defined in the definition of the term “Permitted Additional Debt”.

“Permitted Transferees” means, with respect to any Person that is a natural person (and any Permitted Transferee of such Person), (a) such Person’s immediate family, including his or her spouse, ex-spouse, children, step-children and their respective lineal descendants and (b) any trust or other legal entity the beneficiary of which is such Person’s immediate family, including his or her spouse, ex-spouse, children, stepchildren or their respective lineal descendants and which is controlled by such Person.

“Person”:  an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Peru Investments”:  (a) (i) the promissory notes (“Peru Promissory Notes”) issued as consideration by the Person who acquired, prior to the Effective Date, the Investments in International Lotto Corporation and Scientific Games del Peru, s.R.L. held by one or more Group Members, (ii) in the event that, after the Effective Date, the Peru Promissory Notes are exchanged for such Investments in International Lotto Corporation and Scientific Games del Peru, s.R.L., such Investments or (iii) in the event of any bankruptcy, reorganization, insolvency or liquidation proceeding with respect to the issuer of the Peru Promissory Notes, any Investments received by any Group Member in respect of the Peru Promissory Notes in connection with such proceeding and (b) up to $5,000,000 of additional Investments in one or more Subsidiaries organized in Peru, made in connection with the liquidation, dissolution, winding up or disposition of the Investments described in clause (a) above.

“Peru Promissory Notes”:  as defined in the definition of the term “Peru Investments”.

“Plan”:  at a particular time, any employee benefit plan that is covered by ERISA or Section 412 of the Code and is sponsored, maintained or contributed to by Holdings or a Commonly Controlled Entity.

“Playtech Agreements”:  collectively, (a) the International Internet Gaming Joint Venture Agreement, (b) the U.S. Internet Gaming Joint Venture Agreement, (c) the U.K. Terminal Agreement, (d) the Memorandum of Understanding, dated as of January 21, 2010, by and among Scientific Games Holdings Limited, the Borrower, and Video B Holdings Limited, (e) any agreement relating to cooperation with respect to central monitoring and control systems by and among one or more Playtech Entities and one or more of Holdings or its Affiliates, (f) any agreement relating to gaming devices or terminals by and among one or more Playtech Entities and one or more of Holdings or its Affiliates and (g) each other agreement entered into by one or more of Holdings or its Affiliates with one or more Playtech Entities in connection with or pursuant to any of the foregoing, in each case of clauses (e), (f) and (g), providing for transactions that are related to or contemplated by the Playtech Agreements previously provided to the Administrative Agent on or prior to the Restatement Effective Date.

“Playtech Entity”:  Playtech Limited, Playtech Services (Cyprus) Limited, Video B Holdings Limited or any Affiliate of any of the foregoing.

“Playtech Joint Venture”: one or more joint ventures entered into among one or more Group Members and one or more Playtech Entities in connection with the Playtech Transactions.

“Playtech Transactions”: collectively, the agreements and undertakings of, and related Investments made by, Holdings or any Subsidiary of Holdings in connection with or pursuant to any Playtech Agreement.

“Pro Forma Adjustment”:  means, with respect to any period, the pro forma increase or decrease in the Consolidated EBITDA of Holdings projected by Holdings in good faith as a result of (a) actions taken during such period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such period, in each case in connection with the combination of the operations of any business or assets acquired pursuant to a Material Acquisition with the operations of Holdings and its Subsidiaries, which cost savings or additional costs (to the extent recurring in nature) will be deemed, for purposes of projecting such pro forma increase or decrease to Consolidated EBITDA, to be realizable or incurred, as the case may be, during the entirety of such period; provided that at the time at which any Pro Forma Adjustment is made, the Borrower shall deliver to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower setting forth such cost savings or additional costs, as well as information (including factual support) and calculations supporting in reasonable detail the amount of such cost savings or additional costs; provided further that the Pro Forma Adjustment for any period of four consecutive fiscal quarters shall not exceed $15,000,000 minus the amount of any Permitted Add-Backs during such period.

“Pro Forma Basis”: for purposes of determining compliance with Section 8.1 or any calculation of the Consolidated Leverage Ratio on a pro forma basis as of the last day of a fiscal quarter of Holdings (the “Compliance Date”) as a condition to any proposed action or event hereunder (the “Proposed Action”), the calculation of such compliance on the following basis:

(a)     Consolidated EBITDA for the period of four consecutive fiscal quarters ended on the Compliance Date shall be determined on a pro forma basis to give effect to any Material Acquisition or Material Disposition made subsequent to the Compliance Date (including any Material Acquisition or Material Disposition being made in connection with the Proposed Action) as though made on the first day of such period of four consecutive fiscal quarters; provided that solely for purposes of (i) clause (e) of the definition of the term “Permitted Additional Senior Indebtedness”, (ii) clause (e) of the definition of the term “Permitted Additional Subordinated Debt” and (iii) clause (i) of the definition of the term “Permitted Additional Debt”, Consolidated EBITDA for such period shall also be determined on a pro forma basis to give effect to any New On-Line Contract, New Co-Operative Services Contract or New Pari-Mutuel Contract made or entered into subsequent to the Compliance Date (including any New On-Line Contract, New Co-Operative Services Contract or New Pari-Mutuel Contract being entered into in connection with the Proposed Action) as though made on the first day of such period of four consecutive fiscal quarters.

(b)     The Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio as of the Compliance Date shall be determined as if Consolidated Total Debt and Consolidated Senior Debt as of the Compliance Date were equal to Consolidated Total Debt or Consolidated Senior Debt, as applicable, as of the date of and after giving effect to the Proposed Action (including any incurrence or payment of Indebtedness in connection therewith).

(c)     Consolidated Interest Expense for the period of four consecutive fiscal quarters ended on the Compliance Date shall be determined as though (i) any Permitted Additional Senior Indebtedness, any Permitted Additional Subordinated Debt, any Incremental Facility, any Permitted Additional Debt or any other Indebtedness incurred in connection with any Permitted Acquisition or Restricted Payment, in each case issued or incurred after the Compliance Date (including any such Indebtedness being issued or incurred in connection with the Proposed Action), had been issued or incurred on the first day of such period of four consecutive fiscal quarters and (ii) any Indebtedness refinanced or repaid after the Compliance Date (including any Indebtedness being refinanced or repaid in connection with the Proposed Action), to the extent refinanced or repaid with the proceeds of any Indebtedness included in the determination pursuant to clause (i) above, had been refinanced or repaid on the first day of such period of four consecutive fiscal quarters.

“Projections”:  as defined in Section 7.2(c).

“Property”:  any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Racing Business”: the racing and venue management businesses of Holdings and its Subsidiaries, as certified to the Administrative Agent by a Responsible Officer of Holdings or the Borrower at least one Business Day prior to the consummation of any Racing Business Disposition.

“Racing Business Disposition”: the sale or other Disposition by Holdings and certain of its direct and indirect Subsidiaries of all or any part of the Racing Business, however structured (which sale need not (but may) include the interests of any Group Member in Roberts Communications Network, LLC), pursuant to (a) the Purchase Agreement dated as of January 27, 2010 (as amended, restated, supplemented or otherwise modified, the “Current Purchase Agreement”), by and among Holdings, the Borrower, Scientific Games Racing, Inc.,  Scientific Games Germany GmbH, Scientific Games Luxembourg Holdings SARL, Scientific Games Holdings Limited, Scientific Games Racing, LLC, Sportech Plc, Sportech Holdco 1 Limited and Sportech Holdco 2 Limited or (b) if the Current Purchase Agreement shall terminate for any reason, any other purchase agreement with respect to the sale of the Racing Business.

“Racing Venue Acquisition”:  the purchase of assets by one or more Group Members of Shore Line Star Greyhound Park and Entertainment Complex LLC.

“Recovery Event”:  any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member.

“Reference Lender”:  JPMorgan Chase Bank, N.A.

“Refinancing Amendment”:  an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, Holdings, the Administrative Agent and each Lender and Additional Lender that provides any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto in accordance with Section 4.18.

“Refinancing Indebtedness” means, in respect of any Permitted Additional Debt (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness and any fees, premiums and expenses relating to such extension, renewal or refinancing and (b) the conditions specified in clauses (b), (c), (d), (f), (h), (i), (j) and, if applicable, clauses (a), (e) and (g) of the definition of Permitted Additional Debt shall be satisfied with respect to such Refinancing Indebtedness.

“Refinancing Revolving Commitments”:  revolving credit commitments established hereunder pursuant to a Refinancing Amendment.

“Refinancing Revolving Loans”:  revolving credit loans made hereunder pursuant to Refinancing Revolving Commitments.

“Refinancing Term Commitments”:  term loan commitments established hereunder pursuant to a Refinancing Amendment.

“Refinancing Term Loans”:  term loans made hereunder pursuant to Refinancing Term Commitments.

“Refunded Swingline Loans”:  as defined in Section 3.4.

“Refunding Date”:  as defined in Section 3.4.

“Register”:  as defined in Section 11.6.

“Regulation U”:  Regulation U of the Board as in effect from time to time.

“Reimbursement Obligation”:  the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.11 for amounts drawn under Letters of Credit issued by such Issuing Lender.

“Reinvestment Deferred Amount”:  with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Term Loans pursuant to Section 4.2(c) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”:  any Asset Sale or Recovery Event in respect of which a Responsible Officer has delivered a Reinvestment Notice.

“Reinvestment Notice”:  a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that one or more Group Members intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to make a Permitted Acquisition or to make or incur an Investment to fund or satisfy any Italian Concession Obligations not yet made or satisfied (or to deem all or a specified portion of such Net Cash Proceeds to have been applied to any such Investment made or incurred no more than three months prior to the date of such notice; provided that, notwithstanding the foregoing, as long as an Asset Sale is publicly announced not more than three months after the making or incurrence of an Investment to fund or satisfy any Italian Concession Obligations, then all or a specified portion of the Net Cash Proceeds of such Asset Sale may, when received, be deemed to have been applied to any such Investment already made or incurred even if such Investment was made or incurred more than three months prior to the receipt of such Net Cash Proceeds) or to acquire or repair fixed or capital assets or to develop software useful in such Group Members’ business, provided that the cost of any such software development is capitalized on Holdings’s consolidated balance sheet in accordance with GAAP.

“Reinvestment Prepayment Amount”:  with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to make a Permitted Acquisition or to make or incur an Investment to fund or satisfy any Italian Concession Obligations that were, at the time of such Investment, not yet made or satisfied (including all or the specified portion of the Net Cash

Proceeds of such Reinvestment Event deemed to have been applied to any Investment to fund or satisfy any Italian Concession Obligations made or incurred no more than three months prior to the date of the relevant Reinvestment Notice (or, in the case of an Asset Sale, as long as such Asset Sale was publicly announced not more than three months after the making or incurrence of any such Investment, all or the specified portion of the Net Cash Proceeds of such Asset Sale which, when received, were deemed to have been applied to any such Investment already made or incurred even if such Investment was made or incurred more than three months prior to the receipt of such Net Cash Proceeds)) or to acquire or repair fixed or capital assets or to develop software useful in one or more Group Members’ business, provided that the cost of any such software development is capitalized on Holdings’s consolidated balance sheet in accordance with GAAP.

“Reinvestment Prepayment Date”:  with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve months after such Reinvestment Event and (b) the date on which one or more Group Members shall have determined not to, or shall have otherwise ceased to, acquire or repair fixed or capital assets or develop software useful in one or more Group Members’ business or make a Permitted Acquisition or make or incur an Investment to fund or satisfy any Italian Concession Obligations not yet made or satisfied (or deem all or a specified portion of the Net Cash Proceeds of such Reinvestment Event to have been applied to any Investment to fund or satisfy any Italian Concession Obligations made or incurred no more than three months prior to the date of the relevant Reinvestment Notice (or, with respect to any Asset Sale that was publicly announced not more than three months after the making or incurrence of any Investment to fund or satisfy any Italian Concession Obligations, deem all or a specified portion of the Net Cash Proceeds of such Asset Sale, when received, to have been applied to any such Investment already made or incurred even if such Investment was made or incurred more than three months prior to the receipt of such Net Cash Proceeds) with all or any portion of the relevant Reinvestment Deferred Amount.

“Related Parties”:  with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, advisors and trustees of such Person and such Person’s Affiliates.

“Reorganization”:  with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event”:  any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the 30 day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.

“Required Lenders”:  at any time, the holders of more than 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding and (b) the Total Revolving Commitments then in effect (or, if the Revolving Commitments under a Revolving Facility have been terminated, the Total Revolving Extensions of Credit under such Revolving Facility then outstanding).

“Requirement of Law”:  as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty,

rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reset Date”:  as defined in Section 4.16(a).

“Responsible Officer”:  the chief executive officer, president, general counsel, chief financial officer,  treasurer or chief accounting officer of the Borrower or Holdings, but in any event, with respect to financial matters, the chief financial officer, treasurer or chief accounting officer of the Borrower or Holdings.

“Restatement Effective Date”:  as defined in the Amendment and Restatement Agreement dated as of February 12, 2010, among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

“Restricted Payment”:  any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of Holdings or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock of Holdings or any Subsidiary.

“Revolving Commitment”:  a Dollar Revolving Commitment or a Multicurrency Revolving Commitment.

“Revolving Commitment Increases”:  as defined in Section 4.17.

“Revolving Commitment Period”:  the period from and including the Second Restatement Effective Date to but excluding (a) in the case of Class B Revolving Commitments and Class B Revolving Loans, the earlier of the Original Revolving Termination Date and the date of termination of the applicable Class B Revolving Commitments in accordance with the terms hereof and (b) in the case of Class A Revolving Commitments, Class A Revolving Loans, the Swingline Commitment, Swingline Loans, the L/C Commitment and Letters of Credit, the earlier of the Extended Revolving Termination Date and the date of termination of the applicable Class A Revolving Commitments in accordance with the terms hereof.

“Revolving Extensions of Credit”:  Dollar Revolving Extensions of Credit or Multicurrency Revolving Extensions of Credit (or both), as applicable.

“Revolving Facility”:  the Dollar Revolving Facility or the Multicurrency Revolving Facility.

“Revolving Lender”:  a Dollar Revolving Lender or a Multicurrency Revolving Lender.

“Revolving Loan”:  a Dollar Revolving Loan or a Multicurrency Revolving Loan.

“Revolving Percentage”:  a Dollar Revolving Percentage or a Multicurrency Revolving Percentage, as applicable.

“Sciplay”:  Sciplay (Luxembourg) S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg.

“Sciplay International”:  Sciplay (International) S.à r.l. a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg.

“SEC”:  the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Second Amendment”:  the Second Amendment, dated as of September 30, 2009, to this Agreement.

“Second Amendment and Restatement Agreement”  the Second Amendment and Restatement Agreement dated as of August 25, 2011, among the Borrower, Holdings, each of the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Second Lien Intercreditor Agreement”:  the Second Lien Intercreditor Agreement between the Administrative Agent and any agent, trustee or authorized representative for the holders of the Permitted Second Priority Additional Debt that is secured by the Collateral on a junior basis to the Obligations, with terms substantially the same as those set forth in Exhibit H and other terms reasonably satisfactory to the Administrative Agent (and, in the case of terms governing the rights and obligations of the Borrower thereunder, reasonably satisfactory to the Administrative Agent and the Borrower).

“Second Restatement Effective Date”:  as defined in the Second Amendment and Restatement Agreement.

“Secured Surety Bond”: as defined in Section 8.3(q).

“Security Documents”:  the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Senior Subordinated Securities”:  (a) the 2008 Senior Subordinated Notes, the 2009 Senior Subordinated Notes and the 2010 Senior Subordinated Notes and (b) any Permitted Additional Subordinated Debt.

“Senior Subordinated Securities Indentures”:  the indentures entered into by Holdings and certain of its Subsidiaries in connection with the issuance of the Senior Subordinated Securities, together with all instruments and other agreements entered into by Holdings or such Subsidiaries in connection therewith.

“Single Employer Plan”:  any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Sixth Amendment”: the Sixth Amendment, dated as of March 11, 2011, to this Agreement.

“Solvent”:  when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable Federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature.  For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Specified Change of Control”:  a “Change of Control” (or any other defined term having a similar purpose) as defined in any of the Senior Subordinated Securities Indentures or any indenture or other agreement under which any Permitted Additional Senior Indebtedness is issued or incurred, together with all instruments and other agreements entered into by Holdings or its Subsidiaries in connection therewith.

“Specified Hedge Agreement”:  any Hedge Agreement (a) entered into by (i) Holdings or any of its Subsidiaries and (ii) any Person that was a Lender or any affiliate thereof at the time such Hedge Agreement was entered into (or, in the case of Hedge Agreements in effect on the Effective Date or the Second Restatement Effective Date, any Person that is a Lender or an affiliate of a Lender as of the Effective Date or the Second Restatement Effective Date), as counterparty and (b) that has been designated by such Person or affiliate, as the case may be, and Holdings or the Borrower, by notice to the Administrative Agent, as a Specified Hedge Agreement, and any other Hedge Agreements listed on Schedule 1.1(b) without giving effect to any extension of the termination or maturity date thereof.  For purposes hereof, The Bear Stearns Companies, Inc. and its subsidiaries shall be deemed to be affiliates of JPMorgan Chase Bank, N.A., as of the Effective Date upon and after the date they become such affiliates, and any Hedge Agreement with The Bear Stearns Companies, Inc. or any of its subsidiaries existing at that time shall be deemed to have been designated as a Specified Hedge Agreement.  The designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of the Agent, such Person or affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement.

“Specified Incremental Term Loans”:  Incremental Term Loans established pursuant to Section 4.17 in an aggregate principal amount not to exceed the amount of Tranche B-2 Term Loans outstanding at the time of the incurrence of such Incremental Term Loans, the proceeds of which are used to repay outstanding Tranche B-2 Term Loans.

“Specified Revolving Commitments Increase”:  A Revolving Commitment Increase in respect of either Revolving Facility in an aggregate amount not to exceed the Class B Revolving Commitments thereunder at the time of the establishment of such Revolving Commitment Increase, established substantially concurrently with the termination of Class B Revolving Commitments under such Revolving Facility in an aggregate amount equal to such Specified Revolving Commitment Increase.

“Subject Properties”:  as defined in Section 5.17(a).

“Subsidiary”:  as to any Person, (a) a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and (b) any other Person the accounts of which are required to be consolidated with those of such Person in such Person’s consolidated financial statements in accordance with GAAP if prepared at the date of determination.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a direct or indirect Subsidiary or Subsidiaries of Holdings.

“Subsidiary Guarantor”:  a Subsidiary (other than the Borrower) that (i) is a Domestic Subsidiary that is a Wholly Owned Subsidiary, (ii) provides a guarantee of any Indebtedness of Holdings, the Borrower (other than the Loans) or any other Subsidiary Guarantor that is a Domestic Subsidiary if the aggregate principal amount of all such Indebtedness of Holdings, the Borrower and such Subsidiary Guarantors guaranteed by such Subsidiary exceeds $5,000,000, or (iii) becomes a party to the Loan Documents pursuant to Section 7.9(c).

“Swingline Commitment”:  the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 3.3 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

“Swingline Lender”:  JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans.

“Swingline Loans”:  as defined in Section 3.3.

“Swingline Participation Amount”:  as defined in Section 3.4(c).

“Syndication Agents”:  Bank of America, N.A. and UBS Securities LLC, in their capacity as syndication agents for each Facility.

“Term Commitment”:  as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Term Commitment” with respect to such Lender on Schedule 2.1.  The original aggregate amount of the Lenders’ Term Commitments on the Effective Date was $550,000,000.

“Term Facility”:  the credit facility represented by the Term Commitments and the Term Loans made thereunder.

“Term Lender”:  a Tranche B-1 Term Lender or a Tranche B-2 Term Lender, as applicable.

“Term Loan”:  a Tranche B-1 Term Loan or a Tranche B-2 Term Loan, as applicable.

“Term Percentage”:  as to any Lender, the percentage which the aggregate principal amount of such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding.

“Title Policy”:  with respect to each Mortgaged Property, a mortgagee’s title insurance policy (or policies) or marked up unconditional binder for such insurance.

“Total Dollar Revolving Commitments”:  at any time, the aggregate amount of the Dollar Revolving Commitments of all the Dollar Revolving Lenders.

“Total Dollar Revolving Extensions of Credit”:  at any time, the aggregate amount of the Dollar Revolving Extensions of Credit of the Dollar Revolving Lenders outstanding at such time.

“Total Multicurrency Revolving Commitments”:  at any time, the aggregate amount of the Multicurrency Revolving Commitments of all the Multicurrency Revolving Lenders.

“Total Multicurrency Revolving Extensions of Credit”:  at any time, the aggregate amount of the Multicurrency Revolving Extensions of Credit of the Multicurrency Revolving Lenders outstanding at such time.

“Total Revolving Commitments”:  the Total Dollar Revolving Commitments or Total Multicurrency Revolving Commitments (or both), as the context requires.

“Total Revolving Extensions of Credit”:  at any time, the Total Dollar Revolving Extensions of Credit or the Total Multicurrency Revolving Extensions of Credit (or both), as the context requires.

“Tranche B-1 Term Lender”:  each Lender that holds a Tranche B-1 Term Loan.

“Tranche B-1 Term Loans”:  the Term Loans outstanding under (and as defined in) the Original Credit Agreement as of the Second Restatement Effective Date that became Tranche B-1 Term Loans hereunder pursuant to the Second Amendment and Restatement Agreement.  As of the Second Restatement Effective Date, $546,417,953.98 aggregate principal amount of Tranche B-1 Term Loans were outstanding.

“Tranche B-2 Term Lender”:  each Lender that holds a Tranche B-2 Term Loan.

“Tranche B-2 Term Loans”:  the Term Loans outstanding under (and as defined in) the Original Credit Agreement as of the Second Restatement Effective Date that became Tranche B-2 Term Loans hereunder pursuant to the Second Amendment and Restatement Agreement.  As of the Second Restatement Effective Date, $22,732,046.02 aggregate principal amount of Tranche B-2 Term Loans were outstanding.

“Transactions”:  collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is or is to be a party, (b) the borrowing of Loans and the use of the proceeds thereof, (c) the issuance of Letters of Credit, (d) the Existing Credit Agreement Repayment, (e) the consummation of the transactions contemplated by any of the foregoing and (f) the payment of fees and expenses in connection with the foregoing.

“Transferee”:  any assignee that becomes a Lender pursuant to Section 11.6 or any Participant.

“2008 Senior Subordinated Notes”:  the unsecured Senior Subordinated Notes due 2016 issued by the Borrower on or about the Effective Date in the aggregate principal amount of $200,000,000 and the Indebtedness represented thereby.

“2009 Senior Subordinated Notes”:  the unsecured Senior Subordinated Notes due 2019 issued by the Borrower on May 21, 2009 in the aggregate principal amount of $225,000,000 and November 5, 2009 in the aggregate principal amount of $125,000,000 and the Indebtedness represented thereby.

“2010 Senior Subordinated Notes”:  the unsecured Senior Subordinated Notes due 2018 issued by Holdings on September 22, 2010, in the aggregate principal amount of $250,000,000 and the Indebtedness represented thereby.

“Type”:  as to any Loan, its nature as a Base Rate Loan or a Eurocurrency Loan.

“U.K. Terminal Agreement”:  the Agreement dated as of January 21, 2010, between Video B Holdings Limited and the Global Draw Entities.

“United States”:  the United States of America.

“U.S. Internet Gaming Joint Venture Agreement”:  the Shareholders’ Agreement of Sciplay, dated as of January 21, 2010, by and between Playtech (Cyprus) Limited, the Borrower, Playtech Limited (for the limited purposes set forth therein) and Holdings (for the limited purposes set forth therein).

“Weighted Average Yield”: with respect to any Loan, the weighted average yield to stated maturity of such Loan based on the interest rate or rates applicable thereto and giving effect to all upfront, original issue discount or similar fees payable to the Lenders advancing such Loan with respect thereto and any interest rate “floor” (but not arrangement or underwriting fees paid to arrangers for their own account).  Determinations of the Weighted Average Yield of any Loans for purposes of Section 4.17 shall be made by the Administrative Agent in consultation with the Borrower in a manner determined by the Administrative Agent to be consistent with accepted financial practice, and any such determination shall be conclusive, absent manifest error.

“Wholly Owned Subsidiary”:  as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

“Withholding Agent”:  any Loan Party and the Administrative Agent.

1.2.          Other Definitional Provisions.  (a)  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)  As used herein and in the other Loan Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, (i) all terms of an accounting or financial nature, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) the word “will” shall be construed to have the same meaning and effect as the word “shall” and (vi) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder).

(c)  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neutral forms.

(e)  Any reference to any Person shall be construed to include such Person’s successors and assigns.

1.3.          Currency Conversion.  (a)  If more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then (i) any reference in the Loan Documents to, and any obligations arising under the Loan Documents in, the currency of that country shall be translated into or paid in the currency or currency unit of that country designated by the Administrative Agent and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank for conversion of that currency or currency unit into the other, rounded up or down by the Administrative Agent as it deems appropriate.

(b)  If a change in any currency of a country occurs, this Agreement shall be amended (and each party hereto agrees to enter into any supplemental agreement necessary to effect any such amendment) to the extent that the Administrative Agent determines such amendment to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

SECTION 2.  AMOUNT AND TERMS OF TERM LOANS

2.1.          Term Commitments; Term Loans.  The Term Commitments under the Original Credit Agreement have been fully utilized as of the Second Restatement Effective Date. The Term Loans may from time to time be Eurocurrency Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 4.3.

2.2.          [Reserved].

2.3.          Repayment of Term Loans.  The Term Loan of each Term Lender shall be repaid by the Borrower in quarterly installments on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date that occurs after the Borrowing Date for the Term Loans, each of which shall be in an amount equal to the product of (a) such Lender’s Term Percentage multiplied by (b) an amount equal to the aggregate amount of Term Loans made on the Borrowing Date therefor multiplied by (c) 0.25%; provided that the last such installment shall be due on (a) the Original Term Loan Maturity Date in the case of Tranche B-2 Term Loans and (b) the Extended Term Loan Maturity Date in the case of Tranche B-1 Term Loans, in an amount equal to the remaining principal amount of the Tranche B-2 Term Loans and Tranche B-1 Term Loans, respectively.

SECTION 3.  AMOUNT AND TERMS OF REVOLVING COMMITMENTS

3.1.          Revolving Commitments.  (a)    Subject to the terms and conditions hereof, each Dollar Revolving Lender severally agrees to make revolving credit loans denominated in Dollars (“Dollar Revolving Loans”) to the Borrower from time to time during the Revolving Commitment Period with respect to such Lender’s Dollar Revolving Commitment in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Dollar Revolving Percentage of the sum of (i) the Dollar L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swingline Loans then outstanding, does not exceed the amount of such Lender’s Dollar Revolving Commitment.  Subject to the terms and conditions hereof, each Multicurrency Revolving Lender severally agrees to make revolving credit loans denominated in Dollars or a Foreign Currency (“Multicurrency Revolving Loans”) to the Borrower from time to time during the Revolving Commitment Period with respect to such Lender’s Multicurrency Revolving Commitment in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Multicurrency Revolving Percentage of the Multicurrency L/C Obligations then outstanding, does not exceed the amount of such Lender’s Multicurrency Revolving Commitment.  Notwithstanding anything to the contrary contained in this Agreement, in no event may Revolving Loans be borrowed under a Revolving Facility if, after giving effect thereto (and to any concurrent repayment or prepayment of Revolving Loans), the Total Revolving Extensions of Credit under such Revolving Facility would exceed the Total Revolving Commitments at such time under such Revolving Facility.  During the Revolving Commitment Period, the Borrower may use the Revolving Commitments by borrowing, prepaying and reborrowing the Revolving Loans under the relevant Revolving Facility, in whole or in part, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurocurrency Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 3.2 and 4.3; provided that Multicurrency Revolving Loans denominated in a Foreign Currency may only be Eurocurrency Loans.

(b)  The Borrower shall repay (i) all outstanding Class B Revolving Loans on the Original Revolving Termination Date and (ii) all outstanding Class A Revolving Loans on the Extended Revolving Termination Date.

3.2.          Procedure for Revolving Loan Borrowing.  (a)   The Borrower may borrow under Section 3.1 during the Revolving Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (a “Borrowing Request”) by telephone (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time (or, in the case of a Multicurrency Revolving Loan denominated in a Foreign Currency, 12:00 Noon, London time), (a) three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) whether the requested borrowing is a borrowing under the Dollar Revolving Facility or the Multicurrency Revolving Facility, provided that Revolving Loans denominated in a Foreign Currency may only be borrowed under the Multicurrency Revolving Facility, (ii) the amount and Type of Revolving Loans to be borrowed, (iii) the requested Borrowing Date, (iv) in the case of Eurocurrency Loans, the respective amounts of each such Type of Revolving Loan, the respective currency therefor and the respective lengths of the initial Interest Period therefor, and (v) the location and number of the Borrower’s account to which funds are to be distributed.  Such telephonic request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.

(b)   Each borrowing under a Revolving Facility shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments under the relevant Revolving Facility are less than $100,000, such lesser amount), (y) in the case of Eurocurrency Loans denominated in Dollars, $3,000,000 or a whole multiple of $500,000 in excess thereof or (z) in the case of Multicurrency Revolving Loans denominated in a Foreign Currency, the Foreign Currency Equivalent of $3,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Dollar Revolving Commitments that are Base Rate Loans in other amounts pursuant to Section 3.4.

(c)   Upon receipt of any such Borrowing Request from the Borrower, the Administrative Agent shall promptly notify each applicable Revolving Lender of the requested currency and aggregate amount (in both the requested currency and Dollars) of such borrowing.  Each Revolving Lender will make the amount of its pro rata share of each such borrowing, which shall be based on its Revolving Percentage under the relevant Revolving Facility, as applicable, available to the Administrative Agent for the account of the Borrower (i) in the case of Dollars, at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent or (ii) in the case of a Foreign Currency, by wire transfer prior to 11:00 A.M., London time, on the Borrowing Date requested by the Borrower to the account of the Administrative Agent most recently designated by it for such purposes by notice to the Multicurrency Revolving Lenders in immediately available funds.  Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower, (i) in the case of Dollars, on the books of such Funding Office, or (ii) in the case of a Foreign Currency, in accordance with instructions provided by the Borrower, in each case with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

3.3.          Swingline Commitment.  (a)  Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Dollar Revolving Commitments from time to time during the Revolving Commitment Period by making swingline loans denominated in Dollars (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Dollar Revolving Extensions of Credit hereunder, may exceed the Swingline Commitment then in effect), (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments under the Dollar Revolving Facility would be less than zero and (iii) the Swingline Lender shall not be required to make a Swingline Loan to refinance an existing Swingline Loan.  During the Revolving Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.  Swingline Loans shall be Base Rate Loans only.

(b)  The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (i) (x) prior to the Original Revolving Termination Date, to the extent any Class B Revolving Commitments or Class B Revolving Loans are then outstanding, the Original Revolving Termination Date and (y) on and after the Original Revolving Termination Date, the Extended Revolving Termination Date and (ii) the 30th day after such Swingline Loan is made; provided that, during each calendar month, there shall be at least two consecutive Business Days during which the outstanding balance of the Swingline Loans shall be zero.

3.4.          Procedure for Swingline Borrowing; Refunding of Swingline Loans.  (a)   Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period).  Each borrowing under the Swingline Commitment shall be in an amount equal to $250,000 or a whole multiple of $100,000 in excess thereof.  Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender.  The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

(b)   The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day’s notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Dollar Revolving Lender to make, and each Dollar Revolving Lender hereby agrees to make, a Dollar Revolving Loan, in an amount equal to such Lender’s Dollar Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender.  Each Dollar Revolving Lender shall make the amount of such Dollar Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice.  The proceeds of such Dollar Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans.  The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower’s accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Dollar Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans.

(c)   If prior to the time a Dollar Revolving Loan would have otherwise been made pursuant to Section 3.4(b), one of the events described in Section 9(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Dollar Revolving Loans may not be made as contemplated by Section 3.4(b), each Dollar Revolving Lender shall, on the date such Dollar Revolving Loan was to have been made pursuant to the notice referred to in Section 3.4(b) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Lender’s Dollar Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Dollar Revolving Loans.

(d)  Whenever, at any time after the Swingline Lender has received from any Dollar Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Dollar Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e)   Each Dollar Revolving Lender’s obligation to make the Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Dollar Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

3.5.          Commitment Fees, etc.  (a)   The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Effective Date to the last day of the applicable Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender under each Revolving Facility during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first of such dates to occur after the date hereof.

(b)   The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

3.6.          Termination or Reduction of Revolving Commitments.  The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments under either Revolving Facility or from time to time, to reduce the amount of the Revolving Commitments under either Revolving Facility, in each case in accordance with the provisions of Section 4.8(a); provided that no such termination or reduction of Revolving Commitments under either Revolving Facility shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans or Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit under such Revolving Facility would exceed the Total Revolving Commitments under such Revolving Facility.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that such notice of termination or reduction of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of replacement revolving commitments in respect of all or a portion of the Revolving Commitments, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments under the relevant Revolving Facility then in effect.

3.7.          L/C Commitment.  (a)   Subject to the terms and conditions hereof, each Issuing Lender (in reliance on the agreements set forth in Section 3.10(a) of the Revolving Lenders under the relevant Revolving Facility), agrees to issue letters of credit under the Dollar Revolving Facility (“Dollar Letters of Credit”) and letters of credit under the Multicurrency Revolving Facility (“Multicurrency Letters of Credit”), in each case for the account of the Borrower on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided that no Issuing Lender shall have any obligation to issue any Letter of Credit under a Revolving Facility if, after giving effect to such issuance, (i) the total L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments under such Revolving Facility would be less than zero.  Each Dollar Letter of Credit shall be denominated in Dollars and each Multicurrency Letter of Credit shall be denominated in Dollars or a Foreign Currency.  Each Letter of Credit shall expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Extended Revolving Termination Date (the “Required Expiry Date”); provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the Required Expiry Date).  An Issuing Lender may, in its sole discretion, extend a Letter of Credit beyond the Required Expiry Date, provided that (i) each L/C Participant’s interest in the Issuing Lender’s obligations and rights under and in respect of such Letter of Credit shall terminate at the close of business on the Required Expiry Date (except with respect to demands for drawings thereunder submitted prior to that time) and (ii) such Issuing Lender may, as a condition to extending such Letter of Credit, require additional fees or collateral.

(b)   No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.8.          Procedure for Issuance of Letters of Credit.  The Borrower may from time to time request that an Issuing Lender issue a Dollar Letter of Credit or a Multicurrency Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request.  Upon receipt of any Application, an Issuing Lender will notify the Administrative Agent of (i) whether the Application is with respect to a Dollar Letter of Credit or Multicurrency Letter of Credit and (ii) the amount, currency, requested expiration and beneficiary of the requested Letter of Credit. Upon receipt of confirmation from the Administrative Agent that after giving effect to the requested issuance, the Available Revolving Commitments under the relevant Revolving Facility would not be less than zero, such Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower.  Each Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower (with a copy to the Administrative Agent) promptly following the issuance thereof.  Each Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit issued by such Issuing Lender (including the amount and currency thereof).

3.9.          Fees and Other Charges.  (a)   The Borrower will pay a fee on all outstanding Letters of Credit under each Revolving Facility (determined based upon Dollar Equivalents in the case of Multicurrency Letters of Credit issued in Foreign Currencies) at a per annum rate equal to the Applicable Margin then in effect with respect to Eurocurrency Loans under such Revolving Facility, shared ratably among the Revolving Lenders under such Revolving Facility.  Such fees shall be payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.  In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the undrawn and unexpired amount of each Letter of Credit as agreed by the Borrower and the Issuing Lender, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

(b)   In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit to the extent that the fees and expenses associated with the issuance of such Letter of Credit exceed the fronting fee therefor as specified in Section 3.9(a).

3.10.        L/C Participations.  (a)   Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue or maintain Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to (i) such L/C Participant’s Dollar Revolving Percentage in each Issuing Lender’s obligations and rights under and in respect of each Dollar Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder and (ii) such L/C Participant’s Multicurrency Revolving Percentage in each Issuing Lender’s obligations and rights under and in respect of each Multicurrency Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder; provided that on the Original Revolving Maturity Date or on any date on which the Class B Revolving Commitments in respect of either Revolving Facility shall terminate or shall be reduced without any corresponding reduction in the Class A Revolving Commitments, the participations granted to and acquired by the Class B Revolving Lenders under the applicable Revolving Facility shall be reallocated among the Revolving Lenders under such Revolving Facility ratably in accordance with such Revolving Lenders’ respective applicable Revolving Percentages determined after giving effect to the termination or reduction of the applicable Class B Revolving Commitments; provided, further, that any reallocation that would be required pursuant to the foregoing proviso shall not be effected for so long as (x) such reallocation would result in the Revolving Extensions of Credit of any Revolving Lender exceeding such Revolving

Lender’s Revolving Commitment, in each case, under the applicable Revolving Facility or (y) an Event of Default shall have occurred and be continuing.  Each L/C Participant in respect of a Letter of Credit unconditionally and irrevocably agrees with the Issuing Lender in respect of such Letter of Credit that, if a draft is paid under such Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent upon demand of such Issuing Lender an amount equal to such L/C Participant’s Revolving Percentage under the relevant Revolving Facility of the amount of such draft, or any part thereof, that is not so reimbursed; provided that the related Reimbursement Obligation with respect to a Multicurrency Letter of Credit denominated in a Foreign Currency may be converted to Dollars pursuant to Section 3.11.  The Administrative Agent shall promptly forward such amounts to the relevant Issuing Lender.

(b)   If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of an Issuing Lender pursuant to Section 3.10(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to the Administrative Agent for the account of such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender on demand an amount equal to the product of (i) such amount times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360.  If any such amount required to be paid by any L/C Participant pursuant to Section 3.10(a) is not made available to the Administrative Agent for the account of the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the relevant Revolving Facility.  A certificate of such Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c)   Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.10(a), the Administrative Agent or such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or such Issuing Lender, as the case may be, will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or such Issuing Lender, as the case may be, shall be required to be returned by the Administrative Agent or such Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of such Issuing Lender the portion thereof previously distributed by the Administrative Agent or such Issuing Lender, as the case may be, to it.

(d)   Each L/C Participant’s obligation to purchase participating interests pursuant to Section 3.10(b) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant or the Borrower may have against any Issuing Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

3.11.        Reimbursement Obligation of the Borrower.  The Borrower agrees to reimburse each Issuing Lender on the Business Day next succeeding the Business Day on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of such draft so paid and any taxes, fees, charges or other reasonable costs or expenses incurred by such Issuing Lender in connection with such payment.  Each such payment shall be made to the relevant Issuing Lender in Dollars and in immediately available funds, provided that (a) the Borrower may, at its option, elect by notice to such Issuing Lender immediately following receipt of notice of such draft, to reimburse a draft paid in a Foreign Currency in the same Foreign Currency and (b) if the Borrower does not make such election, or if (notwithstanding such election) the Borrower does not in fact reimburse any such draft made in a Foreign Currency on or prior to the date required pursuant to the first sentence of this Section 3.11, then such Issuing Lender shall convert such Reimbursement Obligation into Dollars at the rate of exchange then available to such Issuing Lender in the interbank market where its foreign currency exchange operations in respect of such Foreign Currency are then being conducted and the Borrower shall thereafter be required to reimburse such Issuing Lender in Dollars for such Reimbursement Obligation (in the amount so converted).  Interest shall be payable on any such amounts denominated in Dollars from the date on which the relevant draft is paid until the relevant Issuing Lender receives payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, Section 4.5(b) with respect to Base Rate Loans under the relevant Revolving Facility and (ii) thereafter, Section 4.5(c).  Interest shall be payable on any such amounts denominated in a Foreign Currency from the date on which the relevant draft is paid until the relevant Issuing Lender receives payment in full or conversion to Dollars as provided herein (i) until the Business Day next succeeding the date of the relevant notice, at the rate determined by the relevant Issuing Lender as its cost of funding such payment plus the Applicable Margin with respect to Eurocurrency Loans under the relevant Revolving Facility and (ii) thereafter, the rate set forth in Section 4.5(c).  Each drawing under any Dollar Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 9(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.10 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 3.2 of Base Rate Loans under the Dollar Revolving Facility (or, at the option of the Administrative Agent and the Swingline Lender in their sole discretion, a borrowing pursuant to Section 3.4 of Swingline Loans) in the amount of such drawing except that, in such event, Borrower is not deemed to have given any representations and warranties pursuant to Section 6.2.  Except in the case of a drawing denominated in a Foreign Currency that the Borrower elects to reimburse, and in fact reimburses, in such Foreign Currency as provided above, each drawing under any Multicurrency Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 9(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.10 for funding by L/C Participants shall apply), constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 3.2 of Base Rate Loans under the Multicurrency Revolving Facility denominated in Dollars in the amount of such drawing (or, in the case of a drawing denominated in a Foreign Currency, the amount in Dollars into which the Reimbursement Obligation was converted) except that, in either such event, the Borrower is not deemed to have given any representations and warranties pursuant to Section 6.2.  The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Loans (or, if applicable, Swingline Loans) could be made pursuant to Section 3.2 (or, if applicable, Section 3.4), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from such Issuing Lender of such drawing under such Letter of Credit.

3.12.        Obligations Absolute.  The Borrower’s obligations under Section 3.11 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person.  The Borrower also agrees with each Issuing Lender that such Issuing Lender not shall be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.11 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.  No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender.  The Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York and UCP 500, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.

3.13.        Letter of Credit Payments.  If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower of the date and amount thereof.  The responsibility of the relevant Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit issued by such Issuing Lender shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining in compliance with UCP 500 or UCP 600 or ISP98 or any subsequent revisions thereto that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with the requirements of such Letter of Credit.

3.14.        Applications.  To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.15.        Defaulting Lenders.  (a)   Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)      if any Swingline Loan or L/C Obligations exists at the time a Revolving Lender is a Defaulting Lender, then such Defaulting Lender’s Swingline Participation Amount, Dollar Revolving Percentage of the Dollar L/C Obligations and Multicurrency Revolving Percentage of the Multicurrency L/C Obligations shall be reallocated among the applicable non-Defaulting Lenders pro rata in accordance with each such non-Defaulting Lender’s respective Swingline Participation Amount, Dollar Revolving Percentage of the Dollar L/C Obligations and Multicurrency Revolving Percentage of the Multicurrency L/C Obligations (in each case, calculated without regard to the applicable Revolving Commitment of the Defaulting Lender), but only to the extent that (x) such reallocation does not cause the Revolving Extensions of Credit of any non-Defaulting Lender to exceed the Revolving Commitment of such non-Defaulting Lender under either Revolving Facility and (y) no Default or Event of Default has occurred and is continuing.  If such reallocation cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (A) if such Defaulting Lender is a Dollar Revolving Lender, prepay such Swingline Loan or, if agreed by the Swingline Lender, cash collateralize the Swingline Participation Amount of the Defaulting Lender on terms satisfactory to the Swingline Lender and (B) cash collateralize such Defaulting Lender’s Dollar Revolving Percentage of the Dollar L/C Obligations or Multicurrency Revolving Percentage of the Multicurrency L/C Obligations, as applicable, in accordance with the procedures set forth in paragraph (b) below for so long as such L/C Obligations are outstanding;

(ii)     if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit unless they are satisfied that the cash collateral will be provided by the Borrower in accordance with clause (i) above;

(iii)    commitment fees shall cease to accrue on the Available Revolving Commitment of such Defaulting Lender pursuant to Section 3.5 from and after the date that such Lender becomes a Defaulting Lender; provided that the foregoing shall not apply to any Revolving Lender that was a Lender at the time of, and did not execute, the Second Amendment (but shall apply to its successors and assigns), unless such Lender shall have executed the Second Amendment and Restatement Agreement; and

(iv)    the aggregate unpaid principal amount of Term Loans made by, and the Revolving Commitment and any Revolving Extensions of Credit of, such Defaulting Lender shall be excluded for purposes of determining whether all Lenders, each affected Lender, the Required Lenders, the Majority Facility Lenders or any other group or subset of Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 11.1), provided that (x) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender and which treats such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender and (y) any waiver, amendment or modification referred to in clause (i) of Section 11.1 that would affect such Defaulting Lender shall require the consent of such Defaulting Lender; provided further that the foregoing shall not apply to any Lender that was a Lender at the time of, and did not execute, the Second Amendment (but shall apply to its successors and assigns), unless such Lender shall have executed the Second Amendment and Restatement Agreement.

(b)  If any Lender becomes a Defaulting Lender, on the Business Day that the Borrower is required to deposit cash collateral pursuant to paragraph (a)(i)(B) above, the Borrower shall make such deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Swingline Lenders or Issuing Lenders as applicable.  Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower and the Defaulting Lender under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall be remitted to the Borrower promptly by the Administrative Agent unless a Default has occurred and is continuing.  Cash collateral deposited pursuant to paragraph (a)(i)(B) above in respect of any Defaulting Lender shall be applied by the Administrative Agent to such Defaulting Lender’s obligations in respect of Swingline Loans or L/C Obligations.  If the Borrower is required to provide an amount of cash collateral hereunder pursuant to paragraph (a)(i)(B) above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after such amount is no longer required in order to comply with paragraph (a)(i)(B) above (and no Event of Default has occurred and is continuing).

SECTION 4.   GENERAL PROVISIONS APPLICABLE

TO LOANS AND LETTERS OF CREDIT

4.1.          Optional Prepayments.  (a)   The Borrower may at any time and from time to time prepay the Loans (other than Multicurrency Revolving Loans denominated in a Foreign Currency) under the relevant Facility, in whole or in part, without premium or penalty, upon notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurocurrency Loans denominated in Dollars and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans denominated in Dollars or Base Rate Loans; provided that, if a Eurocurrency Loan denominated in Dollars is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.11.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.  If any such notice is given (and not revoked in accordance with the terms hereof), the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Dollar Revolving Loans that are Base Rate Loans and are prepaid prior to the end of the Revolving Commitment Period) accrued interest to such date on the amount prepaid.  Partial prepayments of Term Loans and Revolving Loans denominated in Dollars shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.  Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

(b)   The Borrower may at any time and from time to time prepay Multicurrency Revolving Loans denominated in a Foreign Currency, in whole or in part, without premium or penalty except as specified in Section 4.11, upon notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, three Business Days before the date of prepayment) specifying the date and amount of prepayment.  If any such notice is given (and not revoked in accordance with the terms hereof), the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 4.11 and accrued interest to such date on the amount prepaid.  Partial prepayments of Multicurrency Revolving Loans denominated in a Foreign Currency shall be in a minimum principal amount equal to the Foreign Currency Equivalent of $1,000,000 in the relevant Foreign Currency or a multiple of the Foreign Currency Equivalent of $100,000 in the relevant Foreign Currency in excess thereof.

Each notice delivered by the Borrower pursuant to paragraph (a) or (b) this Section shall be irrevocable; provided that any such notice of optional prepayment of Revolving Loans delivered in connection with a conditional notice of termination of Revolving Commitments as contemplated by Section 3.6 may be revoked (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such notice of termination is revoked in accordance with Section 3.6.

4.2.          Mandatory Prepayments.  (a)   [Intentionally Omitted.]

(b)   If any Indebtedness shall be incurred by any Group Member (other than Excluded Indebtedness), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied no later than one Business Day following the date of such incurrence toward the prepayment of the Term Loans as set forth in Section 4.2(d).

(c)   If on any date any Group Member shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied no later than one Business Day following such date toward the prepayment of the Term Loans as set forth in Section 4.2(d); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 4.2(d).

(d)   Amounts to be applied in connection with prepayments of Term Loans made pursuant to Section 4.2 shall be applied to the prepayment of the Term Loans in accordance with Section 4.8(b).  The application of any prepayment pursuant to Section 4.2 shall be made, first, to Base Rate Loans under the relevant Facility and, second, to Eurocurrency Loans under such

Facility.  Each prepayment of the Loans under Section 4.2 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(e)   If, on any Calculation Date, the Total Multicurrency Revolving Extensions of Credit exceed an amount equal to 105% of the Total Multicurrency Revolving Commitments on such date (including, for the avoidance of doubt, as a result of the termination or reduction of the Class B Multicurrency Revolving Commitments on or prior to the Original Revolving Termination Date in accordance with the terms hereof), the Borrower shall, without notice or demand, immediately repay such of the outstanding Multicurrency Revolving Loans in an aggregate principal amount such that, after giving effect thereto and to the cash collateralization contemplated in this paragraph, the Total Multicurrency Revolving Extensions of Credit do not exceed the Total Multicurrency Revolving Commitments, together with interest accrued to the date of such payment or prepayment on the principal so prepaid if required hereby and any amounts payable under Section 4.11 in connection therewith.  After prepaying any Multicurrency Revolving Loans denominated in Dollars, the Borrower may in lieu of prepaying Multicurrency Revolving Loans denominated in a Foreign Currency in order to comply with this paragraph deposit amounts in the relevant Foreign Currency or Foreign Currencies in a Cash Collateral Account in accordance with the next succeeding sentence equal to the aggregate principal amount of Multicurrency Revolving Loans denominated in a Foreign Currency required to be prepaid.  To the extent that after giving effect to any prepayment of Multicurrency Revolving Loans required by this paragraph, the Total Multicurrency Revolving Extensions of Credit at such time exceed the Total Multicurrency Revolving Commitments at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account upon terms reasonably satisfactory to the Administrative Agent an amount equal to the amount by which the Total Multicurrency Revolving Extensions of Credit exceed the Total Multicurrency Revolving Commitments.  The Administrative Agent shall apply any cash deposited in the Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which are or become due thereafter and/or to repay Multicurrency Revolving Loans denominated in a Foreign Currency at the end of the Interest Periods therefor; provided that (x) the Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in the Cash Collateral Account to the extent such amount is not required to be so deposited in order for the Borrower to be in compliance with this paragraph and (y) the Administrative Agent may so apply such cash at any time after the occurrence and during the continuation of an Event of Default.  “Cash Collateral Account” means an account specifically established by the Borrower with the Administrative Agent for purposes of this Section 4.2 and hereby pledged to the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 4.2.

(f)  If, on the Original Revolving Termination Date, after giving effect to the termination of the Class B Revolving Commitments and the repayment of the Class B Revolving Loans, the Total Dollar Revolving Extensions of Credit exceed the Total Dollar Revolving Commitments, the Borrower shall, without notice or demand, immediately repay Class A Dollar Revolving Loans in an aggregate principal amount such that, after giving effect thereto and to the cash collateralization contemplated by the following sentence, the Total Dollar Revolving Extensions of Credit do not exceed the Total Dollar Revolving Commitments, together with interest accrued to such date on the principal so prepaid if required hereby and any amounts payable under Section 4.11 in connection therewith.  To the extent that after giving effect to any prepayment of Class A Dollar Revolving Loans required by this paragraph, the Total Dollar Revolving Extensions of Credit at such time exceed the Total Dollar Revolving Commitments at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account upon terms reasonably satisfactory to the Administrative Agent an amount equal to the amount by which the Total Dollar Revolving Extensions of Credit exceed the Total Dollar Revolving Commitments.  The Administrative Agent shall apply any cash deposited in the Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which are or become due thereafter; provided that (x) the Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in the Cash Collateral Account to the extent such amount is not required to be so deposited in order for the Borrower to be in compliance with this paragraph and (y) the Administrative Agent may so apply such cash at any time after the occurrence and during the continuation of an Event of Default.

4.3.                              Conversion and Continuation Options.  (a)   The Borrower may elect from time to time to convert Eurocurrency Loans denominated in Dollars to Base Rate Loans by giving the Administrative Agent at least two Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurocurrency Loans denominated in Dollars may only be made on the last day of an Interest Period with respect thereto.  The Borrower may elect from time to time to convert Base Rate Loans to Eurocurrency Loans denominated in Dollars by giving the Administrative Agent at least three Business Days’ prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurocurrency Loan denominated in Dollars when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.  Notwithstanding the foregoing, the Borrower may not elect to convert the currency in which any Loan is denominated.

(b)   Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Loan denominated in Dollars under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurocurrency Loans denominated in Dollars shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period and, if the Borrower shall fail to give such notice of continuation of a Multicurrency Revolving Loan denominated in a Foreign Currency, such Multicurrency Revolving Loan denominated in a Foreign Currency shall be automatically continued for an Interest Period of one month.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

4.4.                              Limitations on Eurocurrency Tranches.  Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurocurrency Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans comprising each Eurocurrency Tranche shall be equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than fifteen Eurocurrency Tranches shall be outstanding at any one time.

4.5.                              Interest Rates and Payment Dates.  (a)   Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin.

(b)   Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

(c)   (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the relevant Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (A) the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Dollar Revolving Facility plus 2%), in the case of amounts that are owing in Dollars, or (B)(I) the rate then applicable to Eurocurrency Loans in respect of the relevant Foreign Currency plus (II) 2%, in the case of amounts owing that are denominated in Foreign Currencies, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(d)   Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

4.6.                              Computation of Interest and Fees.  (a)   Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.  The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurocurrency Rate.  Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.  The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b)   Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.  The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 4.5(a).

4.7.                              Inability to Determine Interest Rate.  If prior to the first day of any Interest Period:

(a)               the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period in respect of Loans denominated in Dollars, or

(b)              the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, or

(c)               the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower, absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period in respect of any Foreign Currency (any such Foreign Currency is referred to as an “Affected Foreign Currency”), the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter.  If such notice is given (x) pursuant to clause (a) or (b) of this Section 4.7 in respect of Eurocurrency Loans denominated in Dollars, then (i) any Eurocurrency Loans denominated in Dollars under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurocurrency Loans denominated in Dollars shall be continued as Base Rate Loans and (iii) any outstanding Eurocurrency Loans denominated in Dollars under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans and (y) in respect of any Multicurrency Revolving Loans denominated in a Foreign Currency, then (i) any Multicurrency Revolving Loans in an Affected Foreign Currency requested to be made on the first day of such Interest Period shall not be made and (ii) any outstanding Multicurrency Revolving Loans denominated in an Affected Foreign Currency shall be due and payable on the first day of such Interest Period.  Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans denominated in Dollars under the relevant Facility or Multicurrency Revolving Loans denominated in a Foreign Currency that is an Affected Foreign Currency shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurocurrency Loans.

4.8.                              Pro Rata Treatment and Payments.  (a)   Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Percentages, Dollar Revolving Percentages or Multicurrency Revolving Percentages, as the case may be, of the relevant Lenders; provided that notwithstanding the foregoing, on or prior to the Original Revolving Termination Date, the Borrower may reduce or terminate the Class B Revolving Commitments under either Revolving Facility ratably among the Class B Revolving Lenders in accordance with their respective Class B Revolving Commitments under such Revolving Facility, without any corresponding reduction or termination of the Class A Revolving Commitments under such Revolving Facility.

(b)   Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Lenders; provided that notwithstanding the foregoing (i) prior to the Original Term Loan Maturity Date, the Borrower may make optional prepayments pursuant to Section 4.1(a) of any or all of the Tranche B-2 Term Loans ratably according to the outstanding principal amounts thereof then held by the Tranche B-2 Term Lenders, without any corresponding prepayment of the Tranche B-1 Term Loans and (ii) the Borrower shall not be required to make any payment of Tranche B-1 Term Loans in connection with the repayment in full of the Tranche B-2 Term Loans on the Original Term Loan Maturity Date.  The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Term Loans so prepaid pro-rata based upon the then remaining principal amount thereof.  Amounts repaid or prepaid on account of the Term Loans may not be reborrowed.

(c)   Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans under a Revolving Facility shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans under such Revolving Facility then held by the Revolving Lenders under such Revolving Facility; provided that notwithstanding the foregoing (i) prior to the Original Revolving Termination Date, the Borrower may make optional prepayments pursuant to Section 4.1(a) or (b), as applicable, of any or all of the Class B Revolving Loans under either Revolving Facility without any corresponding prepayment of the Class A Revolving Loans under such Revolving Facility, so long as the Class B Revolving Commitments under such Revolving Facility are concurrently reduced in an amount equal to the amount of Class B Revolving Loans so prepaid and (ii) the Borrower shall not be required to make any payment of Class A Revolving Loans under either Revolving Facility in connection with the repayment of any Class B Revolving Loans under such Revolving Facility on the Original Revolving Termination Date.  Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letter of Credit.

(d)   All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds, except payments to be made directly to an Issuing

Lender or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 4.9, 4.10, 4.11 and 11.5 shall be made directly to the Persons entitled thereto; provided that payments made in a Foreign Currency shall be made prior to 12:00 Noon, local time in the place of payment, on the due date thereof to the Administrative Agent at the office of the Administrative Agent designated by the Administrative Agent from time to time for payments made in such Foreign Currency.  All payments to be made by the Borrower hereunder shall be made in Dollars; provided that (i) payments in respect of the principal of or interest on any Multicurrency Revolving Loan denominated in a Foreign Currency shall be made in such Foreign Currency, (ii) any amounts payable under Section 4.9 or 4.11 in respect of any Multicurrency Revolving Loan or Multicurrency Letter of Credit denominated in a Foreign Currency shall be payable in such Foreign Currency if the certificate submitted by the applicable Lender or Issuing Lender in respect of such amount specifies such amount in such Foreign Currency, (iii) payments in respect of Multicurrency Letters of Credit and Multicurrency L/C Obligations denominated in a Foreign Currency may be made in such Foreign Currency to the extent permitted by, and shall be made to the extent required by, the applicable provisions of this Agreement and (iv) payments in respect of the principal of or interest on any Incremental Term Loan denominated in a Foreign Currency (and, if applicable, fees and expenses in respect of any such Incremental Term Loan) shall be made in such Foreign Currency.  The Administrative Agent shall distribute such payments received by it for the account of any other Person to the appropriate recipient promptly upon receipt in like funds as received.  If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day.  If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(e)   The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.  Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon (i) in the case of Loans denominated in Dollars, at the greater of (A) a rate equal to the daily average Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rates on interbank compensation for the period until such Lender makes such amount immediately available to the Administrative Agent and (ii) in the case of Multicurrency Revolving Loans denominated in a Foreign Currency, at a rate per annum reasonably determined by the Administrative Agent to be the cost to it of funding such amount for the period until such Lender makes such amount immediately available to the Administrative Agent.  A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error.  If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility (or with respect to Multicurrency Revolving Loans denominated in a Foreign Currency, at a rate per annum reasonably determined by the Administrative Agent to be the cost to it of funding such amount), on demand, from the Borrower.

(f)   Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders under the relevant Facility or the Issuing Lender their respective pro rata shares of a corresponding amount.  If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon (i) in the case of Loans denominated in Dollars, at the greater of (A) the rate per annum equal to the daily average Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rates on interbank compensation and (ii) in the case of Multicurrency Revolving Loans denominated in a Foreign Currency, at a rate per annum reasonably determined by the Administrative Agent to be the cost to it of funding such amount.  Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

4.9.                              Requirements of Law.  (a)   If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender or any Issuing Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Second Restatement Effective Date:

(i)                  shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender that is not otherwise included in the determination of the Eurocurrency Rate hereunder; or

(ii)               shall impose on such Lender or Issuing Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender (other than an increase in cost attributable to Non-Excluded Taxes and Other Taxes covered under Section 4.10(a) and 4.10(b) and to taxes described under Section 4.10(a)(i), (ii), (iii) and (iv)), by an amount that such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or issuing, maintaining or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender or Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount received or receivable; provided, however, that for purposes of this Section 4.9, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any change therein or interpretation or application thereof or compliance by any Lender or any Issuing Lender with any request or directive (whether or not having the force of Law) from any central bank or other Governmental Authority and (y) any requests or directives promulgated by, or the interpretations or applications thereof by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to have been adopted or made after the date hereof, regardless of the date enacted or adopted.  If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b)   If any Lender or Issuing Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Second Restatement Effective Date shall have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or Issuing Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender or such corporation for such reduction.  Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender or Issuing Lender notifies the Borrower of such Lender’s or Issuing Lender’s intention to claim compensation therefor; provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

(c)   If any Governmental Authority of the jurisdiction of any Foreign Currency (or any other jurisdiction in which the funding operations of any Multicurrency Revolving Lender shall be conducted with respect to such Foreign Currency) shall have in effect any reserve, liquid asset or similar requirement with respect to any category of deposits or liabilities customarily used to fund loans in such Foreign Currency, or by reference to which interest rates applicable to loans in such Foreign Currency are determined, and the result of such requirement shall be to increase the cost to any Multicurrency Revolving Lender of making or maintaining any Multicurrency Revolving Loan in such Foreign Currency by an amount deemed by such Multicurrency Revolving Lender to be material, and such Multicurrency Revolving Lender shall deliver to the Borrower a notice requesting compensation under this paragraph, then the Borrower will pay to such Multicurrency Revolving Lender on each Interest Payment Date with respect to each Multicurrency Revolving Loan in such affected Foreign Currency an amount that will compensate such Multicurrency Revolving Lender for such additional cost.

(d)   A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) setting forth the basis of calculation of such additional amounts shall be conclusive in the absence of manifest error.  The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(e)   Notwithstanding any other provision of this Agreement, if, (i)(A) the adoption of any law, rule or regulation after the Second Restatement Effective Date, (B) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Second Restatement Effective Date or (C) compliance by any Multicurrency Revolving Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Second Restatement Effective Date, shall make it unlawful for any such Multicurrency Revolving Lender to make or maintain any Multicurrency Revolving Loan denominated in a Foreign Currency or to give effect to its obligations as contemplated hereby with respect to any Multicurrency Revolving Loan denominated in a Foreign Currency or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls, but excluding conditions otherwise covered by this Section 4.9) which would make it impracticable for any Multicurrency Revolving Lenders to make or maintain Multicurrency Revolving Loans denominated in the relevant Foreign Currency after the Second Restatement Effective Date to, or for the account of, the Borrower, then:

(i)                  by written notice to the Borrower and to the Administrative Agent, such Multicurrency Revolving Lender or Multicurrency Revolving Lenders may declare that Multicurrency Revolving Loans denominated in the affected Foreign Currency will not thereafter (for the duration of such unlawfulness) be made by such Multicurrency Revolving Lender or Multicurrency Revolving Lenders hereunder (or be continued for additional Interest Periods), whereupon any request for a Multicurrency Revolving Loan denominated in such Foreign Currency or to continue a Multicurrency Revolving Loan denominated in such Foreign Currency, as the case may be, for an additional Interest Period shall, as to such Multicurrency Revolving Lender or Multicurrency Revolving Lenders only, be of no force and effect, unless such declaration shall be subsequently withdrawn; and

(ii)               all outstanding Multicurrency Revolving Loans denominated in the affected Foreign Currency made by such Multicurrency Revolving Lender or Multicurrency Revolving Lenders shall be repaid on the last day of the then current Interest Period with respect thereto or, if earlier, the date on which the applicable notice becomes effective.

(f)   For purposes of Section 4.9(e), a notice to the Borrower by any Multicurrency Revolving Lender shall be effective as to each Multicurrency Revolving Loan denominated in the affected Foreign Currency made by such Multicurrency Revolving Lender, if lawful, on the last day of the Interest Period currently applicable to such Multicurrency Revolving Loan denominated in a Foreign Currency; in all other cases such notice shall be effective on the date of receipt thereof by the Borrower.

4.10.                        Taxes.  (a)   Any and all payments made by or on behalf of the Borrower under this Agreement shall be (except to the extent required by law) made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes, franchise taxes (imposed in lieu of net income taxes) and branch profit taxes (or similar taxes) imposed on any Agent or any Lender by the United States (or any political subdivision thereof or therein) or as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), (ii) taxes that are attributable to the applicable Lender’s failure to comply with the requirements of paragraph (d), (e) or (f) of this Section, (iii) taxes that are United States withholding taxes imposed on amounts payable to the applicable Lender or Administrative Agent under the law applicable at the time such Lender or Administrative Agent becomes a party to this Agreement or such Lender designates a new lending office, except to the extent that such Lender’s assignor (if any) or such Administrative Agent’s predecessor (if any) was entitled, at the time of assignment or succession under Section 10.9, respectively, to receive additional amounts from the Borrower with respect to such taxes pursuant to this paragraph and (iv) any U.S. taxes imposed as a result of FATCA (all such taxes, levies, imposts, duties, charges, fees, deductions or withholdings other than those described in clauses (i), (ii), (iii) or (iv) above being referred to herein as the “Non-Excluded Taxes”).  If any Non-Excluded Taxes or Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the applicable Withholding Agent shall apply the withholding tax, pay it over to the relevant Governmental Authority as required by law, and the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement.

(b)   In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)   Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof.  If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure.

(d)   Each Lender (or Transferee) and Administrative Agent that is not a “United States person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit G and a Form W-8BEN, or any subsequent versions thereof or successors thereto, and any other certification or other documentation prescribed by law, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents.  Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and from time to time thereafter upon request by the Borrower or the Administrative Agent, if applicable.  In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender.  Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).  Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(e)   Each Lender (or Transferee) or Administrative Agent that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender or Administrative Agent is legally entitled to complete, execute and deliver such documentation and in such Lender’s or Administrative Agent’s judgment such completion, execution or submission would not materially prejudice the legal position of such Lender or Administrative Agent.

(f)   Each Lender and Administrative Agent that is a “United States person” as defined in Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender or Administrative Agent becomes a Lender or Administrative Agent under this Agreement (and from time to time thereafter promptly upon the expiration, obsolescence or invalidity of any previously delivered form or information or upon the request of the Borrower or the Administrative Agent) duly completed copies of U.S.

Internal Revenue Service Form W-9 or other forms or information establishing an exemption from U.S. backup withholding.

(g)  Without limiting the Borrower’s obligations under Section 4.10(a), if a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.10(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(h)  The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(i)   If any Lender or the Administrative Agent determines, in its sole discretion, that it has received a refund (including a credit in lieu of a refund) attributable to any Non-Excluded Taxes or Other Taxes paid by the Borrower or for which the Lender or the Administrative Agent has received payment from the Borrower hereunder, such Lender or the Administrative Agent, within 30 days of such receipt, shall deliver to the Borrower the amount of such refund without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or the Administrative Agent in the event that such Lender or the Administrative Agent is required to repay such refund to such Governmental Authority.  In addition, upon a written request by the Borrower, any Lender and the Administrative Agent shall timely execute and deliver to the Borrower such certificates, forms or other documents which can be reasonably furnished consistent with the facts to assist the Borrower in applying for refunds of Non-Excluded Taxes or Other Taxes remitted hereunder, unless to do so will unduly prejudice or cause undue hardship to such Lender or the Administrative Agent (as determined in the sole reasonable discretion of such Lender or the Administrative Agent).  This paragraph shall not be construed to require any Lender or the Administrative Agent to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

4.11.        Indemnity.  The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurocurrency Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement (including as a result of the revocation by the Borrower of a notice of prepayment pursuant to Section 4.1) or (c) the making of a prepayment of Eurocurrency Loans or the conversion of Eurocurrency Loans, in each case, on a day that is not the last day of an Interest Period with respect thereto.  Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market.  A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error.  This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.12.        Change of Lending Office.  Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.9, 4.10(a) or 4.10(b) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage; provided further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 4.9, 4.10(a) or 4.10(b).

4.13.        Replacement of Lenders.  The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 4.9, 4.10(a) or 4.10(b), (b) (i) does not elect to convert its Class B Revolving Commitment or Class B Revolving Loans or (ii) does not elect to convert its Tranche B-2 Term Loans, in each case, pursuant to a Conversion Offer made by the Borrower pursuant to Section 4.19(b), or (c) is a Defaulting Lender at the time, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) with respect to any replacement pursuant to clause (a) above, prior to any such replacement, such Lender shall have taken no action under Section 4.12 so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.9, 4.10(a) or 4.10(b), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 4.11 if any Eurocurrency Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, (x) if not already a Lender, shall be reasonably satisfactory to the Administrative Agent and (if the replaced Lender was a Revolving Lender) each Issuing Lender and (if the replaced Lender was a Dollar Revolving Lender) the Swingline Lender and (y) in the case of any replacement pursuant to clause (b) above, shall have agreed to convert the Class B Revolving Commitment, Class B

Revolving Loans or Tranche B-2 Term Loans to be assumed by it pursuant hereto into a Class A Revolving Commitment, Class A Revolving Loans, or Tranche B-1 Term Loans, as applicable, pursuant to Section 4.19(a) substantially currently with such replacement, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.6 (it being understood that with respect to any replacement pursuant to clause (a) or (c) above, such replaced Lenders have granted hereby to the Administrative Agent power of attorney to assign and delegate on their behalf pursuant to this Agreement), (viii) with respect to any replacement pursuant to clause (a) above, until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 4.9, 4.10(a) or 4.10(b), as the case may be, (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender and (x) any replacement pursuant to clause (b) above shall be effected within 30 days following the consummation of the applicable Conversion Offer.

4.14.        Evidence of Debt.  (a)   Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b)   The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 11.6, and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c)   The entries made in the Register and the accounts of each Lender maintained pursuant to Section 4.14(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(d)   The Borrower agrees that, upon the request by any Lender (through the Administrative Agent), the Borrower will prepare, execute and deliver to such Lender a promissory note of the Borrower payable to such Lender (or if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent, evidencing Loans made by such Lender.

4.15.        Illegality.  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurocurrency Loans, continue Eurocurrency Loans as such and convert Base Rate Loans to Eurocurrency Loans shall forthwith be canceled and (b) such Lender’s Loans then outstanding as Eurocurrency Loans, if any, shall be converted automatically to Base Rate Loans (or, in the case of Multicurrency Revolving Loans denominated in a Foreign Currency, be repaid) on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law.  If any such conversion of a Eurocurrency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

4.16.        Foreign Currency Exchange Rate.  (a)  No later than 1:00 P.M., London time, on each Calculation Date with respect to a Foreign Currency, the Administrative Agent shall determine the Exchange Rate as of such Calculation Date with respect to such Foreign Currency, provided that, upon receipt of a Borrowing Request pursuant to Section 3.2 for a borrowing of a Multicurrency Revolving Loan denominated in a Foreign Currency or a request for a Letter of Credit denominated in a Foreign Currency pursuant to Section 3.8, the Administrative Agent shall determine the Exchange Rate with respect to the relevant Foreign Currency in accordance with the foregoing (it being acknowledged and agreed that the Administrative Agent shall use such Exchange Rate for the purposes of determining compliance with Section 3.1(a) or 3.7(a), as applicable, with respect to such Borrowing Request or Application).  The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than Section 4.7, 11.18 or any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between Dollars and Foreign Currencies.

(b)   No later than 5:00 P.M., London time, on each Reset Date and each Borrowing Date with respect to Multicurrency Revolving Loans denominated in a Foreign Currency, the Administrative Agent shall determine the aggregate amount of the Dollar Equivalents of the principal amounts of the Multicurrency Revolving Loans denominated in a Foreign Currency then outstanding (after giving effect to any Multicurrency Revolving Loans denominated in a Foreign Currency to be made or repaid on such date and the aggregate amount of the L/C Obligations then outstanding).

(c)   The Administrative Agent shall promptly notify the Borrower of each determination of an Exchange Rate hereunder.

4.17.        Incremental Facilities.  The Borrower may at any time or from time to time after the Effective Date, by notice to the Administrative Agent, request one or more additional tranches of term loans (the “Incremental Term Loans”) (which may be additional Tranche B-1 Term Loans or term loans with terms different from the Tranche B-1 Term Loans (subject to the terms of this Section 4.17)) or request an increase in the commitments (which shall be Class A Revolving Commitments) under either or both of the Revolving Facilities (“Revolving Commitment Increases”, together with the Incremental Term Loans, the “Incremental Facilities”) or a combination thereof; provided that (a) upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and, at the time that any such Incremental Facility is established (and after giving effect thereto), no Default or Event of Default shall exist, (b) Holdings shall be in compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time, determined on a Pro Forma Basis and (c) substantially concurrently with the establishment of any Specified Incremental Term Loans and any Specified Revolving Commitment Increase, the Borrower shall prepay Tranche B-2 Term Loans in an aggregate principal amount equal to the aggregate principal amount of such Specified Incremental Term Loans, together with any interest accrued thereon or other amounts owing in respect thereof and terminate Class B Revolving Commitments under the applicable Revolving Facility in an aggregate amount equal to such Specified Revolving Commitment Increase and pay all accrued fees in connection therewith, as applicable.  The Incremental Facilities shall rank pari passu in right of payment and of security with the Revolving Loans and the Term Loans.  The Incremental Term Loans (i) shall not mature earlier than the Latest Maturity Date in effect at the time of the incurrence thereof (but may, subject to clause (ii) below, have amortization prior to such date), (ii) shall not have a weighted average life that is shorter than the remaining weighted average life of the Term Loans, and (iii) except as set forth above, shall be treated substantially the same as (and in any event no more favorably than) the Term Loans (in each case, including with respect to mandatory and voluntary prepayments and voting rights); provided that (x) the terms and conditions applicable to Incremental Term Loans maturing after the Latest Maturity Date in effect at the time of the incurrence thereof may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Latest Maturity Date in effect at the time of the incurrence thereof, (y) the Incremental Term Loans may be priced differently than the Term Loans; provided that if the Weighted Average Yield applicable to the Specified Incremental Term Loans exceeds by more than 0.50% per annum the applicable Weighted Average Yield payable pursuant to the terms of this agreement, as amended through the date of such calculation, with respect to the Tranche B-1 Term Loans, then the Applicable Margin then in effect for Tranche B-1 Term Loans shall automatically be increased to eliminate the amount of such excess in excess of 0.50% per annum, and (z) the Incremental Term Loans (other than the Specified Incremental Term Loans, which shall be denominated in Dollars) may be denominated in Dollars or a Foreign Currency.  Each notice shall set forth the requested amount and proposed terms of the relevant Incremental Facilities.  Notwithstanding anything to the contrary contained herein, the aggregate amount of the Incremental Facilities established hereunder on and after the Second Restatement Effective Date (other than the Specified Incremental Term Loans and Specified Revolving Commitment Increases), together with the aggregate principal amount of all Permitted Incremental Indebtedness, shall not exceed $200,000,000.  Each existing Term Lender shall be afforded the opportunity, but shall not be required, to provide a ratable share of any Incremental Term Loan (other than any Specified Incremental Term Loan made within 60 days following the Second Restatement Effective Date).  Each existing Revolving Lender under a Revolving Facility shall be afforded the opportunity, but shall not be required, to provide a ratable share of any Revolving Commitment Increase with respect to such Revolving Facility (other than any Specified Revolving Commitment Increase established within 60 days following the Second Restatement Effective Date).  The Borrower may also arrange for one or more Additional Lenders to extend commitments to provide such Incremental Facility.  Commitments in respect of Incremental Facilities shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent.  The Incremental Amendment may,

without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section, including, in the case of any Incremental Term Loans denominated in a Foreign Currency, amendments in order to reflect the denomination of such Loans in such Foreign Currency.  The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 6.2 (it being understood that all references to the date of “any extension of credit” in such Section 6.2 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree.  No Lender shall be obligated to provide any Incremental Facility, unless it so agrees.

4.18.        Refinancing Amendments.  The Borrower may at any time after the Second Restatement Effective Date, obtain from any Lender or any Additional Lender Credit Agreement Refinancing Indebtedness in respect of (a) all (but not less than all) of the Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Refinancing Term Loans) or (b) all (but not less than all) of the Revolving Loans (or unused Revolving Commitments) under this Agreement (which for purposes of this clause (b) will be deemed to include any then outstanding Refinancing Revolving Loans and Refinancing Revolving Commitments) in the form of (x) Refinancing Term Loans or Refinancing Term Commitments or (y) Refinancing Revolving Loans or Refinancing Revolving Commitments, respectively, in each case pursuant to a Refinancing Amendment; provided that (i) such Credit Agreement Refinancing Indebtedness shall rank pari passu in right of payment and of security with the other Loans and Commitments hereunder, (ii) such Credit Agreement Refinancing Indebtedness shall have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, (iii) except as set forth above or in the definition of Credit Agreement Refinancing Indebtedness, such Credit Agreement Refinancing Indebtedness shall be treated substantially the same as (and in any event no more favorably than) the Commitments and Loans refinanced thereby; provided that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness maturing after the Latest Maturity Date in effect at the time of the incurrence or establishment thereof may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Latest Maturity Date in effect at the time such Credit Agreement Refinancing Indebtedness is incurred or established.  The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 6.2 (it being understood that all references to the date of “any extension of credit” in such Section 6.2 shall be deemed to refer to the effective date of such Refinancing Amendment),  receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Second Restatement Effective Date under Section 7 of the Second Amendment and Restatement Agreement, and to such other conditions as the parties thereto shall agree.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment.  Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section.

4.19.        Conversion of Class B Revolving Commitments, Class B Revolving Loans and Tranche B-2 Term Loans.

(a)  The Borrower may, at any time prior to the Original Revolving Termination Date or the Original Term Loan Maturity Date, as applicable, by written notice to the Administrative Agent and subject to the consent of the applicable Lender, (i) elect to convert the Class B Revolving Commitment and Class B Revolving Loans of any Class B Revolving Lender under either Revolving Facility into a Class A Revolving Commitment and Class A Revolving Loans of like amount under such Revolving Facility; provided that for the avoidance of doubt, no such Class B Revolving Lender shall have any obligation to so convert its Class B Revolving Commitment and Class B Revolving Loan and (ii) elect to convert the Tranche B-2 Term Loans of any Tranche B-2 Term Lender into Tranche B-1 Term Loans of like principal amount; provided that for the avoidance of doubt, no such Tranche B-2 Term Lender shall have any obligation to so convert its Tranche B-2 Term Loans.  Any such notice of conversion delivered to the Administrative Agent shall specify (x) the Lender that is willing to so convert its Class B Revolving Commitment, Class B Revolving Loan or its Tranche B-2 Term Loans and the aggregate principal amount of Commitments or Loans to be converted and (y) the date on which such conversion is requested to become effective (which date shall be not less than seven Business Days nor more than 30 Business Days after the date of such notice unless otherwise agreed by the Borrower, the Administrative Agent and the applicable Lender).  The Borrower and the applicable Lender shall execute and deliver to the Administrative Agent any documentation reasonably requested by the Administrative Agent to evidence such conversion and such Lender’s Class A Revolving Commitment, Class A Revolving Loans and Tranche B-1 Term Loans, as applicable, and its status as a Class A Revolving Lender or a Tranche B-1 Term Lender hereunder, as applicable.

(b)  The Borrower may, on one or more occasions prior to the Original Revolving Termination Date or the Original Term Loan Maturity Date, as applicable, by written notice to the Administrative Agent, make one or more offers (each, a “Conversion Offer”) to (i) all Class B Revolving Lenders to convert their respective Class B Revolving Commitment and Class B Revolving Loans under each Revolving Facility into Class A Revolving Commitments and Class A Revolving Loans of like principal amount under such Revolving Facility; provided that, for the avoidance of doubt, no such Class B Revolving Lender shall have any obligation to so convert its Class B Revolving Commitment and Class B Revolving Loans and (ii) all Tranche B-2 Term Lenders to convert their respective Tranche B-2 Term Loans into Tranche B-1 Term Loans of like principal amount; provided that, for the avoidance of doubt, no such Tranche B-2 Term Lender shall have any obligation to so convert its Tranche B-2 Term Loans.  Any such Conversion Offer shall specify (x) the date on which such conversion is requested to become effective (which date shall be not less than seven Business Days nor more than 30 Business Days after the date of such Conversion Offer unless otherwise agreed by the Borrower, the Administrative Agent and each applicable Lender) and (y) the fees, if any, to be paid by the Borrower to converting Lenders in connection therewith.  The Borrower and the applicable Lenders shall execute and deliver to the Administrative Agent any documentation reasonably requested by the Administrative Agent to evidence such conversions and such Lenders’ respective Class A Revolving Commitments, Class A Revolving Loans and Tranche B-1 Term

Loans, as applicable, and their status as Class A Revolving Lenders or Tranche B-1 Term Lenders hereunder, as applicable.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby represent and warrant to each Agent and each Lender that:

5.1.          Financial Condition.  The audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at December 31, 2010, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from Deloitte & Touche LLP, present fairly the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended.  All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).  No Group Member has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph or delivered pursuant to Section 7.1 or disclosed in this Section 5.

5.2.          No Change.  Since December 31, 2010, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

5.3.          Corporate Existence; Compliance with Law.  Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4.          Power; Authorization; Enforceable Obligations.  Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder.  Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this

Agreement or any of the other Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 5.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 5.19.  Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto.  This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5.          No Legal Bar.  The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Group Member and will not result in, or require, the prepayment of any Indebtedness (other than as contemplated hereby) or the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).  No Requirement of Law or Contractual Obligation applicable to Holdings or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

5.6.          Litigation.  Except as described on Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings and the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

5.7.          No Default.  No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

5.8.          Ownership of Property; Liens.  Each Group Member has title in fee simple to, or a valid leasehold interest in, all its real property material to its business, and, to its knowledge, good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 8.3, and as set forth on Schedule B to each Title Policy.

5.9.          Intellectual Property.  Each Group Member owns, or is licensed to use, all material Intellectual Property necessary for the conduct of its business as currently conducted.  No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Holdings or the Borrower know of any valid basis for any such claim, except such claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  To the knowledge of Holdings and the Borrower, the use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect.

5.10.        Taxes.  Each Group Member has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority which have become due and payable (other than any taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member); no material tax Lien has been filed, and, to the knowledge of Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

5.11.        Federal Regulations.  No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board.  If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

5.12.        Labor Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:  (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of Holdings and the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

5.13.        ERISA.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:  (a) neither a Reportable Event nor a failure by any Plan to meet the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived, has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code; (b) no termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period that would result in a material liability; (c) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount in relation to the business of Holdings and the Subsidiaries; (d) neither Holdings, the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA; and (e) no such Multiemployer Plan is in Reorganization or Insolvent.

5.14.        Investment Company Act; Other Regulations.  No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.  No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

5.15.        Subsidiaries.  Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Second Restatement Effective Date, (a) Schedule 5.15(a) sets forth the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls or other similar rights, agreements or commitments (other than stock options or other equity granted to employees, directors or other persons and directors’ qualifying shares) of any nature relating to any Capital Stock of Holdings or any Subsidiary, except as created by the Loan Documents or, as of the Second Restatement Effective Date, except as disclosed on Schedule 5.15(b).

5.16.        [Reserved].

5.17.        Environmental Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)     the facilities and properties currently owned, leased or operated by any Group Member (the “Subject Properties”) and, to the knowledge of Holdings and the Borrower, the facilities and properties formerly owned, leased or operated by any Group Member do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any applicable Environmental Law;

(b)     no Group Member has received any written notice of, or is aware of, any violation, alleged violation or non-compliance, request for information, claim or demand liability or potential liability arising under or relating to any Environmental Laws involving any Group Member (the “Business”), nor does Holdings or the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c)     Materials of Environmental Concern have not been transported or disposed of from the Subject Properties in violation of, or in a manner or to a location that could reasonably be expected to give rise to liability under, any applicable Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Subject Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law;

(d)     no judicial proceeding or governmental or administrative action is pending or, to the knowledge of Holdings and the Borrower, threatened, under any Environmental Law nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law in either case, as to which any Group Member is or, to the knowledge of Holdings and the Borrower, will be named as a party;

(e)     there has been no release or threat of release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations of any Group Member in connection with the Subject Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under any applicable Environmental Laws;

(f)      the Subject Properties and all operations at the Subject Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no violation of any applicable Environmental Law with respect to the Subject Properties or the Business; and

(g)     no Group Member has assumed or retained any liability of any other Person under Environmental Laws.

5.18.        Accuracy of Information, etc.  No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the Effective Date), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading.  The projections contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of Holdings and the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.  There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

5.19.        Security Documents.  (a)   The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof.  In the case of the Pledged Stock evidenced by stock certificates and described in the Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock have been delivered to the Administrative Agent, together with proper endorsements executed in blank and such other action has been taken with respect to Pledged Stock of Foreign Subsidiaries as specified in the Guarantee and Collateral Agreement, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements specified on Schedule 5.19(a) have been filed in the offices specified on Schedule 5.19(a), the Lien created by the Guarantee and Collateral Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in all Collateral that can be perfected by possession or by the filing of Uniform Commercial Code financing statements and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8.3).

(b)   Each Mortgage is effective to create in favor of the Administrative Agent, for the benefit of the Lenders (as defined in the Guarantee and Collateral Agreement), a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 5.19(b), such Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person, subject to the exceptions set forth on Schedule B to the applicable Title Policy and the Liens permitted under Section 8.3.  Schedule 1.1(a) lists each parcel of real property in the United States owned in fee simple by any Group Member as of the Second Restatement Effective Date.

5.20.        Solvency.  Each Loan Party is, and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

5.21.        Senior Indebtedness.  The Obligations constitute “Guarantor Senior Debt” and “Designated Guarantor Senior Debt” of the Borrower under and as defined in each Senior Subordinated Securities Indenture.  The obligations of each Subsidiary Guarantor under the Guarantee and Collateral Agreement constitute “Guarantor Senior Debt” of such Subsidiary Guarantor under and as defined in each Senior Subordinated Securities Indenture.  The obligations of Holdings under the Guarantee and Collateral Agreement constitute “Senior Debt” and “Designated Senior Debt” of Holdings under and as defined in each Senior Subordinated Securities Indenture.

5.22.        Regulation H.  As of the Second Restatement Effective Date, except as specified on Schedule 5.22, no Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

5.23.        Material Contracts.  (a)   As of the Second Restatement Effective Date, (i) each Material Contract is in full force and effect and is a legal, valid and binding obligation of each party thereto enforceable in accordance with its terms and (ii) no Group Member is in default of any material provision of any Material Contract except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

(b)   To the best knowledge of Holdings and the Borrower, (i) there has been no default, breach or other violation of any Material Contract and (ii) no Governmental Authority has any basis for terminating any Material Contract other than customary termination provisions relating to convenience and other similar provisions, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

(c)   To the best knowledge of Holdings and the Borrower, no Governmental Authority has delivered notice of or otherwise demonstrated its intention to exercise its option to terminate a Material Contract on the basis of clause (b)(ii) above between itself and any of the Group Members, except for any such terminations that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d)   Schedule 5.23 sets forth each material contract between any Group Member and any Governmental Authority in effect on the Second Restatement Effective Date and which generated $10,000,000 or more of revenues during the fiscal year ended December 31, 2010.

5.24.        Insurance.  Schedule 5.24 sets forth a description of all material insurance maintained by or on behalf of the Group Members as of the Second Restatement Effective Date.  As of the Second Restatement Effective Date, all premiums due and payable in respect of such insurance have been paid.  Holdings and the Borrower reasonably believe that the insurance maintained by or on behalf of the Group Members is adequate.

SECTION 6.  CONDITIONS PRECEDENT

6.1.          [Reserved].

6.2.          Conditions to Each Extension of Credit.  The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit), and of the Issuing Bank to issue, increase, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions precedent:

(a)   Representations and Warranties.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be so true and correct in all material respects as of such earlier date.

(b)   No Default.  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and each issuance, increase, renewal or extension of a Letter of Credit for the account of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such borrowing, issuance, renewal, extension or increase that the conditions contained in this Section 6.2 have been satisfied.

SECTION 7.  AFFIRMATIVE COVENANTS

Each of Holdings and the Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or Agent hereunder, Holdings and the Borrower shall and shall cause each of their Subsidiaries to:

7.1.          Financial Statements.  Furnish to the Administrative Agent for distribution to each Lender:

(a)     as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing; and

(b)     as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP.  Any financial statements required to be delivered pursuant to this Section 7.1 and any financial statements or reports required to be delivered pursuant to clause (f) of Section 7.2 shall be deemed to have been furnished to the Administrative Agent on the date that (i) such financial statements or report (as applicable) is posted on the Securities and Exchange Commission’s website at www.sec.gov or the website for Holdings and (ii) the Administrative Agent has been provided written notice of such posting.

7.2.          Certificates; Other Information.  Furnish to the Administrative Agent for distribution to each Lender (or, in the case of clause (h), to the relevant Lender):

(a)     concurrently with the delivery of the financial statements referred to in Section 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

(b)     concurrently with the delivery of any financial statements pursuant to Section 7.1, (i) a certificate of a Responsible Officer of Holdings stating that, to the best of each such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining, on a consolidated basis, compliance by all Group Members with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of Holdings, as the case may be, and, if applicable, for determining the Applicable Margins;

(c)     as soon as available, and in any event no later than 45 days after the end of each fiscal year of Holdings, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of Holdings stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect in any material respect in light of the circumstances under which such estimates and assumptions were made;

(d)     if at any time Holdings is not required to file periodic reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, within 90 days after the end of each fiscal year of Holdings and within 45 days after the end of each other fiscal quarter of Holdings, a narrative discussion and analysis of the financial condition and results of operations of Holdings and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year;

(e)     no later than ten Business Days prior to the effectiveness thereof or such later date as the Administrative Agent may agree in its sole discretion, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any Senior Subordinated Securities Indenture;

(f)      within five days after the same are sent, copies of all financial statements and reports that Holdings sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports Holdings may make to, or file with, the SEC (it being understood that such financial statements or reports may be furnished as contemplated by the last sentence of Section 7.1);

(g)     if any Subsidiary organized under the laws of any jurisdiction within the United States becomes directly owned by a Foreign Subsidiary, prompt notice thereof, including whether such Subsidiary is to be treated as a Foreign Subsidiary in accordance with the definition of the term “Domestic Subsidiary”; and

(h)     promptly, such additional financial and other information as any Lender through the Administrative Agent may from time to time reasonably request.

7.3.          Payment of Obligations.  Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature (including, for the avoidance of doubt, any material tax obligations), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member.

7.4.          Maintenance of Existence; Compliance.  (a)  (i)  Preserve, renew and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 8.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.5.          Maintenance of Property; Insurance.  (a)   Keep all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

7.6.          Inspection of Property; Books and Records; Discussions.  (a)   Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during regular business hours upon reasonable notice and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with responsible officers of the Group Members and with their independent certified public accountants (provided that a Responsible Officer shall be afforded a reasonable opportunity to be present during such discussion with any independent certified public accountant); provided that, so long as no Default or Event of Default has occurred and is continuing, such visits, inspections and examinations by any such Lender shall be coordinated through the Administrative Agent and shall not exceed two visits each year.

7.7.          Notices.  Promptly give notice to the Administrative Agent and each Lender of:

(a)     the occurrence of any Default or Event of Default;

(b)     any (i) default or event of default under any Contractual Obligation of any Group Member of which any Group Member has knowledge or notice or (ii) litigation,

request for information, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority of which any Group Member has knowledge or notice, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c)     any litigation or proceeding affecting any Group Member of which any Group Member has knowledge or notice (i) in which the amount involved is $20,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document;

(d)     the following events, as soon as possible and in any event within 30 days after Holdings or the Borrower knows thereof:  (i) the occurrence of any Reportable Event with respect to any Single Employer Plan or a Multiemployer Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, in each case, if Holdings or the Borrower would reasonably be expected to incur any material liabilities as a result of such event or (ii) the institution of proceedings or the taking of any other action by the PBGC or Holdings or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan if Holdings or the Borrower could reasonably be expected to incur any material liabilities as a result of any such event; and

(e)     any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings or the relevant Subsidiary proposes to take with respect thereto.  Delivery to and acceptance by the Administrative Agent of a notice of any event pursuant to this Section 7.7 in form and substance appropriate for posting on Intralinks (or a similar website or information platform) shall be deemed to satisfy the obligations of the Borrower to provide notice of such event to the Lenders under this Section 7.7.

7.8.          Environmental Laws.  (a)   Comply in all material respects with, and use reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and to obtain and comply in all material respects with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b)   Conduct and complete all investigations, studies, sampling and testing, and all response, monitoring, remedial, removal and other actions required under applicable Environmental Laws and promptly comply in all respects with all orders and directives of all Governmental Authorities regarding Environmental Laws; provided, however, that Holdings and the Borrower shall not be deemed in violation of this clause (b) if it promptly challenges any such order or directive of any Governmental Authorities in a manner consistent with Environmental Laws and pursues such challenge or challenges diligently and the pendency of such challenges, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(c)   Generate, use, treat, store, release, dispose of, and otherwise manage Materials of Environmental Concern in a manner that would not reasonably be expected to result in a material liability to, or to materially affect any real property owned, leased or operated by, any Group Member; and take reasonable efforts to prevent any other person from generating, using, treating, storing, releasing, disposing of, or otherwise managing Hazardous Materials in a manner that could reasonably be expected to result in a material liability to, or materially affect any real property owned or operated by, any Group Member or any offsite location to which any Group Member sent Materials of Environmental Concern for disposal or treatment.

7.9.          Additional Collateral, etc.  (a)   With respect to any property acquired after the Effective Date by Holdings, the Borrower or any other Guarantor (other than (x) any property described in paragraph (b), (c), (d) or (e) below, (y) any property subject to a Lien expressly permitted by Section 8.3(m) or 8.3(p) and (z) any property expressly excluded from the granting clause in Section 3 of the Guarantee and Collateral Agreement) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent reasonably deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) in accordance with the terms of the Guarantee and Collateral Agreement, take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest (subject to Liens permitted (and of the priority permitted) under Section 8.3) in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Administrative Agent.

(b)  With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Effective Date by the Borrower, Holdings or any other Guarantor (other than any such real property subject to a Lien expressly permitted by Section 8.3(m)), including any such real property owned by a new Subsidiary at the time it becomes subject to the requirements of Section 7.9(c) below, promptly (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(c)  With respect to any new Subsidiary (other than a Foreign Subsidiary or a non-Wholly Owned Subsidiary) created or acquired after the Effective Date (which, for the purposes of this paragraph (c), shall include (A) any existing Subsidiary that ceases to be a Foreign Subsidiary, (B) any non-Wholly Owned Subsidiary that becomes a Wholly Owned Subsidiary and (C) any Foreign Subsidiary or non-Wholly Owned Subsidiary that provides a guarantee of any Indebtedness (other than the Loans) of the Borrower, Holdings or any other Guarantor that is a Domestic Subsidiary if the aggregate principal amount of all such Indebtedness of the Borrower, Holdings and other Guarantors guaranteed by such Subsidiary exceeds $5,000,000), promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest (subject to non-consensual Liens permitted under Section 8.3) in the Capital Stock of such new Subsidiary that is owned by the Borrower, Holdings or any other Guarantor, (ii) deliver to the Administrative Agent the certificates (if any) representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Group Member or take such other action with respect to Pledged Stock of Foreign Subsidiaries (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such Foreign Subsidiary be required to be so pledged) necessary to perfect the first priority security interest (subject to non-consensual Liens permitted under Section 8.3) of the Administrative Agent in such Pledged Stock, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement, (B) in accordance with the terms of the Guarantee and Collateral Agreement, to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest (subject to Liens permitted (and with the priority permitted) under Section 8.3) in the Collateral described in the Guarantee and Collateral Agreement owned by such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C-2, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(d)  With respect to any Domestic Subsidiary that does not become a Subsidiary Guarantor pursuant to Section 7.9(c), promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest (subject to non-consensual Liens permitted under Section 8.3) in the Capital Stock of such Subsidiary that is owned by the Borrower or any Guarantor, (ii) deliver to the Administrative Agent the certificates (if any) representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Group Member, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(e)   With respect to any Foreign Subsidiary, promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest (subject to non-consensual Liens permitted under Section 8.3) in the Capital Stock of such Subsidiary that is directly owned by the Borrower or any Guarantor (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates (if any) representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or relevant Guarantor, or take, in accordance with the terms of the Guarantee and Collateral Agreement, such other action with respect to Pledged Stock of Foreign Subsidiaries necessary to perfect the first priority security interest (subject to non-consensual Liens permitted under Section 8.3) of the Administrative Agent in such Pledged Stock, as the case may be, and take such other action as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(f)   With respect to any Intellectual Property, acquired by the Borrower or any Guarantor that is not identified on the Perfection Certificate delivered on the Second Restatement Effective Date, promptly (i) notify the Administrative Agent of such Intellectual Property, (ii) in accordance with the terms of the Guarantee and Collateral Agreement, execute and deliver to the Administrative Agent such amendments or supplements to the Guarantee and Collateral Agreement or such other documents as shall be necessary or as the Administrative Agent reasonably requests to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such Intellectual Property and (iii) in accordance with the terms of the Guarantee and Collateral Agreement, take all actions necessary or reasonably requested by the Administrative Agent to perfect a first priority security interest in such Intellectual Property (subject to Liens permitted (and with the priority permitted) under Section 8.3).

7.10.        Further Assurances.  From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Guarantor which may be deemed to be part of the Collateral) pursuant hereto or thereto.  Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, Holdings and the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lenders may be required to obtain from any Group Member for such governmental consent, approval, recording, qualification or authorization.

7.11.        Use of Proceeds.  Use the proceeds of the Term Loans to effectuate the Existing Credit Agreement Repayment, to pay fees and expenses related to the Transactions and for general corporate purposes, including repurchases of the Capital Stock of Holdings permitted pursuant to Section 8.6(b).  Use the proceeds of the Revolving Facilities to effectuate the Existing Credit Agreement Repayment and for general corporate purposes, including Permitted Acquisitions.  Use the Letters of Credit to support obligations incurred by Holdings and its Subsidiaries for general corporate purposes.

7.12.        [Intentionally Omitted.]

7.13.        [Intentionally Omitted.]

SECTION 8.  NEGATIVE COVENANTS

Each of Holdings and the Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or Agent hereunder, each of Holdings and the Borrower shall not, and shall not permit any of their Subsidiaries to, directly or indirectly:

8.1.          Financial Condition Covenants.

(a)  Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the last day of any fiscal quarter of Holdings to exceed the ratio set forth below with respect to such fiscal quarter or with respect to the period during which such fiscal quarter ends:

Fiscal Quarter Ending	Ratio

Second Restatement Effective Date through December 31, 2013	5.75 to 1.00

January 1, 2014 through December 31, 2014	5.50 to 1.00

January 1, 2015 and thereafter	5.25 to 1.00

(b)  [Intentionally Omitted.]

(c)  Consolidated Senior Debt Ratio.  Permit the Consolidated Senior Debt Ratio as at the last day of any fiscal quarter of Holdings to exceed 2.75 to 1.00.

(d)  Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings to be less than 2.25 to 1.00.

8.2.          Indebtedness.  Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a)     Indebtedness of any Loan Party pursuant to any Loan Document;

(b)     Indebtedness (i) of Holdings to any Subsidiary, (ii) of the Borrower or any Subsidiary Guarantor to Holdings or any other Subsidiary, (iii) of any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary and (iv) subject to Section 8.8(j), of any Non-Guarantor Subsidiary to the Borrower or any Guarantor;

(c)     Guarantee Obligations incurred in the ordinary course of business by Holdings or any of its Subsidiaries of obligations of any Loan Party and, subject to Section 8.8(j), of any Non-Guarantor Subsidiary, and Guarantee Obligations incurred by Holdings or any of its Subsidiaries in respect of or constituting Italian Concession Obligations described in clause (a) or (b) of the definition thereof;

(d)     Indebtedness outstanding on the Second Restatement Effective Date and listed on Schedule 8.2(d) and any refinancings, refundings, renewals or extensions thereof (without increasing the principal amount thereof (other than in an amount not to exceed the amount of any accrued and unpaid interest thereon and any premiums, fees and expenses payable with respect thereto), shortening the maturity thereof or decreasing the weighted average life thereof);

(e)     Indebtedness of Holdings or any Subsidiary incurred to finance the acquisition, construction or improvement by it of any fixed or capital assets in the ordinary course of business, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause 8.2(e) shall not exceed $75,000,000 at any time outstanding;

(f)      (i) (x) Indebtedness of the Borrower in respect of the 2009 Senior Subordinated Notes in an aggregate principal amount not to exceed the principal amount thereof outstanding on the Second Restatement Effective Date and (y) Indebtedness of Holdings in respect of the 2010 Senior Subordinated Notes in an aggregate principal amount not to exceed the principal amount thereof outstanding on the Second Restatement Effective Date and (ii) Guarantee Obligations of the Borrower or any Subsidiary Guarantor in respect of such Indebtedness; provided that such Guarantee

Obligations are subordinated to the same extent as the obligations of the Borrower or Holdings, as applicable, in respect of the related Senior Subordinated Securities;

(g)     additional Indebtedness of the Borrower or any of the Guarantors in an aggregate principal amount (for the Borrower and all Guarantors) not to exceed $75,000,000 at any one time outstanding;

(h)     additional Indebtedness of Non-Guarantor Subsidiaries in an aggregate principal amount (for all such Subsidiaries) not to exceed $250,000,000 at any one time outstanding, provided that, any such Indebtedness that is recourse to (including pursuant to any Guarantee Obligations of) any Loan Party shall be counted against the limit imposed by the first proviso to clause (j) of Section 8.8; provided further that unless (i) the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, determined after giving effect to the incurrence of such Indebtedness, is less than 3.00:1.00 or (ii) none of the Applicable Senior Debt is then outstanding, within 60 days of the incurrence of any such Indebtedness in excess of $100,000,000, an amount equal to 100% of the Net Cash Proceeds thereof (or, if the Consolidated Leverage Ratio referred to in clause (i) above, determined after giving effect to the incurrence of such Indebtedness and the prepayment of an amount equal to less than 100% of such Net Cash Proceeds would be less than 3.00:1.00, such lesser amount) shall be applied toward the prepayment of Term Loans as set forth in Section 4.2(d) or, if all Term Loans have been repaid, toward the prepayment of any other outstanding senior secured Indebtedness (other than Revolving Loans) of any Group Member that ranks pari passu in right of payment with the Loans (such Indebtedness, together with the Term Loans, the “Applicable Senior Debt”);

(i)      Indebtedness consisting of indemnities relating to surety bonds issued in the ordinary course of business;

(j)      unsecured obligations pursuant to “earnout” provisions in respect of the Global Draw Acquisition, the Racing Venue Acquisition, the Games Media Acquisition and Permitted Acquisitions;

(k)     [Reserved];

(l)      Permitted Additional Subordinated Debt;

(m)    Permitted Additional Senior Indebtedness;

(n)     (i) Indebtedness of any Person that becomes a Subsidiary pursuant to a Permitted Acquisition after the Effective Date, provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary, provided further that (A) such Indebtedness shall not be guaranteed by a guarantor that is not a guarantor of such Indebtedness immediately prior to such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (n) shall not exceed

$50,000,000 at any time outstanding and (ii) any refinancings, refundings, renewals or extensions of such Indebtedness (without increasing the principal amount thereof (other than in an amount not to exceed the amount of any accrued and unpaid interest thereon and any premiums, fees and expenses payable with respect thereto), shortening the maturity thereof or decreasing the weighted average life thereof);

(o)     (i) Indebtedness of the Borrower in respect of the 2008 Senior Subordinated Notes in an aggregate principal amount not to exceed the principal amount thereof originally issued and (ii) Guarantee Obligations of any Guarantor in respect of such Indebtedness; provided that such Guarantee Obligations are subordinated to the same extent as the obligations of the Borrower in respect of the related Senior Subordinated Securities;

(p)     [Reserved];

(q)     Indebtedness of Holdings or any Subsidiary of Holdings incurred (and the proceeds of which are actually used) to fund Investments pursuant to, or to finance the operations of the businesses provided for in, Section 8.8(x) in an aggregate principal amount not to exceed $55,000,000 at any one time outstanding;

(r)      Indebtedness of Holdings or any of its Subsidiaries in the form of amounts payable to vendors (with payment terms providing for payment on a date one year or more after the date of purchase) for the purchase of assets from such vendors in the ordinary course of business in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding;

(s)     Indebtedness of Holdings or any of its Subsidiaries in the form of rental payments or asset management fees paid to any Playtech Joint Venture pursuant to Section 10.3.5 of the U.K. Terminal Agreement or any provision in any other Playtech Agreement providing for the payment of similarly structured asset management fees or rental payments to any Playtech Joint Venture;

(t)      Credit Agreement Refinancing Indebtedness;

(u)     Permitted Incremental Indebtedness; and

(v)     Indebtedness arising out of sale and leaseback transactions permitted under Section 8.11 in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding.

8.3.          Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for:

(a)     Liens for taxes, assessments, governmental charges or claims not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of Holdings or its Subsidiaries, as the case may be, in conformity with GAAP;

(b)     carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, statutory bank liens, rights of set-off or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c)     pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation and letters of credit issued in lieu of such deposits in the ordinary course of business;

(d)     deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e)     easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Holdings or any of its Subsidiaries;

(f)      attachment or judgment Liens not constituting an Event of Default under Section 9; provided that such Lien is released within 60 days after any Responsible Officer of the Borrower obtains knowledge of the entry thereof;

(g)     Liens in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; provided that such Liens do not encumber any property other than the goods subject to such customs duties;

(h)     zoning or similar laws or rights reserved to or vested in any Governmental Authority to control or regulate the use of any real property;

(i)      Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Holdings and its Subsidiaries;

(j)      licenses of Intellectual Property granted by Holdings or any of its Subsidiaries which do not interfere in any material respect with the ordinary conduct of the business of Holdings or such Subsidiary;

(k)     Liens securing Indebtedness of any Non-Guarantor Subsidiary permitted by Section 8.2(b)(iii) and Section 8.2(h), to the extent such Lien does not at any time encumber any property other than the property of such Non-Guarantor Subsidiary and of any of its Subsidiaries that are Non-Guarantor Subsidiaries;

(l)      Liens in existence on the Second Restatement Effective Date listed on Schedule 8.3(l), securing Indebtedness permitted by Section 8.2(d); provided that no such

Lien is spread to cover any additional property after the Second Restatement Effective Date and that the amount of Indebtedness secured thereby is not increased;

(m)    Liens on fixed or capital assets acquired, constructed or improved by Holdings or any Subsidiary in the ordinary course of business; provided that (i) such security interests secure Indebtedness permitted by Section 8.2(e), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (iii) such security interests shall not apply to any other property or assets of Holdings or any Subsidiary;

(n)     Liens created pursuant to the Security Documents;

(o)     any interest or title of a lessor under any lease entered into by Holdings or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

(p)     Liens securing Indebtedness of the Borrower or any Guarantors incurred pursuant to Section 8.2(g) so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to Holdings and all Subsidiaries) $35,000,000 at any one time;

(q)     Liens in favor of surety bond providers securing performance and indemnity obligations of the Group Members to such providers in connection with surety bonds issued in the ordinary course of business to support performance obligations (not including Indebtedness) of such Group Members under contracts entered into in the ordinary course of business (any such surety bond, a “Secured Surety Bond”); provided that (i) to the extent that any such Lien becomes perfected on a first priority basis, Holdings or any of its Subsidiaries shall cause, within 75 days after the date that is the earlier of (A) the date that Holdings or any of its Subsidiaries becomes aware of a default under a contract in respect of which a Secured Surety Bond has been issued or (B) the date that Holdings or any of its Subsidiaries becomes aware that such Lien has become so perfected, either (x) such Lien to be released or terminated or (y) such Lien to be junior to the Liens created pursuant to the Security Documents on terms and conditions reasonably satisfactory to the Administrative Agent and (ii) the terms of any such Lien shall provide, at the time provision is made for the granting of such Lien, that such Lien shall only become effective upon the occurrence of a default in respect of the related contract for which a Secured Surety Bond has been issued or a bankruptcy or similar event with respect to the relevant Group Members;

(r)      any Lien existing on any property or asset prior to the acquisition thereof by Holdings or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Effective Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of Holdings or any Subsidiary, (iii)

such Lien does not secure Indebtedness (other than Indebtedness permitted in Section 8.2 (n)) and (iv) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be (and, in the case of any such Liens securing Indebtedness permitted by Section 8.2(n), any refinancings, refundings, renewals or extensions thereof (without increasing the principal amount thereof (other than in an amount not to exceed the amount of any accrued and unpaid interest thereon and any premiums, fees and expenses payable with respect thereto), shortening the maturity thereof or decreasing the weighted average life thereof) permitted by such Section 8.2(n));

(s)     Liens in favor of the holders of any Permitted Additional Senior Indebtedness, Senior Subordinated Securities, Credit Agreement Refinancing Indebtedness or Permitted Incremental Indebtedness (or any trustee or agent therefor) on funds deposited pursuant to any arrangement for defeasance or segregation of funds for the payment of such Indebtedness in compliance with Section 8.9(a), which defeasance or payment is permitted under Section 8.9 at the time of the granting of such Lien;

(t)      Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to Holdings and all Subsidiaries) $25,000,000 at any one time;

(u)     rights of any vendor to repurchase, at a discount to the original purchase price, assets sold by such vendor resulting in Indebtedness permitted by Section 8.2(r); provided that any such repurchase right (i) may be exercised only if there is a default in payment of such Indebtedness and (ii) shall be expressly (in writing) junior to any Liens on such assets created pursuant to the Security Documents;

(v)     subject to the terms of the First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement, as applicable, Liens securing Permitted First Priority Additional Debt or Permitted Second Priority Additional Debt that, in either case, is Credit Agreement Refinancing Indebtedness or Permitted Incremental Indebtedness permitted pursuant to Section 8.2(t) and (u), respectively; and

(w)    Liens on assets disposed of pursuant to Section 8.5(t), so long as such Liens attach only to the property sold and leased pursuant to such transactions and any accessions thereto and proceeds thereof.

8.4.          Fundamental Changes.  Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a)     any Subsidiary (other than the Borrower) of Holdings or the Borrower may be merged or consolidated with or into Holdings or the Borrower (provided that Holdings or the Borrower, as applicable,  shall be the continuing or surviving Person) or with or into any Subsidiary Guarantor (provided that a Subsidiary Guarantor shall be the continuing or surviving corporation) or, subject to Section 8.8(j), with or into any Non-

Guarantor Subsidiary; notwithstanding the foregoing, any Non-Guarantor Subsidiary may be merged or consolidated with another Non-Guarantor Subsidiary without limitation;

(b)     any Subsidiary of Holdings (other than the Borrower) may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) (i) to the Borrower or any Guarantor or, subject to Section 8.8(j), any Non-Guarantor Subsidiary or (ii) pursuant to Dispositions permitted by clause (e) of Section 8.5; notwithstanding the foregoing, any Non-Guarantor Subsidiary may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to another Non-Guarantor Subsidiary without limitation;

(c)     any Subsidiary (other than the Borrower) may liquidate, wind up or dissolve after the Disposition of all of its assets as set forth in Section 8.4(b);

(d)     Holdings may liquidate, wind up or dissolve the Peru Investments; and

(e)     any Subsidiary of Holdings (other than the Borrower) may be merged or consolidated with another Person in order to effect an Investment permitted by clause (k), (l) or (n) of Section 8.8.

8.5.          Disposition of Property.  Dispose of any of its Property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a)     Dispositions of obsolete or worn out Property in the ordinary course of business;

(b)     Dispositions of inventory in the ordinary course of business;

(c)     Dispositions described in Section 8.4(b);

(d)     the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Guarantor;

(e)     (i) Dispositions of other Property (other than any Disposition of less than all of the Capital Stock of any Subsidiary then owned by the Group Members or any Disposition that results in the Borrower ceasing to be a Wholly Owned Subsidiary of Holdings) or (ii) Dispositions of minority interests in joint ventures or of any Non-Guarantor Subsidiary, having a fair market value (in the aggregate, for all Dispositions pursuant to clauses (i) and (ii)) not to exceed $200,000,000 in the aggregate for all such Dispositions during the period commencing on the Second Restatement Effective Date through the term of this Agreement, provided that (A) the consideration received in any such Disposition shall be in an amount at least equal to the fair market value of such Property, (B) at least 75% of the consideration received in any such Disposition shall be in cash, provided that (1) the amount of such consideration required to be paid in cash may be reduced to 50% so long as the remaining portion of such consideration is comprised of debt or equity securities of the acquiring Person or an Affiliate thereof and (2) the amount of consideration received for Dispositions of Property having a fair market value not to exceed $25,000,000 in the aggregate for all such Dispositions during the period commencing on the Second Restatement Effective Date through the term of this Agreement shall not be subject to this clause (B) or considered for purposes of determining compliance with any portion of this clause (B), (C) the Net Cash Proceeds of any such Dispositions shall be applied to prepay Term Loans to the extent required pursuant to Section 4.2(c) and (D) the amount of consideration received in a Disposition of the Capital Stock of (x) Sciplay by the Borrower (or an Affiliate thereof) to a Playtech Entity pursuant to and as contemplated by the U.S. Internet Gaming Joint Venture Agreement, as in effect on the date hereof, upon the occurrence of certain termination events as set forth therein, (y) Sciplay International by Scientific Games Global Gaming S.à r.l. (or an Affiliate thereof) to a Playtech Entity pursuant to and as contemplated by the International Internet Gaming Joint Venture Agreement, as in effect on the date hereof, upon the occurrence of certain termination events as set forth therein or (z) any other Playtech Joint Venture by the Borrower (or an Affiliate thereof) to a Playtech Entity pursuant to and as contemplated by any Playtech Agreement with respect to such other Playtech Joint Venture upon the occurrence of certain termination events as set forth therein (1) shall be excluded for purposes of determining compliance with the limit on the aggregate fair market value of Dispositions permitted pursuant to this paragraph (e) and (2) shall not be required to comply with clause (A) above to the extent that the amount of such consideration is determined pursuant to Section 6.3(c)(i)(A) of the U.S. Internet Gaming Joint Venture Agreement or Section 6.3(c)(i)(A) of the International Internet Gaming Joint Venture Agreement, or any other provision of any Playtech Agreement with terms substantially similar to those set forth in the provisions of the Internet J.V. Agreements referred to in this clause (2) (including, but not limited to, with respect to the termination events in respect of which such provisions are applicable and the extent to which such consideration may be less than the fair market value of such Capital Stock), respectively; provided further that the fair market value of Capital Stock Disposed of pursuant to clause (z) above shall not exceed $25,000,000 in the aggregate;

(f)      the sale or issuance of any Non-Guarantor Subsidiary’s Capital Stock to any other Non-Guarantor Subsidiary in compliance with any other applicable requirements of this Agreement (including, to the extent applicable, Sections 8.8 and 8.10);

(g)     Dispositions of the Peru Investments;

(h)     leases or sub-leases entered into, as lessor, in the ordinary course of business, to the extent they do not materially interfere with the business of Holdings, the Borrower or any Subsidiary;

(i)      the sale, liquidation or other Disposition of Cash Equivalents in the ordinary course of business for consideration consisting of cash or Cash Equivalents;

(j)      Dispositions of Property (other than Capital Stock of the Borrower) pursuant to an Investment permitted by clause (i) of Section 8.8;

(k)     Dispositions of Property (other than Capital Stock of the Borrower or of any Subsidiary Guarantor or Domestic Subsidiary) pursuant to an Investment permitted by clause (j) or (v) of Section 8.8, valued at the fair market value of the Property so disposed of;

(l)      Dispositions of any interest held by Holdings, the Borrower or any Subsidiary in any Italian Concession Vehicle to another Italian Concession Vehicle in which Holdings, the Borrower or any Subsidiary has (or, following such transfer, will have) an interest at least equal to such interest being transferred;

(m)    Dispositions of Property (other than (i) Capital Stock of the Borrower and (ii) less than all the Capital Stock owned by the Group Members of any other Subsidiary that is a Subsidiary Guarantor or Domestic Subsidiary or that is owned directly by a Loan Party) pursuant to an Investment permitted by clause (k), (l), (n), (t) or (x) of Section 8.8, valued at the fair market value of the Property so disposed of; provided that the aggregate fair market value of all Property Disposed of pursuant to this clause (m) shall not exceed $125,000,000 during the period commencing on the Second Restatement Effective Date through the term of this Agreement; provided that such aggregate fair market value may exceed $125,000,000 by an amount equal to the amount then available for Dispositions pursuant to clause (e) of this Section 8.5, which availability under such clause (e) shall be reduced by an amount equal to the fair market value of the Property Disposed of pursuant to this proviso;

(n)     Dispositions described in Section 8.3(u);

(o)     the Racing Business Disposition;

(p)     the sale of any or all of the Capital Stock and/or the issuance of additional Capital Stock (other than Disqualified Stock) of any Non-Guarantor Subsidiary then owned by any Group Member to any Person, provided that (i) the consideration received in any such sale or issuance shall be in an amount at least equal to the fair market value of such Capital Stock at the time of such sale or issuance, (ii) 100% of the consideration received in any such sale or issuance shall be in cash, and (iii) unless none of the Applicable Senior Debt is then outstanding, within 60 days following any such sale or issuance, (A) an amount equal to the lesser of (x) such Net Cash Proceeds and (y) such amount that causes the Consolidated Leverage Ratio as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, determined after giving effect to such sale or issuance and the prepayment required by this Section 8.5(p), to be less than 4.00:1.00 but greater than or equal to 3.00:1.00 and (B) if any Net Cash Proceeds remain after giving effect to the prepayment contemplated by clause (A) above, an amount equal to the lesser of (x) 75% of such Net Cash Proceeds and (y) such amount that causes the Consolidated Leverage Ratio as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, determined after giving effect to such sale or issuance and the prepayment required by this Section 8.5(p), to be less than 3.00:1.00, shall be applied toward the prepayment of Term Loans as set forth in Section 4.2(d) or, if all Term Loans have been repaid, toward the prepayment of any other outstanding senior secured Indebtedness (other than Revolving Loans) of any Group Member that ranks pari passu in right of payment with the Loans; provided that notwithstanding the foregoing, no prepayment shall be required to be made pursuant to this Section 8.5(p) if the Consolidated Leverage Ratio as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, determined prior to giving effect to any contemplated prepayment required by this Section 8.5(p) but after giving effect to such sale or issuance, is less than 3.00:1.00;

(q)     Dispositions pursuant to the terms of any intellectual property license agreement entered into in the ordinary course of business requiring Holdings or any Subsidiary of Holdings to assign back to any licensor under any such license agreement any interest Holdings or such Subsidiary may acquire from time to time in the intellectual property subject to such license agreement;

(r)      Dispositions of interests held by Holdings, the Borrower or any Subsidiary in any Person (other than any Wholly Owned Subsidiary of Holdings) that as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, accounted for less than $20,000,000 of Consolidated EBITDA for the period of four fiscal quarters then ended and with respect to which a Compliance Event has occurred and is continuing; provided that (i) the consideration received in any such Disposition shall be in an amount at least equal to the fair market value of such interests, (ii) 100% of the consideration received in such Disposition shall be in cash and (iii) 100% the Net Cash Proceeds shall be applied toward the prepayment of Term Loans as set forth in Section 4.2(d) or, if all Term Loans have been repaid, toward the prepayment of any other outstanding senior secured Indebtedness (other than Revolving Loans) of any Group Member that ranks pari passu in right of payment with the Loans;

(s)     Dispositions by Holdings, the Borrower or any Subsidiary of the Capital Stock of Sportech Plc; provided that (i) the consideration received in any such Disposition shall be in an amount at least equal to the fair market value of such Capital Stock, (ii) 100% of the consideration received in such Disposition shall be in cash and (iii) 100% the Net Cash Proceeds shall be applied toward the prepayment of Term Loans to the extent required by Section 4.2(c); and

(t)      Dispositions of Property pursuant to sale and leaseback transactions permitted by Section 8.11 having an aggregate fair market value not to exceed $50,000,000; and

(u)     licenses of Intellectual Property granted by Holdings or any of its Subsidiaries in the ordinary course of business that do not interfere in any material respect with the ordinary conduct of the business of Holdings or such Subsidiary.

8.6.          Restricted Payments.  Declare or make any Restricted Payment, except that:

(a)     any Subsidiary (including the Borrower) may make Restricted Payments to the Borrower or any Guarantor;

(b)     Holdings may repurchase (x) shares of its Capital Stock to the extent that such repurchase is deemed to occur upon the exercise of stock options to acquire Holdings’s common stock or similar arrangements to acquire common stock; provided that such repurchased Capital Stock represent a portion of the exercise price thereof and provided, further, that no cash is expended (or obligation to expend cash, other than with respect to related withholding taxes, is incurred) by Holdings or any of its Subsidiaries pursuant to this clause (x), (y) shares of Holdings’s Capital Stock held by directors, executive officers, members of management or employees of Holdings or any of its Subsidiaries upon the death, disability, retirement or termination of employment of such directors, executive officers, members of management or employees, so long as (1) immediately prior to and after giving effect to such repurchase, no Default or Event of Default shall have occurred or is continuing and (2) the aggregate amount of cash expended by Holdings pursuant to this clause (y) does not exceed $5,000,000 in any fiscal year of Holdings and (z) shares of Holdings’s or any of its Subsidiary’s Capital Stock, so long as (1) immediately prior to, and after giving effect to such repurchase, no Default or Event of Default shall have occurred or is continuing, (2) Holdings is in compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time, determined on a Pro Forma Basis, (3) at the time of the repurchase (and after giving effect thereto), there shall be remaining at least $15,000,000 of Available Revolving Commitments and (4) the aggregate amount expended for repurchases pursuant to this clause (z) (taking into account amounts to be treated as repurchases pursuant to this clause as provided in Sections 8.8(x) and 8.9(a)(i)(5)) shall not exceed an amount equal to the sum of (i) $200,000,000 in the aggregate during the period commencing on the Second Restatement Effective Date through the term of this Agreement, plus (ii) the then unused Permitted Expenditure Amount at the time of the relevant repurchase; provided that, if any repurchase is to be made pursuant to this clause (z), such repurchase shall not be permitted based on sub-clause (ii) above (the Permitted Expenditure Amount) unless the Consolidated Senior Debt Ratio on a Pro Forma Basis would be at least 0.25 below the level required by Section 8.1(c) as of the end of such fiscal quarter;

(c)     Holdings may make Restricted Payments pursuant to and in accordance with the Hedge Agreements permitted by clause (d) of Section 8.16; provided that, with respect to the Hedge Agreements permitted by clause (d) of Section 8.16, the aggregate amount of all such Restricted Payments minus cash received from counterparties to such Hedge Agreements upon entering into such Hedge Agreements shall not exceed $40,000,000 during the period commencing on the Second Restatement Effective Date through the term of this Agreement;

(d)     any Subsidiary may make Restricted Payments ratably with respect to its Capital Stock; and

(e)     Holdings may make dividend payments payable solely in its Capital Stock (other than Disqualified Stock).

8.7.          Payment Blockage Notice.  Give any notice to block or prohibit payments in respect of any Senior Subordinated Securities pursuant to the subordination provisions thereof, except with the prior written consent of the Required Lenders.

8.8.          Investments.  Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a)     extensions of trade credit in the ordinary course of business;

(b)     Investments in Cash Equivalents;

(c)     Guarantee Obligations permitted by Section 8.2;

(d)     loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for all Group Members not to exceed $2,000,000 at any one time outstanding;

(e)     Investments consisting of Capital Expenditures otherwise permitted by this Agreement;

(f)      Investments outstanding on the Second Restatement Effective Date and listed on Schedule 8.8(f);

(g)     Investments consisting of non-cash consideration received by Holdings and its Subsidiaries in connection with any Disposition of assets permitted under Section 8.5(e) in an aggregate amount not to exceed $100,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs thereof);

(h)     Investments in assets useful in the business of Holdings and its Subsidiaries (of the type described in the definition of the term Reinvestment Notice) made by Holdings or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount, subject to the limitations in clauses (j) and (k) of this Section in the case of any such Investment in or by a Non-Guarantor Subsidiary with any such proceeds received by the Borrower or a Guarantor;

(i)      intercompany Investments by any Group Member in the Borrower or any Person that, prior to such Investment, is a Guarantor; provided that such Investments consisting of loans or advances shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent; provided, however, that the terms of such subordination shall not provide for any restrictions on repayment of such intercompany Investments unless an Event of Default has occurred and is continuing hereunder;

(j)      (i) intercompany Investments by Holdings or any of its Subsidiaries in any Person, that, prior to such Investment, is a Non-Guarantor Subsidiary (including, without limitation, Guarantee Obligations with respect to obligations of any such Non-Guarantor Subsidiary, loans made to any such Non-Guarantor Subsidiary and Investments resulting from mergers with or sales of assets to any such Non-Guarantor Subsidiary); provided that the aggregate amount of all such Investments (including, without limitation, all such Guarantee Obligations) made by the Borrower and the Guarantors (excluding those permitted by clause (k) below) valued at cost without giving effect to any write-down or write-off of any such Investments, shall not exceed at any time outstanding during the term of this Agreement the sum of (x) $200,000,000, plus (y) the amount of Capital Stock (other than Disqualified Stock) issued by Holdings in exchange for such Investment, plus (z) the amount of Capital Stock (other than Disqualified Stock) of Holdings and Permitted Additional Subordinated Debt issued to finance such Investment; provided,  further, that solely for purposes of determining compliance with the limits set forth in clause (x) of the foregoing proviso, the amount of any such Investment made in a Non-Guarantor Subsidiary shall be excluded to the extent such Investment is contributed or made, directly or indirectly, to an Italian Concession Vehicle and used to fund or satisfy Italian Concession Obligations or is otherwise used to fund or satisfy Italian Concession Obligations, and (ii) intercompany Investments by any Loan Party in any Non-Guarantor Subsidiary on and after the Second Restatement Effective Date of Capital Stock, Property and cash with an aggregate value not to exceed the aggregate value of any Capital Stock, Property and cash previously transferred to any Loan Party pursuant to any Investment made in, or any dividend or similar distribution paid to, any Loan Party by any Non-Guarantor Subsidiary on and after the Second Restatement Effective Date; provided that the aggregate amount of any such Investments made in cash by any Loan Party in any Non-Guarantor Subsidiary pursuant to this clause (ii) shall not exceed the aggregate amount of Investments in cash previously made by any Non-Guarantor Subsidiary in any Loan Party and cash dividends and similar cash distributions received by any Loan Party from any Non-Guarantor Subsidiary, in each case, on and after the Second Restatement Effective Date; provided, further, that (x) to the extent that any such Investment by any Non-Guarantor Subsidiary in any Loan Party is made in the form of Indebtedness owing by a Loan Party to a Non-Guarantor Subsidiary, the amount of any payment of principal and interest and other amounts paid in respect of such Indebtedness shall be treated as an Investment in the applicable Non-Guarantor Subsidiary and shall be included for purposes of determining compliance with the limitations on Investments by Loan Parties in Non-Guarantor Subsidiaries, at the option of the Borrower, either pursuant to this clause (ii) or pursuant to clause (i) above, and (y) in the case of any transfer or series of related transfers of Property (other than Capital Stock or cash) pursuant to this clause (ii), (A) with an aggregate value of less than $10,000,000, a Responsible Officer of Holdings shall provide written certification to the Administrative Agent setting forth, with reasonably detailed calculations, the value thereof (provided that, for the avoidance of doubt, the detail to be provided with respect to any such valuation pursuant to this clause (A) and clause (B) below shall be determined with reasonable regard to the nature of such Property and the method of the determination of the valuation thereof), (B) with an aggregate value equal to or greater than $10,000,000 but less than $30,000,000, the chief financial officer of Holdings shall provide written certification to the Administrative Agent setting forth, with reasonably detailed calculations, the value thereof and (C) with an aggregate value equal to or greater than $30,000,000, the Borrower shall have received, and shall have delivered to the Administrative Agent, an opinion from an independent nationally recognized investment banking, accounting or valuation firm, selected by the Borrower, as to the value thereof; provided, further, that no such certification or valuation shall be required to be delivered in connection with any such transfer of Property by a Loan Party to a Non-Guarantor Subsidiary to the extent that such Property was previously transferred to a Loan Party by a Non-Guarantor Subsidiary, and (z) any such Investment consisting of loans or advances made by any Non-Guarantor Subsidiary to any Loan Party shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent; provided, however, that the terms of such subordination shall not provide for any restrictions on repayment of such intercompany Investments unless an Event of Default has occurred and is continuing hereunder.

(k)     Investments consisting of acquisitions of Capital Stock or assets pursuant to a Permitted Acquisition; provided that (i) the aggregate amount of all such Investments in Non-Guarantor Subsidiaries (excluding those (1) made with Capital Stock (other than Disqualified Stock) of Holdings and (2) financed with the issuance of Capital Stock (other than Disqualified Stock) of Holdings or Permitted Additional Subordinated Debt) shall not exceed $250,000,000 at any time during the period commencing on the Second Restatement Effective Date through the term of this Agreement, and (ii) (A) immediately prior to and after giving effect to any such Investment, no Default or Event of Default shall have occurred or is continuing, (B) Holdings is in compliance with Section 8.1, as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time, determined on a Pro Forma Basis, and (C) at the time of such Investment (and after giving effect thereto), there shall be remaining at least $15,000,000 of Available Revolving Commitments;

(l)      Investments in joint ventures (other than pursuant to Section 8.8(j)) in an aggregate amount (valued at cost, without giving effect to any write-down or write-off of any such Investments) not to exceed $75,000,000 during the period commencing on the Second Restatement Effective Date through the term of this Agreement;

(m)    minority Investments in the securities of any trade creditor, wholesaler, supplier or customer received pursuant to any plan of reorganization or similar arrangement of such trade creditor, wholesaler, supplier or customer, as applicable;

(n)     in addition to Investments otherwise expressly permitted by this Section, Investments by Holdings or any of its Subsidiaries in an aggregate amount (valued at cost, without giving effect to any write-down or write-off of any such Investments) not to exceed $25,000,000 during the period commencing on the Second Restatement Effective Date through the term of this Agreement;

(o)     Investments that will fund Supplemental Executive Retirement Plan liabilities as approved by the board of directors of Holdings;

(p)     Investments made by a deferred compensation plan for employees of Holdings and its Subsidiaries, to the extent funded by contributions to such plan and permitted by the terms thereof;

(q)     the Peru Investments;

(r)      to the extent constituting Investments, the Hedge Agreements permitted by clause (d) of Section 8.16;

(s)     to the extent constituting Investments, the repurchase by Holdings of its Capital Stock pursuant to clause (b) of Section 8.6;

(t)      Investments to fund or satisfy any Italian Concession Obligations, including any Investment in any Italian Concession Vehicle (or its equity holders or members) used by or on behalf of any Italian Concession Vehicle (or its equity holders or members) to fund or satisfy any Italian Concession Obligations;

(u)     to the extent constituting Investments, Dispositions permitted by clause (l) of Section 8.5;

(v)     Investments by Holdings or any of its Subsidiaries in Sciplay, Sciplay International or any other Playtech Joint Venture (i) in an aggregate amount (valued at cost, without giving effect to any write-down or write-off of any such Investments) not to exceed $40,000,000 at any time and (ii) in order to fund any capital expenditures of Sciplay, Sciplay International or any other Playtech Joint Venture, as the case may be, in relation to customer contracts, in an aggregate amount (valued at cost, without giving effect to any write-down or write-off of any such Investments) not to exceed $50,000,000 at any time;

(w)    Investments by the Borrower (or an Affiliate thereof) in the Capital Stock of (i) Sciplay pursuant to the provisions of the U.S. Internet Gaming Joint Venture Agreement, as in effect on the date hereof, which contemplate the purchase of such Capital Stock from a Playtech Entity following the occurrence of certain termination events as set forth therein, (ii) Sciplay International pursuant to the provisions of the International Internet Gaming Joint Venture Agreement, as in effect on the date hereof,  which contemplate the purchase of such Capital Stock from a Playtech Entity following the occurrence of certain termination events as set forth therein and (iii) any other Playtech Joint Venture pursuant to the provisions of any Playtech Agreement with respect to such other Playtech Joint Venture which contemplates the purchase of such Capital Stock from a Playtech Entity following the occurrence of certain termination events as set forth therein in an aggregate amount (valued at cost, without giving effect to any write-down or write-off of any such Investments) for all Investments pursuant to this clause (iii) not to exceed $25,000,000;

(x)     Investments consisting of consideration received for the Racing Business Disposition and Investments in the GLB Business and CSL Retailer Consignment Business in an aggregate amount (valued at cost without giving effect to any write-down or write-off of any such Investments) for all Investments pursuant to this paragraph (x) not to exceed $100,000,000 minus the amount of any Indebtedness incurred pursuant to Section 8.2(q) by any Group Member that is conducting the GLB Business or the CSL Retailer Consignment Business; and

(y)     any Investment that, when made, is treated as a Restricted Payment made pursuant to clause (b)(z) of Section 8.6 and is permitted to be made thereunder at the time.

8.9.          Payments and Modifications of Certain Debt Instruments.  (a)  (i)  Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Permitted Additional Senior Indebtedness, Senior Subordinated Securities or Permitted Additional Debt (for the avoidance of doubt, other than Credit Agreement Refinancing Indebtedness incurred pursuant to Section 4.18); provided that the Borrower or any Guarantor may make or offer to make a payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to (1) the Permitted Additional Senior Indebtedness to the extent permitted in clause (a) of the definition of the term “Permitted Additional Senior Indebtedness”, (2) the Permitted Additional Senior Indebtedness, the Senior Subordinated Securities or Permitted Additional Debt so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (y) as of the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the time, the Consolidated Senior Debt Ratio on a Pro Forma Basis would be at least 0.25 below the level required by Section 8.1(c) as of the end of such fiscal quarter, and (z) at the time of such payment, prepayment, repurchase or redemption or such optional or voluntary defeasance or segregation of funds (and after giving effect thereto), as applicable, there shall be remaining at least $15,000,000 of Available Revolving Commitments, (3) the Senior Subordinated Securities, with the Net Cash Proceeds of Permitted Refinancing Securities, (4) the Permitted Additional Senior Indebtedness, Senior Subordinated Securities or Permitted Additional Debt (x) in each case to the extent constituting Applicable Senior Debt, pursuant to and to the extent permitted by Section 8.2(h) or Section 8.5(p), and (y) if none of the Applicable Senior Debt is then outstanding, with the Net Cash Proceeds retained by Holdings or any of its Subsidiaries pursuant to Section 8.2(h) or Section 8.5(p), (5) the Permitted Additional Senior Indebtedness, the Senior Subordinated Securities or Permitted Additional Debt, the aggregate principal amount of which payment, prepayment, repurchase redemption or optional or voluntary defeasance or segregation of funds is treated as a Restricted Payment made pursuant to clause (b)(z)(i) of Section 8.6 and is permitted to be made thereunder at the time, (6) Permitted First Priority Additional Debt ratably with a voluntary prepayment of Term Loans hereunder or (7) any Permitted Additional Debt, with the Net Cash Proceeds of Refinancing Indebtedness in respect of such Permitted Additional Debt, (ii) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Additional Senior Indebtedness or the Senior Subordinated Securities (other than any such amendment, modification, waiver or other change that (A) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon or would eliminate any covenant or make any covenant less restrictive and (B) does not involve the payment of a consent fee) or (iii) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Loan Documents) as “Designated Senior Debt” (or any other defined term having a similar purpose) for the purposes of any Senior Subordinated Securities Indenture; provided that, notwithstanding clause (ii)(B) above, the Borrower or any Guarantor may pay fees with respect to any amendment, modification, waiver or other change to any of the terms of the Permitted Additional Senior Indebtedness or the Senior Subordinated Securities so long as (x) no Default has occurred and is continuing or would result therefrom and (y) the aggregate amount of all such fees so paid does not exceed $10,000,000 during the period commencing on the Second Restatement Effective Date through the term of this Agreement.

8.10.        Transactions with Affiliates.  Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than transactions between or among Loan Parties) unless such transaction is (a) otherwise not prohibited by this Agreement, and (b) upon fair and reasonable terms no less favorable to the relevant Group Member, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate; provided, however, that the provisions of clause (b) of this Section 8.10 shall not apply to any transaction (i) between a Non-Guarantor Subsidiary and any other Non-Guarantor Subsidiary and (ii) between a Loan Party and any Non-Guarantor Subsidiary to the extent such transaction is no less favorable to such Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate.

8.11.        Sales and Leasebacks.  Enter into any arrangement with any Person providing for the leasing by any Group Member of real or personal property that has been or is to be sold or transferred by such Group Member to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Group Member, other than any such arrangement (a)(i) that if such arrangement is a Capital Lease Obligation, is permitted pursuant to Section 8.2(e) or 8.2(v), (ii) the consideration received from which is (A) solely cash consideration to the extent of the fair market value of any Collateral so sold or transferred, as determined in good faith by Holdings’s board of directors and (B) at least 75% in cash consideration to the extent of the fair market value of the property (other than Collateral) so sold or transferred, as determined in good faith by Holdings’s board of directors, provided that prior consent of the board of directors shall be obtained if such fair market value was determined to be in excess of $1,000,000 and (iii) the Net Cash Proceeds derived from which shall be applied toward the prepayment of the Term Loans as set forth in Section 4.2(c), without giving any Reinvestment Notice or (b) between a Loan Party and another Loan Party or between a Non-Guarantor Subsidiary and another Non-Guarantor Subsidiary.

8.12.        Changes in Fiscal Periods.  Permit the fiscal year of Holdings to end on a day other than December 31 or change Holdings’s method of determining fiscal quarters.

8.13.        Negative Pledge Clauses.  Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any Liens or Capital Lease Obligations otherwise permitted under Sections 8.3(l), (m), (o) and (s), provided that, in each case, any prohibition or limitation shall only be effective against the assets subject to the applicable Lien, (c) to the extent existing on the Second Restatement Effective Date, contracts with customers prohibiting Liens on any equipment used in the performance of any such contracts set forth on Schedule 8.13(c), (d) to the extent existing on the Second Restatement Effective Date, contracts with customers prohibiting the assignment of such contracts or proceeds owing thereunder set forth on Schedule 8.13(d), (e) to the extent contracts of the type described in clause (c) or (d) hereof are entered into after the Effective Date, any such contracts (and any renewals thereof) so long as the aggregate value of the assets subject to such prohibitions, in each case as set forth on the most recent consolidated balance sheet of Holdings and its consolidated Subsidiaries in accordance with GAAP, shall not exceed 5% of the aggregate value of all assets set forth on the most recent consolidated balance sheet of Holdings and its consolidated Subsidiaries in accordance with GAAP, (f) any agreements entered into in the ordinary course of business which contain customary provisions restricting the assignment, transfer or pledge of such agreements, (g) the provisions of any Playtech Agreement prohibiting Liens on any intellectual property relating to any central monitoring and control systems of any Group Member or any joint content or other intellectual property that is jointly owned by any Playtech Entity and any Group Member, in each case in which any Loan Party has any rights, (h) the provisions of the Internet JV Agreements and any other Playtech Agreement prohibiting Liens on any of the Capital Stock of Sciplay, Sciplay International or any other Playtech Joint Venture in which any Loan Party has any rights, (i) any agreement or other instrument of a Person acquired by Holdings or any Subsidiary which was in existence at the time of such acquisition (but not created in contemplation thereof or to provide all or any portion of the funds or credit support utilized to consummate such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, (j) customary provisions in joint venture agreements relating solely to such joint venture and entered into in the ordinary course of business and (k) customary restrictions and encumbrances under leases (other than financing or similar leases), licenses, asset sale agreements and similar agreements entered into in the ordinary course of business; provided that any such restriction or encumbrance relates solely to the property and assets that are the subject of the applicable agreement.

8.14.        Clauses Restricting Subsidiary Distributions.  Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of Holdings to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, Holdings or any other Subsidiary of Holdings, (b) make loans or advances to, or other Investments in, Holdings or any other Subsidiary of Holdings or (c) transfer ownership of any of its assets to Holdings or any other Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) any restrictions imposed by customary provisions in agreements entered into in the ordinary course of business restricting the assignment, transfer or pledge thereof, (iv) any customary restrictions imposed by any agreement governing Indebtedness permitted by Section 8.2(h), (n) or (q) if such restrictions apply only to the Subsidiary incurring such Indebtedness or any of its Subsidiaries, (v) any restrictions imposed by the provisions of the Internet JV Agreements or any other Playtech Agreement restricting the transfer of the Capital Stock of Sciplay, Sciplay International or any other Playtech Joint Venture, (vi) any restrictions imposed by an agreement or other instrument of a Person acquired by Holdings or any Subsidiary which was in existence at the time of such acquisition (but not created in contemplation thereof or to provide all or any portion of the funds or credit support utilized to consummate such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, (vii) any customary restrictions imposed by provisions in joint venture agreements relating solely to such joint venture and entered into in the ordinary course of business and (viii) any customary restrictions under leases (other than financing or similar leases), licenses, asset sale agreements and similar agreements entered into in the ordinary course of business; provided that any such restriction relates only to the property and assets that are the subject of the applicable agreement.

8.15.        Lines of Business.  Enter into any business, either directly or through any Subsidiary, except for those businesses in which Holdings and its Subsidiaries are engaged on the Second Restatement Effective Date or that are reasonably related thereto and business utilizing the same or similar technology.

8.16.        Hedge Agreements.  Enter into any Hedge Agreement, except (a) Hedge Agreements entered into by Holdings or the Borrower to hedge or mitigate risks to which Holdings or any Subsidiary has actual exposure (other than those in respect of Capital Stock or the Senior Subordinated Securities), (b) Hedge Agreements entered into in order to effectively cap, collar or exchange interest or currency rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Holdings or any Subsidiary (including any Senior Subordinated Securities); provided that, at the time of and after giving effect to any such Hedge Agreement, at least 40% of Consolidated Total Debt will be comprised of Indebtedness effectively bearing interest at a fixed rate (taking into account the effect of all Hedge Agreements, whether fixed to floating or floating to fixed), (c) [reserved], (d) Hedge Agreements entered into in order to effectively hedge or mitigate risks associated with any Permitted Additional Subordinated Debt that is convertible into Equity Interests of Holdings, which Hedge Agreements are, other than with respect to pricing terms, customary for similar agreements entered into for such purpose by similarly rated issuers, and (e) other Hedge Agreements entered into to hedge or mitigate risks to which Holdings or any Subsidiary has exposure that do not involve any risk of payment required to be made by Holdings or any Subsidiary (other than any up-front payment made at the time such Hedge Agreement is entered into).

SECTION 9.  EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a)     the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b)     any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c)     (i)  any Loan Party shall default in the observance or performance of any agreement contained in clause (i) of Section 7.4(a) (with respect to Holdings and the Borrower only), Section 7.7(a), Section 7.11 or Section 8 of this Agreement or (ii) an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d)     any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

(e)     any Group Member (i) defaults in making any payment of any principal of any Material Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) defaults in making any payment of any interest on any Material Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Material Indebtedness was created; or (iii) defaults in the observance or performance of any other agreement or condition relating to any Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any Material Indebtedness constituting a Guarantee Obligation) to become payable, unless in the case of any Senior Subordinated Securities or Permitted Additional Senior Indebtedness (x) such event or condition is a Mafco Specified Change of Control and (y) the Borrower or any Guarantor would at the time of such event or condition, as the case may be, be permitted to make such purchase or payment on an optional or voluntary basis pursuant to Section 8.9(a)(i)(2) or (5); or

(f)      (i) any Group Member shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Group Member shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Group Member any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Group Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Group Member shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g)     (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any Plan shall fail to meet the minimum funding standards (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived, or any Lien in favor of the PBGC or a Plan shall arise on the assets of Holdings, the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) Holdings, the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would, in the reasonable judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

(h)     one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $20,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i)      any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j)      the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(k)     (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Parents or any of them, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of Holdings; (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors; (iii) a Specified Change of Control, other than a Mafco Specified Change of Control shall occur; or (iv) the Borrower shall cease to be a Wholly Owned Subsidiary of Holdings; or

(l)      any Senior Subordinated Securities or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations, as provided in any Senior Subordinated Securities Indenture, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of such Senior Subordinated Securities or the holders of at least 25% in aggregate principal amount of such Senior Subordinated Securities shall so assert in writing; or

(m)    any Group Member defaults in the observation or performance of any agreement or condition contained in one or more contracts with respect to which Secured Surety Bonds have been issued resulting in a notice or notices of claims submitted under the Secured Surety Bonds and the aggregate amount of such claims exceed $20,000,000 at any time outstanding and such defaults have resulted in the provider of the relevant Secured Surety Bonds (x) seeking payment of such amounts from any Group Member, which payment is not made within 60 days or (y) taking any enforcement action in respect of the Lien securing such Secured Surety Bond; or

(n)     a Mafco Specified Change of Control shall occur and, as a result thereof, any Senior Subordinated Securities or Permitted Additional Senior Indebtedness shall become due and payable or shall otherwise be required to be repaid, repurchased, redeemed or defeased, whether at the option of any holder thereof or otherwise, unless the Borrower or any Guarantor would at such time be permitted to make such payments on an optional or voluntary basis pursuant to Section 8.9(a)(i)(2); or

(o)     any of the Obligations shall for any reason cease to be “First Lien Obligations” (or any comparable term) under the Second Lien Intercreditor Agreement, or the Second Lien Intercreditor Agreement shall cease to be (other than in accordance with its terms), or shall have been asserted by any Loan Party, any Affiliate of any Loan Party, any agent, trustee or other authorized representative for the holders of any series of Permitted Second Priority Additional Debt or the holders of at least 25% in aggregate principal amount of any such series not to be, in full force and effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations (to the extent not cash collateralized as set forth below), whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:  (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations (to the extent not cash collateralized as set forth below), whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit.  Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents.  After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

SECTION 10.   THE AGENTS

10.1.        Appointment.  (a)   Each Lender and Issuing Lender hereby irrevocably designates and appoints each Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes such Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

(b)   The Issuing Lender shall act on behalf of the Revolving Lenders with respect to Letters of Credit issued or made under this Agreement and the documents associated therewith.  It is understood and agreed that the Issuing Lender (i) shall have all of the benefits and immunities (x) provided to the Agents in this Section 10 with respect to acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued or made under this Agreement and the documents associated therewith as fully as if the term “Agents”, as used in this Section 10, included the Issuing Lender with respect to such acts or omissions and (y) as additionally provided in this Agreement and (ii) shall have all of the benefits of the provisions of Section 10.7 as fully as if the term “Agents”, as used in Section 10.7, included the Issuing Lender.

10.2.        Delegation of Duties.  Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  Each Agent and any such agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties.  No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

10.3.        Exculpatory Provisions.  Neither any Agent nor any of their respective Related Parties shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder.  The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

10.4.        Reliance by Agents.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings or the Borrower), independent accountants and other experts selected by such Agent.  The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent.  Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

10.5.        Notice of Default.  No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.”  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders.  The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

10.6.        Non-Reliance on Agents and Other Lenders.  Each Lender expressly acknowledges that neither the Agents nor any of their respective Related Parties have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender.  Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement.  Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its Related Parties.

10.7.        Indemnification.  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence, bad faith or willful misconduct.  The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

10.8.        Agent in Its Individual Capacity.  Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent.  With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent that is a Lender in its individual capacity.

10.9.        Successor Administrative Agent.  The Administrative Agent may resign as Administrative Agent at any time upon notice to the Lenders, the Issuing Lenders and the Borrower and may be removed at any time by the Required Lenders. Upon the resignation or removal of the Administrative Agent under this Agreement and the other Loan Documents, the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9(a) or Section 9(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans.  If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lenders, appoint a successor agent, which agent shall be a financial institution organized and doing business under the laws of the United States or any state thereof, subject to supervision or examination by any Federal or state authority and having a total shareholder equity aggregating at least $1,000,000,000 or an Affiliate of any such financial institution.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After any retiring Administrative Agent’s resignation or removal as Administrative Agent, the provisions of this Section 10 and

Section 11.5 shall inure to its benefit and the benefit of its agents and their respective Related Parties as to any actions taken or omitted to be taken by any of them while it was acting under this Agreement and the other Loan Documents.

10.10.      Agents Generally.  Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such.

10.11.      Lead Arranger, Joint Lead Arrangers and Syndication Agents.  Each of the Lead Arranger, the Joint Lead Arrangers, the Syndication Agents and the Documentation Agents, in its capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and other Loan Documents.

10.12.      Intercreditor Agreements.  Each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of each of the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement and (b) hereby authorizes the Administrative Agent to enter into each of the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement and to subject the Liens securing the Obligations to the provisions thereof.

SECTION 11.  MISCELLANEOUS

11.1.        Amendments and Waivers.  (a)  Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1; provided that Incremental Amendments pursuant to and in compliance with Section 4.17 shall not be subject to this Section 11.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, consents, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount of any Loan or L/C Disbursement or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, extend the required date of reimbursement of any L/C Disbursement, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates, which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Revolving Commitment under either Revolving Facility, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 11.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders or any other provision of any Loan Document (other than the definition of Majority Facility Lenders) specifying the number or percentage of Lenders required to waive, modify or amend any rights thereunder or make any determination or grant any consent thereunder, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release any material guarantee under the Guarantee and Collateral Agreement or limit the applicable Loan Party’s liability in respect of such guarantee, in each case without the written consent of all Lenders; (iv) amend, modify or waive any condition precedent to any extension of credit under a Revolving Facility set forth in Section 6.2 (including in connection with any waiver of an existing Default or Event of Default) without the written consent of the Majority Facility Lenders with respect to such Revolving Facility; (v) amend, modify or waive the pro rata requirements of Section 4.8(a), (b) or (c) without the written consent of each Lender adversely affected thereby; (vi) reduce the amount of Net Cash Proceeds required to be applied to prepay Term Loans under this Agreement without the written consent of the Majority Facility Lenders with respect to the Term Facility; (vii) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (viii) amend, modify or waive any provision of Section 10 without the written consent of each Agent adversely affected thereby; (ix) amend, modify or waive any provision of Section 3.3 or 3.4 without the written consent of the Swingline Lender; (x) [reserved], (xi) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; or (xii) amend, modify or waive any provision of Sections 3.7 to 3.14 without the written consent of each Issuing Lender; provided, further, that any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not other Classes) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time (a “Class Vote”).  Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans; provided that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Lender or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Lender or the Swingline Lender, as the case may be.  In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.  Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, each Issuing Lender and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

(b)  In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all Lenders directly affected thereby, if the consent of the Required Lenders (in the case of a Proposed Change affecting all Lenders or all Lenders directly affected thereby, not limited to a particular Class) or the Majority Facility Lenders (in the case of a Proposed Change affecting all Lenders or all directly affected Lenders of a particular Class), to such Proposed Change is obtained, the Borrower shall be permitted to replace any Lender whose consent is required but is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”).  The Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate (it being understood that all such Non-Consenting Lenders have granted hereby to the Administrative Agent Power of Attorney to assign and delegate on their behalf pursuant to this Agreement), without recourse (in accordance with and subject to the restrictions contained in Section 11.6), all its interests, rights and obligations under this Agreement (or, with respect to a Class Vote, at the option of the Borrower, all such Lender’s interests, rights and obligations with respect to the respective Class of Loans) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Lender that is acting as the Administrative Agent is not a Non-Consenting Lender, (ii) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (iii) such Non-Consenting Lender shall have received payment of an amount equal to (x) at par, all Loans and participations in LC Disbursements being assigned, accrued interest thereon, accrued fees and all other amounts payable (other than any fee payable pursuant to Section 4.11) to it with respect thereto from, the assignee (to the extent of such outstanding principal and accrued interest and fees) and (y) all other amounts owing hereunder to such Non-Consenting Lender, from the Borrower (it being understood that, the Borrower shall be liable to such Non-Consenting Lender under Section 4.11 if any Eurocurrency Loan owing to such Non-Consenting Lender shall be purchased other than on the last day of the Interest Period relating thereto), (iv) the Borrower or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 11.6(b)(ii)(D) and (v) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the Non-Consenting Lender. Notwithstanding anything to the contrary in this Agreement, the return of the note held by such Non-Consenting Lender is not a condition to the effectiveness of any assignment pursuant to this Section 11.1(b).

(c)  Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and the Majority Facility Lenders.

11.2.        Notices.  (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of Holdings, the Borrower and the Agents, and as set forth in an Administrative Questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

(i)      to Holdings or the Borrower at 750 Lexington Avenue, New York, NY 10022, Attention of Robert C. Becker (Telecopy No. (212) 754-2372);

(ii)     if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin, 10th Floor, Houston, TX 77002, Attention of Loan and Agency Services Group (Telecopy No. (713) 750-2892), with a copy to (A) JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, NY 10179, Attention of Brendan Poe (Telecopy No. (212) 270-2157) and (B) in the case of a Multicurrency Revolving Loan denominated in a Foreign Currency, J. P. Morgan Europe Limited, 125 London Wall, London EC2Y 5AJ, Attention of Agency Department, 9th Floor (Telecopy No. 44 207 777 2360) (Telephone No. 44 207 777 0976);

(iii)    if to JPMorgan Chase Bank, N.A., as Issuing Lender, to 131 South Dearborn, 5th Floor, Mail Code: IL1-0236, Chicago, Illinois 60603-5506, Attention of Floro Alcantara (Telecopy No. (312) 385-7236), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, New York 10179, Attention of Brendan Poe (Telecopy No. (212) 270-2157);

(iv)    if to the Swingline Lender, to JPMorgan Chase Bank, N.A., 1111 Fannin, 10th Floor, Houston, TX 77002, Attention of Loan and Agency Services Group (Telecopy No.: (713) 750-2892), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, NY 10179, Attention of Brendan Poe (Telecopy No.: (212) 270-2157); and

(v)     if to any other Lender or Issuing Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire;

provided that any notice, request or demand to or upon any Agent, any Issuing Lender or the Lenders shall not be effective until received.

(b)   Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Sections 2, 3 and 4 unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent, Holdings or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

11.3.        No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges that would otherwise be provided by law.  No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 11.1, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Lender may have had notice or knowledge of such Default at the time.

11.4.        Survival.  All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  The provisions of Sections 4.9, 4.10, 4.11, 11.5, 11.12(e) and Section 10 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

11.5.        Payment of Expenses.  The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Lead Arranger and their respective Affiliates for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to such Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Second Restatement Effective Date (in the case of amounts to be paid on the Second Restatement Effective Date) and from time to time thereafter (not less frequently than quarterly, if accrued and unbilled fees exceed $15,000) as such Agent shall deem appropriate, (b) to pay or reimburse each Lender, Issuing Lender and

Agent and their respective Affiliates for all its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents (in each case including all reasonable costs and expenses incurred in connection with any work-out, restructuring, forbearance or waiver providing relief to the Loan Parties), including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and Issuing Lender and of counsel to such Agent, provided that, the fees and disbursements of counsel to any such Lender shall only be paid or reimbursed to the extent incurred in connection with a Default or an Event of Default, (c) to pay, indemnify, and hold each Lender, Issuing Lender and Agent and their respective Affiliates harmless from, any and all recording and filing fees that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) to pay or reimburse each Issuing Lender for all its reasonable out-of-pocket costs and expenses incurred in connection with the conversion of any Multicurrency Letter of Credit denominated in a Foreign Currency pursuant to the terms of this Agreement, and (e) to pay, indemnify, and hold each Lender, Issuing Lender and Agent and their respective officers, directors, employees, affiliates, agents, trustees, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (without regard to whether or not such Indemnitee is a party hereto (or to the applicable action or suit) and irrespective of whether any of the foregoing is initiated by a Loan Party or by a third party), with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations or current or former properties of any Group Member or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions, investigations, litigation, or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (e), collectively, the “Indemnified Liabilities”), provided that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.  Without limiting the foregoing, and to the extent permitted by applicable law, Holdings and the Borrower agree not to assert and to cause their Subsidiaries not to assert, and hereby waive and agree to cause their Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, arising under or related to Environmental Laws, that any of them may have by statute or otherwise against any Indemnitee, except to the extent resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee.  All amounts due under this Section 11.5 shall be payable not later than ten days after written demand therefor.  Statements payable by the Borrower pursuant to this Section 11.5 shall be submitted to Robert C. Becker (Telephone No.:  (212) 754-2233 and Telecopy No:  (212) 754-2372), at the address of the Borrower set forth in Section 11.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the

Administrative Agent.  The agreements in this Section 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

11.6.        Successors and Assigns.  (a)   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)  (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)    the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; and

(B)    the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)     Assignments shall be subject to the following additional conditions:

(A)    no assignment may be made to an Ineligible Assignee;

(B)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of Term Loans, $1,000,000, unless the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and Approved Funds shall be aggregated for purposes of determining compliance with such minimum assignment amount;

(C)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, except that this clause (C) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Facility;

(D)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 to be paid by the assignor or assignee; and

(E)     the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

For purposes of this Section 11.6, the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by, or has as its principal investment advisor, a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender or is the principal investment advisor of a Lender.

(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11, 11.5 and 11.12(e)).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)    The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest with respect thereto) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, any Issuing Lender and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(v)     Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)  (i)  Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Lenders or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant to which it has sold a participation and the principal amounts (and stated interest) of each such Participant’s interest in the Loans or other rights and obligations of such Lender under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Loans or other rights and obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Loan or other right or obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or is otherwise required by any Governmental Authority. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver (1) that requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 11.1 and (2) directly affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.7 as though it were a Lender, provided such Participant agrees to be subject to Section 11.7(a) as though it were a Lender.

(ii)     A Participant shall not be entitled to receive any greater payment under Section 4.9 or 4.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent; provided that a Participant shall not be entitled to the benefits of Section 4.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.10 as though it were a Lender.

(d)   Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority that has jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)   Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 11.6(b).  The Borrower, each Lender and each Agent hereby confirm that they will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

11.7.        Adjustments; Set-off.  (a)   Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 9, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b)   In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.8.        [Reserved].

11.9.        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.10.      Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11.11.      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.12.      Submission to Jurisdiction; Waivers.  Each of Holdings and the Borrower hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

11.13.      Acknowledgments.  Each of Holdings and the Borrower hereby acknowledges that:

(a)     it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)     no Agent, Issuing Lender or Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Issuing Lender and Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)     no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Holdings and the Borrower and the Lenders.

11.14.      Releases of Guarantees and Liens.  (a)  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 11.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 11.1 or (ii) under the circumstances described in paragraph (b) below.

(b)   At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than obligations under or in respect of Hedge Agreements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding hereunder, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

11.15.      Confidentiality.  Each Agent, Issuing Lender and Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent, Issuing Lender or any Lender from disclosing any such information (a) to any Agent, any other Lender or any Lender Affiliate, (b) subject to an agreement to comply with the provisions of this Section, to any pledgee referred to in Section 11.6(d) or any actual or prospective Transferee or any direct or indirect counterparty to any Hedge Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.  Any Person required to maintain the confidentiality of information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information.

11.16.      WAIVERS OF JURY TRIAL.  HOLDINGS, THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

11.17.      USA PATRIOT Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with such Act.

11.18.      Conversion of Currencies.  (a)  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures in the relevant jurisdiction, the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)   The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.  The obligations of the Borrower contained in this Section 11.18 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

11.19.      Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.